UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-01880

The Income Fund of America, Inc.
(Exact Name of Registrant as Specified in Charter)

P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: July 31

Date of reporting period: July 31, 2008

Patrick F. Quan
Capital Research and Management Company
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street, 25th Floor
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

The Income Fund of America

Looking back, looking forward:
Reflections on a challenging year

[photo of a body of water with trees in the background]

Annual report for the year ended July 31, 2008

The Income Fund of America® seeks current income while secondarily striving for capital growth through investments in stocks and fixed-income securities.

This fund is one of the 30 American Funds. American Funds is one of the nation’s largest mutual fund families. For more than 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2008 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	–16.56%	7.27%	6.02%

The total annual fund operating expense ratio for Class A shares as of the most recent fiscal year-end was 0.57%. This figure does not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table on pages 29 and 30 for details.

The fund’s 30-day yield for Class A shares as of August 31, 2008, calculated in accordance with the Securities and Exchange Commission formula, was 4.86% (4.83% without the fee waiver). The fund’s distribution rate for Class A shares as of that date was 4.86%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Results for other share classes can be found on page 34.

The return of principal for the bond holdings in The Income Fund of America is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal. Investing outside the United States may be subject to additional risks, such as currency fluctuations and political instability, which are detailed in the fund’s prospectus.

Fellow shareholders:

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For the 12 months ended July 31, 2008, shares of The Income Fund of America fell 9.5%. This return was ahead of the –11.1% figure turned in by the unmanaged Standard & Poor’s 500 Composite Index (a broad measure of the U.S. stock market), but trailed the 6.2% positive return of the Lehman Brothers U.S. Aggregate Index, a gauge of the U.S. bond market.

The Income Fund of America also finished behind the Lipper Income Funds Index, a measure of its peer group, which dropped 3.1%.

While we are disappointed with the one-year return, we maintain a long-term perspective when managing the fund and would encourage shareholders to take a similar approach to evaluating its results. A review of the table below reveals that the fund has outpaced all of its benchmarks for each of the longer time periods shown.

[Begin Sidebar]
Results at a glance (with dividends reinvested or interest compounded)

	Average annual total returnsfor periods ended July 31, 2008

	1 year	5 years	10 years	Lifetime[1]

The Income Fund of America (Class A shares)	–9.5%	8.3%	6.7%	11.9%
Standard & Poor’s 500 Composite Index	–11.1	7.0	2.9	11.2
Lipper Income Funds Index[2]	–3.1	5.9	4.7	—	[3]
Lehman Brothers U.S. Aggregate Index	6.2	4.6	5.7	8.2	[4]
Consumer Price Index (inflation)[5]	5.6	3.6	3.0	4.6

[1] Since December 1, 1973, when Capital Research and Management Company became the fund’s investment adviser.
[2] Source: Lipper. Figures do not reflect the effect of sales charges.
[3] The inception date for the index was December 31, 1988.
[4] From December 1, 1973, through December 31, 1975, the Lehman Brothers U.S. Government/Credit Index was used because the Lehman Brothers U.S. Aggregate Index did not yet exist.
[5] Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

The market indexes are unmanaged and their results do not reflect the effect of sales charges, commissions or expenses. Fund returns do not reflect the effect of sales charges.
[End Sidebar]

Our income focus

Notwithstanding challenging market conditions for dividend-focused investors, we continued to deliver on our primary objective — providing quarterly income to shareholders. During the period, the fund’s 5.2% 12-month yield was more than double the 2.3% yield of the S&P 500 and well above the 4.0% figure registered by the Lipper Income Funds Average.

[Begin Sidebar]
In this report

Special Feature

6	Looking back, looking forward: Reflections on a challenging year

Contents

1	Letter to shareholders

4	The value of a long-term perspective

12	About your fund

13	The portfolio at a glance

14	Summary investment portfolio

20	Financial statements

35	Board of directors and other officers
[End Sidebar]

Providing fund shareholders with a sizable dividend can pose a significant challenge during tumultuous economic times. That’s because some companies facing tough business environments roll back their dividends and use the retained cash to shore up ailing operations. That happened during the period, when several of our holdings lowered their payouts. Despite this, we did not reduce our dividend. Our commitment to income is paramount and we prepare for difficult markets and challenging dividend environments as we build the fund’s portfolio.

In December 2007, The Income Fund of America also paid a special dividend of 13 cents a share and made a capital gain distribution of 84.8 cents a share.

Few safe havens

The economic and market tumult that had begun to appear during the latter part of the fund’s 2007 fiscal year picked up steam throughout the most recent 12 months. The environment was marked by multiple jolts to the financial system — notably the pronounced trouble in the subprime mortgage area, increasing losses among many prominent financial institutions and the failure of Bear Stearns and IndyMac. Steeply rising oil prices added to the economic uncertainty and weighed heavily on consumers. These factors resulted in economic weakness and translated into a significant drop in equity markets.

While the market downturn was broad-based, many of the high-dividend-paying sectors in which the fund has historically maintained sizable concentrations suffered disproportionately. Indeed, as a group, the highest dividend-paying companies within the S&P 500 posted the worst results, creating a particularly difficult investment environment for an income-focused fund.

Not surprisingly, stocks of financial companies — particularly some of the thrifts and mortgage finance companies with direct exposure to subprime mortgages — were hit hardest.

Another historically high-yielding area, pharmaceuticals, declined in the face of a variety of headwinds that included patent expirations, unfavorable research results and uncertainty over the public policy environment that will result from a new presidency.

U.S. telecommunications companies dropped sharply after rising steadily for a number of years. Economic softening and the ongoing transformation of the domestic telephony environment were to blame.

Fixed-income challenges

At the close of the period, 27.0% of the fund’s assets were invested in fixed-income securities, up from 23.6% the previous year. As would be expected in this environment, having a considerable portion of the fund’s assets invested in bonds was preferable to an all equity portfolio. As a group, however, our fixed-income holdings recorded a slight decline in value. As was the case with equities, much of the trouble centered on financial companies. Though going into the period we did not own any of the subprime mortgage securities at the heart of the problem, we did own bonds of firms involved in the mortgage business. Many of our holdings among high-yield bonds, which are economically sensitive and tend to move in step with equity markets, also struggled.

[Begin Sidebar]
Striking a balance between return and volatility

The Income Fund of America takes a prudent path to income. Looking back 10 years, as shown at right, the fund has provided higher returns than stocks, bonds and the average income fund, and lower volatility than the broader stock market.

[begin chart]
	5 Years		10 Years		Since 12/31/75
Fund	Annual Return	Annual Std Dev	Annual Return	Annual Std Dev	Annual Return	Annual Std Dev
Income Fund of America	8.33	7.11	6.69	8.47	11.93	8.95
Lehman Aggregate Bond	4.55	3.13	5.65	3.49	8.25	5.75
S&P 500	7.02	9.39	2.91	14.88	11.22	14.62
Lipper Income Funds Index	5.87	4.27	4.66	6.10
[end chart]

Sources: Stocks — S&P 500; Bonds — Lehman Brothers U.S. Aggregate Index;
Income Funds Index — Lipper. Returns include reinvestment of all distributions.
Volatility is calculated at net asset value by Lipper using annualized standard deviation (based on monthly returns), a measure of how returns over time have varied from the mean; a lower number signifies lower volatility.
[End Sidebar]

Not all bad news

In last year’s annual report, we notified shareholders that we had increased the amount of the fund’s assets we were able to invest in equities of companies based outside the United States from 20% to 25%. We sought this increase not in response to the specific market conditions at that time, but rather to increase our ability to take advantage of future opportunities.

Interestingly, our percentage of assets in stocks of companies domiciled outside the United States actually stayed relatively flat in the wake of that change, going from 17.6% to 17.9% of holdings over the last 12 months. However, many of those investments — particularly a select group within the utilities and telecommunications areas — were among the most positive contributors to the fund’s results. They also paid healthy dividends. This underscores the value of being able to cast our net globally as we search for investment opportunities.

To aid us in taking advantage of such future opportunities, the fund has considerable cash on hand. Currently, 9.1% of assets are held in cash and equivalents, up slightly from 8.6% a year ago.

Looking forward

Market declines challenge investors and investment professionals alike, yet The Income Fund of America has successfully weathered past difficult environments thanks to the dividend-focused, research-driven approach we continue to employ.

To learn more about that approach and the philosophy at the heart of the fund’s long-term success, and for an even closer look at the most recent fiscal year, please turn to the round-table discussion “Looking back, looking forward: Reflections on a challenging year” that begins on page 6.

Cordially,

/s/ Hilda L. Applbaum

Hilda L. Applbaum
Vice Chairman and Principal Executive Officer

/s/ David C. Barclay

David C. Barclay
President

September 4, 2008

For current information about the fund, visit americanfunds.com.

[Begin Sidebar]
A lifetime of high current income

The Income Fund of America’s 12-month dividend yield vs. benchmarks
Year ended July 31

• The Income Fund of America
• Lipper Income Funds Average
• S&P 500

[begin line chart]
Year-end	IFA	Lipper Inc Average	S&P 500
1/31/1975	7.30	7.34	4.71
7/31/1975	7.24	6.98	4.18
1/31/1976	6.30	6.53	3.65
7/31/1976	7.06	6.54	3.66
1/31/1977	6.94	6.31	4.01
7/31/1977	6.15	6.26	4.47
1/31/1978	6.61	6.83	5.28
7/31/1978	6.70	6.68	4.92
1/31/1979	7.56	7.07	5.12
7/31/1979	7.38	7.04	5.19
1/31/1980	7.83	7.36	4.99
7/31/1980	7.63	7.37	4.95
1/31/1981	8.07	7.95	4.81
7/31/1981	8.16	8.45	4.91
1/31/1982	8.75	9.52	5.53
7/31/1982	9.81	10.39	6.37
1/31/1983	7.95	8.74	4.74
7/31/1983	7.95	8.36	4.28
1/31/1984	7.86	8.54	4.36
7/31/1984	8.60	9.42	4.87
1/31/1985	7.69	8.40	4.22
7/31/1985	7.45	8.20	4.07
1/31/1986	7.30	7.80	3.75
7/31/1986	7.27	7.43	3.45
1/31/1987	6.85	6.84	3.03
7/31/1987	7.02	6.90	2.69
1/31/1988	7.62	7.33	3.31
7/31/1988	6.96	7.53	3.27
1/31/1989	6.69	7.45	3.34
7/31/1989	6.67	7.25	3.04
1/31/1990	6.99	8.05	3.37
7/31/1990	7.07	8.12	3.31
1/31/1991	8.12	9.10	3.52
7/31/1991	7.09	7.96	3.11
1/31/1992	6.33	7.22	2.96
7/31/1992	6.05	6.72	2.89
1/31/1993	6.44	6.18	2.83
7/31/1993	6.19	5.54	2.79
1/31/1994	5.56	5.12	2.64
7/31/1994	6.06	5.21	2.80
1/31/1995	6.14	5.64	2.81
7/31/1995	5.55	5.22	2.41
1/31/1996	5.07	4.89	2.18
7/31/1996	5.19	5.02	2.28
1/31/1997	5.09	4.60	1.89
7/31/1997	4.74	4.24	1.61
1/31/1998	4.27	4.49	1.59
7/31/1998	4.32	4.40	1.43
1/31/1999	4.79	4.21	1.29
7/31/1999	4.86	4.44	1.24
1/31/2000	5.40	4.88	1.19
7/31/2000	5.49	4.95	1.15
1/31/2001	4.78	4.87	1.20
7/31/2001	4.80	4.68	1.30
1/31/2002	5.01	4.29	1.40
7/31/2002	5.49	4.04	1.75
1/31/2003	5.45	3.75	1.88
7/31/2003	4.69	3.37	1.66
1/31/2004	4.05	2.82	1.54
7/31/2004	3.98	2.76	1.69
1/31/2005	3.57	2.54	1.64
7/31/2005	3.44	2.45	1.70
1/31/2006	3.75	2.73	1.75
7/31/2006	3.84	2.81	1.83
1/31/2007	4.52	3.02	1.75
7/31/2007	4.43	3.15	1.81
1/31/2008	4.68	3.65	2.03
7/31/2008	5.23	3.95	2.29
[end line chart]
All numbers calculated by Lipper.
[End Sidebar]

The value of a long-term perspective

How a $10,000 investment has grown

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. As the chart below shows, over its lifetime, The Income Fund of America (IFA) has delivered higher returns than both the broader stock and bond markets. Dividends, particularly when reinvested, have accounted for a large portion of the fund’s overall results.

Average annual total returns based on a $1,000 investment
(for periods ended July 31, 2008)*
	1 year	5 years	10 years
Class A shares	–14.66%	7.06%	6.06%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 29 and 30 for details.

[begin mountain chart]
Year End July 31	IFA[1,7,8] remaining amounts if dividends taken in cash	IFA[1,4,8] with dividends reinvested	Lehman Bros. U.S. Aggregate Index[5,6] with interest compounded	Standard & Poor’s 500 Composite Index[5] with dividends reinvested

1974#	8,767	9,088	9,378	8,481
1975	10,141	11,391	10,580	9,951
1976	12,155	14,750	11,871	12,066
1977	12,701	16,392	13,189	12,042
1978	12,584	17,403	13,474	12,926
1979	12,693	18,921	14,373	14,069
1980	12,490	20,161	14,602	17,412
1981	12,818	22,484	13,871	19,675
1982	12,256	23,663	16,720	17,063
1983	16,112	33,683	20,383	27,174
1984	15,738	35,721	22,154	26,367
1985	19,443	47,674	27,452	34,914
1986	21,668	57,146	33,353	44,833
1987	23,568	66,671	34,859	62,449
1988	22,341	67,812	37,497	55,109
1989	25,644	83,698	43,200	72,685
1990	24,351	84,639	46,253	77,386
1991	25,390	95,046	51,204	87,239
1992	28,370	113,237	58,770	98,377
1993	29,917	126,680	64,746	106,947
1994	28,788	129,171	64,807	112,457
1995	31,571	150,378	71,358	141,775
1996	34,007	170,618	75,311	165,244
1997	41,731	220,576	83,417	251,353
1998	44,436	245,542	89,980	299,807
1999	45,588	264,664	92,220	360,395
2000	42,276	259,165	97,721	392,724
2001	46,460	299,416	110,124	336,476
2002	41,359	280,397	118,420	257,015
2003	44,136	314,550	124,835	284,354
2004	49,057	364,136	130,876	321,781
2005	54,032	415,525	137,146	366,973
2006	56,985	456,119	139,146	386,700
2007	61,946	518,361	146,909	449,054
2008	53,502	469,245	155,944	399,251
[end mountain chart]

Fund results shown are for past periods for Class A shares and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com. Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2

Expense ratios and turnover rates*

Year ended July 31, 2008

	The Income Fund of America		Industry average†

Expense ratio	0.54	%††	0.69%
Portfolio turnover rate	38%		43%

* The expense ratio is the annual percentage of net assets used to pay fund expenses. The portfolio turnover rate is a measure of how often securities are bought and sold by a fund.
† Front-end load income funds, as measured by Lipper.
†† Reflects the fee waiver, 0.57% without the fee waiver.

Year ended July 31	1974	[3]	1975	1976	1977	1978	1979	1980	1981
Value of dividends
Dividends in cash[8]	$343		734	859	781	843	937	952	1,046
Dividends reinvested[8]	$346		785	997	970	1,117	1,333	1,463	1,743

Value of investment
Dividends in cash[8]	$8,767		10,141	12,155	12,701	12,584	12,693	12,490	12,818
Dividends reinvested[8]	$9,088		11,391	14,750	16,392	17,403	18,921	20,161	22,484

IFA total return	(9.1)%		25.3	29.5	11.1	6.2	8.7	6.6	11.5

Year ended July 31	1982		1983	1984	1985	1986	1987	1988	1989
Value of dividends
Dividends in cash[8]	1,202		1,280	1,344	1,438	1,550	1,636	1,542	1,710
Dividends reinvested[8]	2,187		2,548	2,895	3,365	3,909	4,431	4,479	5,337

Value of investment
Dividends in cash[8]	12,256		16,112	15,738	19,443	21,668	23,568	22,341	25,644
Dividends reinvested[8]	23,663		33,683	35,721	47,674	57,146	66,671	67,812	83,698

IFA total return	5.2		42.3	6.0	33.5	19.9	16.7	1.7	23.4

Year ended July 31	1990		1991	1992	1993	1994	1995	1996	1997
Value of dividends
Dividends in cash[8]	1,577		1,764	1,715	1,713	1,727	1,752	1,766	1,968
Dividends reinvested[8]	5,269		6,311	6,579	6,995	7,471	8,046	8,581	10,074

Value of investment
Dividends in cash[8]	24,351		25,390	28,370	29,917	28,788	31,571	34,007	41,731
Dividends reinvested[8]	84,639		95,046	113,237	126,680	129,171	150,378	170,618	220,576

IFA total return	1.1		12.3	19.1	11.9	2.0	16.4	13.5	29.3

Year ended July 31	1998		1999	2000	2001	2002	2003	2004	2005
Value of dividends
Dividends in cash[8]	1,959		2,210	2,320	2,226	2,272	2,071	1,944	1,850
Dividends reinvested[8]	10,530		12,446	13,740	13,913	14,927	14,311	14,072	13,921

Value of investment
Dividends in cash[8]	44,436		45,588	42,276	46,460	41,359	44,136	49,057	54,032
Dividends reinvested[8]	245,542		264,664	259,165	299,416	280,397	314,550	364,136	415,525

IFA total return	11.3		7.8	(2.1)	15.5	(6.4)	12.2	15.8	14.1

Year ended July 31	2006		2007	2008
Value of dividends
Dividends in cash[8]	2,180		2,728	2,784
Dividends reinvested[8]	17,020		22,200	23,692

Value of investment
Dividends in cash[8]	56,985		61,946	53,502
Dividends reinvested[8]	456,119		518,361	469,245

IFA total return	9.8		13.6	(9.5)

Average annual total return for fund’s lifetime: 11.7%1

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

[2]The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]For the period December 1, 1973 (when Capital Research and Management Company became the fund’s investment adviser), through July 31, 1974.
[4]Includes reinvested dividends of $268,005 and reinvested capital gain distributions of $131,223.
[5]The indexes are unmanaged and include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.
[6]From December 1, 1973, through December 31, 1975, the Lehman Brothers U.S. Government/Credit Index was used because the Lehman Brothers U.S. Aggregate Index did not yet exist.
[7]Includes capital gain distributions of $24,067, but does not reflect income dividends of $56,722 taken in cash.

[8]From April 1990 to September 1994 and from September 2003 to the present, the fund accrued dividends daily but paid quarterly. Dividends reflect quarterly dividends actually paid during the period, while year-end values are adjusted for cumulative dividends accrued but not yet paid.

The results shown are before taxes on fund distributions and sale of fund shares.

Looking back, looking forward:  Reflections on a challenging year

Five of The Income Fund of America’s investment professionals offer their perspectives on coping with the past year’s volatile markets and preparing for the opportunities ahead.

This year marks the 35th year that Capital Research and Management Company has managed The Income Fund of America. Over those three-and-a-half decades, the fund has averaged an 11.9% annual rate of return for a total return exceeding 4,800%. Owing to its research-driven, income-focused approach, the fund has outpaced its key benchmarks and helped shareholders meet their crucial long-term objectives.

Yet this year — much like the first of those 35, when the fund finished in negative territory — proved to be a difficult one, with a broad-based market downturn challenging investment professionals and fund shareholders alike.

In the following pages, vice chairman of the fund and equity portfolio counselor Hilda Applbaum, her fellow equity counselors Dina Perry, Steve Watson and Andrew Suzman, and fixed-income counselor and fund president David Barclay examine the challenges of the previous year and discuss how the past informs their approach to navigating the current market volatility. The group also offers perspective on how tough times have historically provided excellent opportunity to pursue the fund’s objectives.

[Begin Sidebar]
Fund results shown are for past results for Class A shares and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share price and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.
[End Sidebar]

[photo of a lake - trees and mountains in the background]

What made this a difficult year for the fund?

Hilda: Well, as we know, it was a tough year for markets generally and while the fund declined less than the broader stock market, it did finish in negative territory. In many past downturns, the fund has held up significantly better. However, the current situation has proved especially challenging because much of the market weakness was in some of the higher yielding sectors that have historically been fishing ponds for the fund.

Andrew: For instance, financial stocks have traditionally offered high yields, and we have long had significant concentrations within the sector. In the last 12 months, weakening in the housing market has created turmoil within the banking system and the stock values of banks have suffered. Beyond financials, other historically high-yielding sectors such as pharmaceuticals, U.S. telecommunications and real estate investment trusts (REITS) were down as well. Safe havens were in short supply and navigating through unscathed proved tough.

Hilda: In the case of pharmaceuticals, it wasn’t a single factor that weighed on the sector but rather a number of separate situations that affected numerous companies — expiring patents, studies that didn’t go as hoped and uncertainty over the kinds of policies a new presidential administration might implement. In the telecommunications area, many of the U.S. providers have been negatively affected by the slowing economy. Nonetheless, earnings have been reasonably good, cash flows strong and companies are maintaining and, in some cases, growing dividends. So one might argue that this sector, which had provided excellent returns for several years, got caught in the downturn.

Dina: In addition to the difficulties created by the financials, we had steeply rising oil prices, which delivered a kind of one-two punch to the economy. The cost of the whole consumer basket — the goods that we buy during the course of our daily lives — has gone up and as people spend more of their income on food and gasoline, they have less to spend on other things. That causes the economy to slow and broadly affects the stock market.

[Begin Pull Quote]
[photo of a person in a kayak in a lake - trees in the background]
“I feel confident that this is the time for us to do what we do best: perform in-depth research and focus on individual companies. And we bring considerable resources to that effort.”
— Hilda Applbaum
[End Pull Quote]

[photo of a lake - trees in the background]

[Begin Photo Caption]
[photo of Hilda Applbaum]
Hilda Applbaum
San Francisco
[End Photo Caption]

[Begin Photo Caption]
[photo of David Barclay]
David Barclay
Los Angeles
[End Photo Caption]

[Begin Photo Caption]
[photo of Dina Perry]
Dina Perry
Washington, D.C.
[End Photo Caption]

[Begin Photo Caption]
[photo of Steve Watson]
Steve Watson
Hong Kong
[End Photo Caption]

[Begin Photo Caption]
[photo of Andrew Suzman]
Andrew Suzman
New York
[End Photo Caption]

David: The bond market was challenging as well. Going into the period, we didn’t hold any of the subprime mortgage securities that turned out to be so problematic, but we did own bonds in many of the companies that were involved in the mortgage business and were adversely affected by the market troubles. And as with stocks, the bond market as a whole was negatively affected by the weakening economy. The only area that was relatively unscathed was U.S. government bonds. However, those securities made up a relatively small percentage of the fund’s portfolio, as has been the case throughout much of IFA’s history.

Hilda: Yet despite these conditions, one of the bright spots for IFA’s shareholders is that even in a period like this when many companies — especially financials — cut their dividends, we did not cut the fund’s dividend. We never lose sight of the fact that providing regular quarterly income is our primary objective and we manage the fund with that goal in mind.

How did you respond to the downturn?

Dina: This question of “How did IFA respond?” is tough to answer because the fund has several managers and we don’t all share the same views on markets and the economy. We each have a different perspective and respond in our own ways. And we have an investment method known as the multiple portfolio counselor system in which each of us independently manages a portion of the fund’s assets. This enables us to invest according to our individual view of the market and the economy. It’s a system that has been in place throughout the fund’s lifetime and it is part of the reason for the fund’s long-term consistency.

Steve: When a stock falls, it’s painful, and there’s a tendency to want to alleviate the anxiety. In an investment context, this typically means selling, and sometimes that is the right thing to do, but not always. The long-term investor needs the discipline to look at a company during a difficult period and ask, “What is this company and this stock really worth?” And if after rechecking our assumptions and re-examining our investment thesis we conclude that the stock is worth more than it’s trading for today, then we should continue to own it and, in some cases, buy more. In all market environments, we subject our holdings to this kind of analysis.

[Begin Pull Quote]
“When attempting to gain insight into complicated issues such as the condition of certain complex financial institutions, the collaboration among our equity and fixed-income analysts — with their different points of view — is very beneficial.”
— David Barclay
[End Pull Quote]

Hilda: During volatile and declining markets, we as investment professionals share some of the challenges faced by shareholders. One thing we keep in the forefront of our minds is that during sharply rising and falling markets, things tend to get exaggerated. Valuations go to excesses in ways that are not substantiated by measurements like earnings, revenues and growth. As is typical, we didn’t get to the present excesses overnight and we’re not going to return to equilibrium overnight. However, the U.S. market and economy ultimately facilitate a return to equilibrium. It takes time and it’s important that we don’t get whipsawed by overreacting to the market’s moves by, for example, abandoning a holding that we believe is at a market low.

Take telecom companies: On the heels of the downturn in stock prices, many investors seem to have lost faith in the sector and sold their holdings. But just as Steve mentioned, we retested our assumptions and investment thesis and our conviction remains in place. We continue to believe they are solid long-term investments with attractive and sustainable dividends.

David: Ultimately, whether markets are good or bad, our analytical challenges and tasks are essentially the same: We try to understand the economic cycle and focus on securities that can weather all phases of it. And while individual investors facing a steady stream of bad news may wonder whether they’re in the midst of something unprecedented, as investment professionals we often do the opposite and ask, “What is similar to past cycles?” and “What insights can we gain to benefit our decision-making and shareholder returns?” For instance, this period echoes my experience analyzing and investing in high-yield bonds. High yield — and financial markets in general — regularly goes through periods when credit standards get relaxed and financing is too easy. This eventually results in defaults, which pressures financial institutions and leads to a tightening of credit and shortage of financing. During these periods of tight credit, there’s a tendency for only the better companies to have access to financing. This provides opportunity for those with the experience, research resources and fortitude to continue to invest.

Where are you finding opportunities for the fund?

Steve: It’s been very difficult to see the price declines in the U.S. market and in some of the sectors traditionally of greatest importance to the fund. But difficult times and uncertain markets do present opportunities. In fact, when everyone is feeling the same way about the market, I get nervous because too much consensus can lead to markets getting inappropriately priced and the creation of bubbles. Right now, real value is appearing as many investors take flight. Indeed, based on the valuations of many financials, pharmaceuticals and telecom companies, there are attractive investment opportunities in the U.S. The caveat is that you really have to do your research and think long term, and by long term I mean five-years-plus in many cases. Thankfully, at American Funds, we have the freedom to do so as we don’t focus on the month-to-month or day-to-day in our search for value.

Andrew: There are values to be had outside the sectors Steve mentioned. As we discussed in last year’s annual report, when stock prices fall and dividend payouts remain constant, yields rise. Generally speaking, since a stock must have a certain yield for us to invest in it, a broad-based downturn in the market can effectively expand the number of potential investments available to the fund. That is certainly happening now. For instance, there are some high-quality growth cyclicals — companies that typically rise and fall with the economic cycle — that are now eligible for the fund to invest in. This is helping us set up the portfolio for the next three to five years.

[Begin Pull Quote]
[photo of a stream - stones in the water - trees in the background]
“When everyone is feeling the same way about the market, I get nervous because too much consensus can lead to markets getting inappropriately priced and the creation of bubbles. Right now, real value is appearing as many investors take flight.”
— Steve Watson
[End Pull Quote]

Hilda: I feel confident that this is the time for us to do what we do best: perform in-depth research and focus on individual companies. And we bring considerable resources to that effort. For instance, when it comes to the financial companies, our internal research teams comprise multiple equity and fixed-income analysts stationed around the world. Their collaborative efforts produce meaningful insights into these firms. We also have long-standing relationships with many company management teams. We meet with them to learn how well they understand the dynamics of the business environment and how proactive they are being in terms of righting the ship. We also look at all the ways to invest in a company — whether that’s through stocks, bonds or convertible issues.

David: That’s an important point. We benefit greatly from the ability to invest in both stocks and bonds as we seek to provide income for shareholders. In recent years, we might have been able to provide the same level of income by investing in stocks alone, but bonds have helped reduce volatility by also acting as a buffer for the portfolio during market downturns. It’s perhaps less apparent during this market downturn but the fund’s longer term history certainly bears this out. Also, when attempting to gain insight into complicated issues such as the condition of certain complex financial institutions, the collaboration among our equity and fixed-income analysts — with their different points of view — is very beneficial.

Dina: For me, the financial sector is still the most interesting because it’s depressed and many companies still have attractive yields. The companies that can weather the storm will emerge stronger, and I also think there’s going to be significant consolidation in the sector. But the question of whether or not to buy more is still a challenging one. Even though shares in many of the companies seem very attractive, the future is not assured so we have to be careful.

Hilda: To follow up on Andrew’s point, as we mentioned in last year’s report, we are now able to own some technology companies in the fund. This speaks to a change in philosophy by some of the more thoughtful company managements that, having seen fewer opportunities to deploy their cash profitability, are appropriately returning some of it to shareholders. This has enabled us to further diversify our holdings.

David: Some sectors of the bond market without direct exposure to the financials area are quite beaten up. Thus far, we have been opportunistic across the board and haven’t been focused on any one sector. As for financials, we have a good understanding of these companies, and we should be well positioned to take advantage of opportunities if we think that doing so makes sense for shareholders.

[photo of a tree-lined pond]

Why is the fund’s income objective still relevant and important to investors?

Hilda: We remain focused on providing regular quarterly income to shareholders. In addition to being an important part of our shareholders’ investment strategies, that focus provides a valuable framework for managing the fund and evaluating companies. We’re forced to ask and try to get to the root of tough questions: “Can this company continue to pay its dividend?” “Based on its business prospects, should this company continue to pay its dividend?” This imposes a kind of discipline on us that compels us to check and recheck our assumptions. While that process may occasionally lead to a loss of faith in a given company or investment, we continue to have confidence and faith in the soundness of the fund’s objective and our methodology.

Andrew: Even the most disciplined investment approach can encounter difficulties. But we believe that investing for income through dividend-paying stocks and a diverse mix of bonds is more relevant than ever. Capital appreciation and total return are important, and the fund has a history of providing both, but environments like this one really underscore the attractiveness of current income, which is a tangible return. It can help meet current expenses, offset inflation and aid investors with their long-term objectives.

[Begin Sidebar]
Experience counts

The portfolio counselors who manage The Income Fund of America average over 25 years of investment industry experience, most of it with American Funds. This can play a key role in navigating today’s challenging investment environment. The seasoning they gained helps them analyze cycles, detect patterns, identify opportunities and manage risk for shareholders.

	Investment	Years with
Portfolio counselor	industry experience	American Funds

Hilda Applbaum	22	14
David Barclay	27	20
Abner Goldstine	56	41
Dina Perry	31	17
Andrew Suzman	15	15
Jody Jonsson	19	18
John Smet	26	25
Steve Watson	21	18
Grant Cambridge	15	11
[End Sidebar]

About your fund

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Resilience during stock declines	The Income Fund of America (IFA) vs. the S&P 500 during market declines*

Dates of decline	S&P 500	IFA	IFA advantage
	cumulative	cumulative	(percentage
	total return	total return	points)
September 21, 1976, through March 6, 1978	–13.5%	1.9%	15.4%
November 28, 1980, through August 12, 1982	–20.2	19.0	39.2
August 25 through December 4, 1987	–32.8	–13.6	19.2
July 16 through October 11, 1990	–19.2	–10.2	9.0
July 17 through August 31, 1998	–19.1	–9.5	9.6
March 24, 2000, through October 9, 2002	–47.4	0.7	48.1

*Periods show S&P 500 price declines of 15% or greater. S&P 500 total returns, which include reinvestment of all distributions, may be higher. There have been times when the index, which is unmanaged, has done better.

Withdrawing income: the dividend advantage

Most fund shareholders reinvest their dividends, but some — including many nonprofit organizations — use dividends to meet current expenses. As the charts below show, the fund’s income has allowed withdrawals to be made without invading principal.

Higher dividends

[Begin bar chart]
Dividends produced
IFA	$1,468,267
S&P 500	392,599
[End bar chart]

...... have helped to keep principal
intact, letting compounding do
its work.

[Begin bar chart]
	IFA	S&P 500
Amount withdrawn	$425,335	$425,335
Ending value	2,213,044	1,154,742
Initial investment	100,000	100,000
[End bar chart]

Charts show hypothetical $100,000 investments in the fund (at net asset value) and the S&P 500 from January 1, 1974, to July 31, 2008. Example assumes a 5% withdrawal, increased 5% annually. The first withdrawal, on December 31, 1974, was $5,000. Total withdrawals over the fund’s lifetime come to $425,335.

Historical benefits of income

This chart shows one-year snapshots of the annual income produced by three hypothetical $10,000 investments made on July 31, 1974, in each of The Income Fund of America, the S&P 500, and three-month certificates of deposit (CDs). Over the past 34 years, income from the fund has been substantially higher.

Year ended July 31

[Begin bar chart]
	The Income Fund of America	S&P 500	CDs

7/31/1975	$864	$479	$924
7/31/1976	$1,097	$511	$652
7/31/1977	$1,067	$617	$598
7/31/1978	$1,229	$728	$814
7/31/1979	$1,467	$838	$1,283
7/31/1980	$1,610	$980	$1,998
7/31/1981	$1,918	$1,110	$2,302
7/31/1982	$2,407	$1,241	$3,003
7/31/1983	$2,804	$1,339	$2,235
7/31/1984	$3,186	$1,477	$2,376
7/31/1985	$3,702	$1,637	$2,617
7/31/1986	$4,301	$1,788	$2,217
7/31/1987	$4,876	$1,948	$1,940
7/31/1988	$4,928	$2,084	$2,417
7/31/1989	$5,873	$2,555	$3,240
7/31/1990	$5,797	$2,969	$3,382
7/31/1991	$6,944	$3,140	$3,171
7/31/1992	$7,239	$3,303	$2,226
7/31/1993	$7,696	$3,469	$1,548
7/31/1994	$8,220	$3,658	$1,680
7/31/1995	$8,853	$3,963	$2,920
7/31/1996	$9,442	$4,388	$3,049
7/31/1997	$11,085	$4,713	$3,189
7/31/1998	$11,587	$4,955	$3,414
7/31/1999	$13,694	$5,236	$3,313
7/31/2000	$15,119	$5,333	$4,011
7/31/2001	$15,308	$5,130	$4,233
7/31/2002	$16,425	$5,265	$1,806
7/31/2003	$15,747	$5,526	$1,164
7/31/2004	$15,484	$6,344	$837
7/31/2005	$15,318	$7,290	$1,844
7/31/2006	$18,727	$8,261	$3,532
7/31/2007	$24,427	$9,483	$4,586
7/31/2008	$26,068	$10,663	$3,842
[Begin bar chart]
All results are calculated at net asset value with dividends and capital gains (where applicable) reinvested. Source for CDs is the Federal Reserve. CD income assumes reinvestment of both principal and interest at prevailing rates at the time of purchase. CDs are guaranteed; the fund is not.

 The portfolio at a glance

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

July 31, 2008

[begin pie chart]
U.S. common stocks	42.6%
Common stocks of issuers outside the U.S.	17.9
Convertible securities & preferred stocks	3.5
U. S. Treasury & agency bonds & notes	2.4
Other fixed-income securities	24.6
Short-term securities & other assets less liabilities	9.0
[end pie chart]

Five largest sectors in common stock holdings
Percent of net assets

Financials	10.1%
Telecommunication services	8.0
Utilities	7.2
Consumer staples	6.5
Industrials	6.4

Ten largest common stock holdings
Percent of net assets

AT&T	2.3%
Verizon Communications	2.0
Chevron	1.9
General Electric	1.8
Merck	1.2
Bank of America	1.2
Citigroup	1.2
McDonald's	1.1
Kraft Foods	1.0
H.J. Heinz	1.0

Country diversification
Percent of net assets

United States	68.3%
Euro zone*	10.5
United Kingdom	3.3
Canada	1.1
Australia	1.1
Hong Kong	1.1
Other countries	5.6
Short-term securities & other assets less liabilities	9.0

*Countries using the euro as a common currency; those represented in the fund's portfolio are Austria, Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands and Spain.

July 31, 2007

[begin pie chart]
U.S. common stocks	46.5%
Common stocks of issuers outside the U.S.	17.6
Convertible securities & preferred stocks	3.7
U. S. Treasury & agency bonds & notes	2.2
Other fixed-income securities	21.4
Short-term securities & other assets less liabilities	8.6
[end pie chart]

Five largest sectors in common stock holdings
Percent of net assets

Financials	14.5%
Telecommunication services	7.9
Utilities	6.9
Consumer staples	6.5
Industrials	6.4

Ten largest common stock holdings
Percent of net assets

AT&T	2.9%
Chevron	2.6
General Electric	2.3
Verizon Communications	2.0
Citigroup	1.5
Merck	1.5
Bristol-Myers Squibb	1.5
Coca-Cola	1.1
Washington Mutual	1.1
Vodafone	1.0

Country diversification
Percent of net assets

United States	69.8%
Euro zone*	7.7
United Kingdom	4.1
Australia	1.6
Hong Kong	1.3
Canada	1.1
Other countries	5.8
Short-term securities & other assets less liabilities	8.6

*Countries using the euro as a common currency; those represented in the fund's portfolio are Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands and Spain.

Summary investment portfolio, July 31, 2008

Common stocks - 60.43%	Shares	Market value (000)	Percent of net assets

Financials - 10.10%
Bank of America Corp.	28,563,550	$939,741	1.23
Citigroup Inc.	47,000,000	878,430	1.15
U.S. Bancorp	16,337,400	500,088	.65
Lloyds TSB Group PLC	61,959,000	362,520	.47
PNC Financial Services Group, Inc.	4,897,000	349,107	.46
Equity Residential, shares of beneficial interest	7,842,800	338,574	.44
Unibail-Rodamco, non-registered shares	1,375,000	309,181	.41
Other securities		4,046,634	5.29
		7,724,275	10.10

Telecommunication services - 8.00%
AT&T Inc.	56,084,621	1,727,967	2.26
Verizon Communications Inc.	43,974,000	1,496,875	1.96
Vodafone Group PLC	249,415,000	672,449	.88
Koninklijke KPN NV	30,795,000	538,047	.70
Telekomunikacja Polska SA	34,117,900	380,560	.50
Other securities		1,299,734	1.70
		6,115,632	8.00

Utilities - 7.19%
E.ON AG	4,025,000	768,173	1.01
GDF Suez	10,841,565	681,652	.89
Entergy Corp.	4,842,600	517,771	.68
FirstEnergy Corp.	4,516,500	332,189	.43
Enel SpA	35,518,000	329,105	.43
Exelon Corp.	3,800,000	298,756	.39
Other securities		2,568,243	3.36
		5,495,889	7.19

Consumer staples - 6.53%
Kraft Foods Inc., Class A	24,826,892	789,992	1.03
H.J. Heinz Co.	15,411,700	776,441	1.02
Philip Morris International Inc.	12,530,000	647,175	.85
Coca-Cola Co.	7,840,000	403,760	.53
Hershey Co. (1)	10,821,000	397,888	.52
Unilever NV, depository receipts	6,380,000	176,404
Unilever NV (New York registered)	5,051,750	139,984	.41
Diageo PLC	17,950,000	313,207	.41
Other securities		1,348,658	1.76
		4,993,509	6.53

Industrials - 6.44%
General Electric Co.	47,650,000	1,348,018	1.76
Waste Management, Inc.	19,150,500	680,609	.89
Emerson Electric Co.	9,370,000	456,319	.60
Schneider Electric SA	3,775,409	420,260	.55
Deutsche Post AG	13,521,400	318,013	.41
Other securities		1,706,004	2.23
		4,929,223	6.44

Energy - 5.32%
Chevron Corp.	17,030,000	1,440,057	1.88
Diamond Offshore Drilling, Inc.	5,015,000	598,289	.78
TOTAL SA (ADR)	3,640,000	278,460
TOTAL SA	3,390,000	261,013	.70
Spectra Energy Corp	19,311,414	524,691	.69
Other securities		970,670	1.27
		4,073,180	5.32

Materials - 3.89%
E.I. du Pont de Nemours and Co.	15,200,000	665,912	.87
Weyerhaeuser Co. (1)	10,728,000	573,519	.75
Dow Chemical Co.	13,125,000	437,194	.57
MeadWestvaco Corp. (1)	11,500,696	308,334	.40
Other securities		989,246	1.30
		2,974,205	3.89

Consumer discretionary - 3.88%
McDonald's Corp.	13,600,300	813,162	1.06
Vivendi SA	11,030,000	463,651	.61
Esprit Holdings Ltd.	40,949,000	440,117	.57
Carnival Corp., units	9,461,997	349,526	.46
Other securities		899,993	1.18
		2,966,449	3.88

Health care - 3.85%
Merck & Co., Inc.	28,675,000	943,407	1.23
Bristol-Myers Squibb Co.	30,025,500	634,139	.83
Eli Lilly and Co.	11,100,000	522,921	.69
Pfizer Inc	20,500,000	382,735	.50
Other securities		460,594	.60
		2,943,796	3.85

Information technology - 1.36%
Microchip Technology Inc. (1)	14,128,000	451,107	.59
Maxim Integrated Products, Inc.	15,190,000	298,332	.39
Other securities		290,852	.38
		1,040,291	1.36

Miscellaneous - 3.87%
Other common stocks in initial period of acquisition		2,963,258	3.87

Total common stocks (cost: $44,396,026,000)		46,219,707	60.43

Preferred stocks - 1.21%	Shares	Market value (000)	Percent of net assets

Financials - 1.04%
Bank of America Corp., Series K, 8.00% noncumulative (2)	102,750,000	$94,939	.12
Fannie Mae, Series O, 7.00% (2) (3)	1,818,075	54,997	.07
Freddie Mac, Series W, 5.66%	1,912,800	22,786	.03
Other securities		623,686	.82
		796,408	1.04

Miscellaneous - 0.17%
Other preferred stocks in initial period of acquisition		126,350	.17

Total preferred stocks (cost: $1,310,343,000)		922,758	1.21

Warrants - 0.00%

Telecommunication services - 0.00%
Other securities		1	.00

Total warrants (cost: $779,000)		1	.00

Convertible securities - 2.28%

Other - 2.08%
Citigroup Inc., Series J, 7.00% noncumulative convertible preferred depositary shares (4) (5)	3,570,000	$173,730	.23
Fannie Mae, Series 2004-1, 5.375% convertible preferred	1,979	83,118	.11
Other securities		1,332,162	1.74
		1,589,010	2.08
Miscellaneous - 0.20%
Other convertible securities in initial period of acquisition		151,950	.20

Total convertible securities (cost: $1,949,147,000)		1,740,960	2.28

Bonds & notes - 27.04%	Principal amount (000)

Financials - 4.88%
Countrywide Financial Corp. 0%-5.80% 2010-2037 (2) (3)	$93,888	$89,292
Countrywide Home Loans, Inc. 4.00%-5.625% 2009-2011	33,823	32,923
MBNA Global Capital Funding, Series B, 3.673% 2027 (2)	35,000	28,032
Bank of America Corp. 4.90%-5.30% 2013-2017	5,815	5,540	.20
Citigroup Capital XXI 8.30% 2077 (2)	63,050	57,718
Citigroup Inc. 5.125%-8.40% 2011-2017 (2)	58,950	53,074	.15
Other securities		3,462,894	4.53
		3,729,473	4.88

Mortgage-backed obligations (6) - 4.39%
Fannie Mae 4.00%-11.878% 2010-2047 (2) (5)	922,528	938,281	1.23
Freddie Mac 4.50%-11.421% 2009-2038 (2)	414,534	405,936	.53
Bank of America 5.50% 2012 (3)	22,500	22,861	.03
Other securities		1,990,527	2.60
		3,357,605	4.39

Consumer discretionary - 3.80%
Other securities		2,908,103	3.80

Bonds & notes of U.S. government & government agencies - 2.44%
U.S. Treasury 0%-8.875% 2009-2037 (5) (7)	1,291,016	1,278,193	1.67
Fannie Mae 4.625%-6.25% 2011-2029	297,265	303,394	.40
Freddie Mac 5.00%-5.25% 2011-2018	253,915	238,634	.31
Federal Home Loan Bank 5.125% 2013	18,000	18,866	.02
Other securities		30,685	.04
		1,869,772	2.44

Telecommunication services - 2.04%
SBC Communications Inc. 5.10%-6.25% 2011-2016	54,000	53,404
AT&T Corp. 7.30%-8.00% 2011-2031 (2)	19,789	21,431
AT&T Wireless Services, Inc. 8.125% 2012	16,935	18,598
AT&T Inc. 4.95%-6.40% 2013-2038	15,750	15,447	.14
Verizon Communications Inc. 5.50%-6.90% 2017-2038	95,300	90,447
Verizon Global Funding Corp. 4.90%-7.75% 2015-2030	10,265	10,356	.13
Other securities		1,353,529	1.77
		1,563,212	2.04

Information technology - 1.76%
Other securities		1,342,643	1.76

Industrials - 1.64%
General Electric Capital Corp. 3.164%-4.80% 2013-2026 (2)	38,000	34,144
General Electric Co. 5.25% 2017	11,250	10,919	.06
Other securities		1,211,244	1.58
		1,256,307	1.64

Health care - 1.28%
Other securities		977,595	1.28

Utilities - 1.28%
E.ON International Finance BV 5.80% 2018 (3)	23,000	22,635	.03
Other securities		954,123	1.25
		976,758	1.28

Energy - 1.14%
Other securities		869,258	1.14

Asset-backed obligations - 1.02%
Other securities		783,248	1.02

Other - 1.37%
Kraft Foods Inc. 6.875% 2038	5,875	5,688	.01
Other securities		1,040,061	1.36
		1,045,749	1.37

Total bonds & notes (cost: $22,812,593,000)		20,679,723	27.04

Short-term securities - 9.10%	Principal amount (000)	Market value (000)	Percent of net assets

Federal Home Loan Bank 1.70%-2.55% due 8/13-12/10/2008	$1,053,362	$1,050,202	1.37
Freddie Mac 1.736%-2.55% due 8/18-9/29/2008	978,019	975,906	1.28
U.S. Treasury Bills 1.44%-1.865% due 8/14-11/13/2008	848,645	846,757	1.11
Procter & Gamble International Funding S.C.A. 2.06%-2.27% due 8/8-10/3/2008 (3)	437,400	436,261	.57
Coca-Cola Co. 2.03%-2.37% due 8/7-10/9/2008 (3)	357,300	356,280	.47
Fannie Mae 2.07%-2.35% due 8/1-10/28/2008	317,800	317,047	.41
General Electric Capital Corp. 2.62% due 8/12/2008	75,000	74,941
Edison Asset Securitization LLC 2.47% due 9/17/2008 (3)	50,371	50,205	.16
Merck & Co. Inc. 2.14%-2.15% due 8/15-9/23/2008	100,000	99,745	.13
Bank of America Corp. 2.575%-2.68% due 9/8-10/7/2008	100,000	99,594	.13
AT&T Inc. 2.30% due 8/20/2008 (3)	50,000	49,924	.07
Ciesco LLC 2.70% due 8/26/2008 (3)	42,300	42,210	.05
Other securities		2,565,323	3.35

Total short-term securities (cost: $6,964,841,000)		6,964,395	9.10

Total investment securities (cost: $77,433,729,000)		76,527,544	100.06
Other assets less liabilities		(41,408)	(.06)

Net assets		$76,486,136	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The fund's affiliated holdings listed below are either shown in the preceding summary investment portfolio or included in the market value of "Other securities" under their respective industry sectors. Further details on these holdings and related transactions during the year ended July 31, 2008, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Dividend or interest income (000)	Market value of affiliates at 7/31/08 (000)

Weyerhaeuser Co.	10,728,000	-	-	10,728,000	$32,184	$573,519
Weyerhaeuser Co. 7.375% 2032	$-	$3,500,000	$-	$3,500,000	75	3,347
Weyerhaeuser Co. 6.875% 2033	$-	$2,500,000	$-	$2,500,000	61	2,261
Weyerhaeuser Co. 5.95% 2008	$5,331,000	$-	$5,331,000	$-	33	-
Microchip Technology Inc.	11,265,000	2,863,000	-	14,128,000	17,038	451,107
Hershey Co.	-	10,821,000	-	10,821,000	3,750	397,888
MeadWestvaco Corp.	10,865,696	635,000	-	11,500,696	13,080	308,334
iStar Financial, Inc.	8,207,550	1,654,600	1,287,800	8,574,350	25,696	70,395
iStar Financial, Inc. 8.625% 2013	$-	$35,675,000	$-	$35,675,000	545	27,684
iStar Financial, Inc., Series B, 5.125% 2011	$10,000,000	$5,000,000	$-	$15,000,000	599	11,482
iStar Financial, Inc. 5.375% 2010	$10,925,000	$3,085,000	$-	$14,010,000	598	11,212
iStar Financial, Inc. 6.00% 2010	$3,750,000	$3,200,000	$-	$6,950,000	232	5,458
iStar Financial, Inc., Series F, 7.80% cumulative redeemable	400,000	-	-	400,000	708	4,760
iStar Financial, Inc. 6.50% 2013	$-	$5,133,000	$-	$5,133,000	165	3,597
iStar Financial, Inc. 6.05% 2015	$4,285,000	$-	$133,000	$4,152,000	258	2,868
iStar Financial, Inc. 5.50% 2012	$-	$3,700,000	$-	$3,700,000	2	2,685
iStar Financial, Inc. 3.027% 2010 (3)	$-	$3,248,000	$-	$3,248,000	6	2,551
iStar Financial, Inc. 5.65% 2011	$-	$3,418,000	$-	$3,418,000	1	2,548
iStar Financial, Inc., Series B, 5.70% 2014	$-	$2,918,000	$-	$2,918,000	1	2,072
iStar Financial, Inc., Series B, 5.95% 2013	$-	$808,000	$-	$808,000	-	572
iStar Financial, Inc. 7.00% 2008	$6,525,000	$-	$6,525,000	$-	214	-
iStar Financial, Inc., Series B, 4.875% 2009	$5,000,000	$-	$5,000,000	$-	185	-
iStar Financial, Inc. 5.80% 2011	$5,000,000	$-	$5,000,000	$-	261	-
iStar Financial, Inc. 5.875% 2016	$-	$2,900,000	$2,900,000	$-	9	-
Arthur J. Gallagher & Co.	5,403,700	-	-	5,403,700	6,809	137,416
Macquarie Korea Infrastructure Fund	21,023,070	-	-	21,023,070	8,680	128,798
Goodman Fielder Ltd.	67,000,000	-	-	67,000,000	7,752	82,504
Polaris Industries Inc. (8)	1,500,000	207,000		1,707,000	2,526	73,059
Clarent Hospital Corp. (5) (9)	484,684	-	-	484,684	-	24
Bell Aliant Regional Communications Income Fund (8) (10)	4,488,700	1,916,300	894,900	5,510,100	14,043	-
Beverly Hills Bancorp Inc. (10)	950,000	-	950,000	-	81	-
Brookdale Senior Living Inc. (10)	5,906,600	691,000	6,597,600	-	6,985	-
H.J. Heinz Co. (10)	18,104,640	2,492,060	5,185,000	15,411,700	31,617	-
Packaging Corp. of America (10)	6,792,800	-	6,792,800	-	1,698	-
Packaging Corp. of America 4.375% 2008 (10)	$2,500,000	$-	$-	$2,500,000	112	-
SunCom Wireless Holdings, Inc., Class A (10)	4,732,277	-	4,732,277	-	-	-
Sunstone Hotel Investors, Inc. (10)	4,038,400	-	4,038,400	-	1,453	-
Triton PCS, Inc. 8.50% 2013 (10)	$94,050,000	$-	$94,050,000	$-	6,897	-
Tupperware Brands Corp (10)	3,865,000	-	3,865,000	-	653	-
					$185,007	$2,306,141

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Represents an affiliated company as defined under the Investment Company Act of 1940.
(2) Coupon rate may change periodically.
(3) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $6,809,625,000, which represented 8.90% of the net assets of the fund.

(4) Purchased in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 1/15/2008 at a cost of $178,500,000) may be subject to legal or contractual restrictions on resale.

(5) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Other securities," was $691,650,000, which represented .90% of the net assets of the fund.

(6) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(7) Index-linked bond whose principal amount moves with a government retail price index.
(8) The holding was an unaffiliated issuer in its initial period of acquisition at 7/31/2007 and was not publicly disclosed.
(9) Security did not produce income during the last 12 months.
(10) Unaffiliated issuer at 7/31/2008.

The industry classifications shown in the summary investment portfolio were obtained from sources believed to be reliable and are not covered by the Report of Independent Registered Public Accounting Firm.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at July 31, 2008	(dollars in thousands)

Assets:
Investment securities at market:
Unaffiliated issuers (cost: $74,746,858)	$74,221,403
Affiliated issuers (cost: $2,686,871)	2,306,141	$76,527,544
Cash		2,115
Receivables for:
Sales of investments	42,959
Sales of fund's shares	78,931
Dividends and interest	526,493
Other	323	648,706
		77,178,365
Liabilities:
Payables for:
Purchases of investments	149,576
Repurchases of fund's shares	97,035
Dividends on fund's shares	384,789
Investment advisory services	15,830
Services provided by affiliates	41,934
Directors' deferred compensation	2,685
Other	380	692,229
Net assets at July 31, 2008		$76,486,136

Net assets consist of:
Capital paid in on shares of capital stock		$77,169,188
Undistributed net investment income		245,333
Distributions in excess of net realized gain		(22,968)
Net unrealized depreciation		(905,417)
Net assets at July 31, 2008		$76,486,136

(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 5,500,000 shares, $.001 par value (4,510,745 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*

Class A	$58,029,230	3,417,701	$16.98
Class B	4,149,039	245,930	16.87
Class C	7,676,274	455,761	16.84
Class F-1	2,711,541	159,936	16.95
Class 529-A	661,740	39,018	16.96
Class 529-B	109,785	6,490	16.92
Class 529-C	276,377	16,328	16.93
Class 529-E	32,131	1,898	16.93
Class 529-F-1	20,859	1,230	16.96
Class R-1	85,603	5,058	16.92
Class R-2	516,496	30,626	16.86
Class R-3	1,060,771	62,622	16.94
Class R-4	596,821	35,188	16.96
Class R-5	559,469	32,959	16.97

(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $18.02 and $17.99, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended July 31, 2008	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $76,511; also includes $174,753 from affiliates)	$2,314,220
Interest (includes $10,254 from affiliates)	1,969,722	$4,283,942

Fees and expenses*:
Investment advisory services	210,885
Distribution services	311,145
Transfer agent services	46,057
Administrative services	20,757
Reports to shareholders	1,954
Registration statement and prospectus	1,435
Postage, stationery and supplies	4,791
Directors' compensation	35
Auditing and legal	233
Custodian	3,414
Other	150
Total fees and expenses before reimbursements/waivers	600,856
Less reimbursements/waivers of fees and expenses:
Investment advisory services	21,094
Administrative services	1
Total fees and expenses after reimbursements/waivers		579,761
Net investment income		3,704,181

Net realized gain and unrealized depreciation on investments and currency:
Net realized gain (loss) on:
Investments (including $75,370 net gain from affiliates)	1,086,076
Currency transactions	(5,441)	1,080,635
Net unrealized (depreciation) appreciation on:
Investments	(13,174,488)
Currency translations	533	(13,173,955)

Net realized gain and unrealized depreciation on investments and currency		(12,093,320)

Net decrease in net assets resulting from operations		$(8,389,139)

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended July 31
	2008	2007
Operations:
Net investment income	$3,704,181	$3,250,382
Net realized gain on investments and currency transactions	1,080,635	2,819,041
Net unrealized (depreciation) appreciation on investments and currency translations	(13,173,955)	3,452,873
Net (decrease) increase in net assets resulting from operations	(8,389,139)	9,522,296

Dividends and distributions paid or accrued to shareholders:
Dividends from net investment income and currency gain	(3,903,711)	(3,454,007)
Distributions from net realized gain on investments	(3,639,343)	(1,728,252)
Total dividends and distributions paid or accrued to shareholders	(7,543,054)	(5,182,259)

Net capital share transactions	6,122,868	13,497,369

Total (decrease) increase in net assets	(9,809,325)	17,837,406

Net assets:
Beginning of year	86,295,461	68,458,055

End of year (including undistributed net investment income: $245,333 and $461,625, respectively)	$76,486,136	$86,295,461

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization – The Income Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income while secondarily striving for capital growth through investments in stocks and fixed-income securities.

The fund offers 14 share classes consisting of four retail share classes, five 529 college savings plan share classes and five retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F-1 and 529-F-1	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

On August 1, 2008, the fund made an additional retail share class (Class F-2) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission (“SEC”) and effective as of July 30, 2008. In addition, Class F shares were renamed Class F-1 and Class 529-F shares were renamed Class 529-F-1. Refer to the fund's prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends paid to shareholders are declared daily from net investment income and are paid to shareholders quarterly. Distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Mortgage dollar rolls – The fund may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the accompanying financial statements.

Loan transactions – The fund may enter into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder's portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan's interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal. Risks may arise due to the delayed settlement date of the loan transaction and the ability of the agent and/or borrower to meet the obligations of the loan.

2. Investments outside the U.S.

Investment risk – The risks of investing in securities of issuers outside the U.S. may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation –Dividend and interest income is recorded net of non-U.S. taxes paid.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended July 31, 2008, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2004 and by state tax authorities for tax years before 2003.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; paydowns on fixed-income securities; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended July 31, 2008, the fund reclassified $16,466,000 from undistributed net investment income to distributions in excess of net realized gain, and $296,000 from undistributed net investment income and $177,400,000 from distributions in excess of net realized gains to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of July 31, 2008, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$633,122
Post-October currency loss deferrals (realized during the period November 1, 2007, through July 31, 2008)*	(6,101)
Gross unrealized appreciation on investment securities	6,845,118
Gross unrealized depreciation on investment securities	(7,772,620)
Net unrealized depreciation on investment securities	(927,502)
Cost of investment securities	77,455,046

*These deferrals are considered incurred in the subsequent year.

The tax character of distributions paid or accrued to shareholders was as follows (dollars in thousands):

	Year ended July 31, 2008			Year ended July 31, 2007
	Ordinary income	Long-term capital gains	Total distributions paid or accrued	Ordinary income	Long-term capital gains	Total distributions paid or accrued
Share class
Class A	$3,047,396	$2,754,859	$5,802,255	$2,741,287	$1,330,299	$4,071,586
Class B	192,964	209,621	402,585	184,596	108,711	293,307
Class C	345,974	379,554	725,528	296,266	174,425	470,691
Class F-1	143,928	131,893	275,821	115,303	55,201	170,504
Class 529-A	32,028	28,944	60,972	24,723	11,936	36,659
Class 529-B	4,561	5,017	9,578	3,874	2,332	6,206
Class 529-C	11,330	12,364	23,694	8,909	5,270	14,179
Class 529-E	1,467	1,412	2,879	1,167	605	1,772
Class 529-F-1	1,060	924	1,984	678	297	975
Class R-1	3,369	3,565	6,934	2,010	1,091	3,101
Class R-2	21,554	23,660	45,214	17,170	10,098	27,268
Class R-3	47,747	46,144	93,891	32,101	16,294	48,395
Class R-4	26,228	22,570	48,798	15,313	7,141	22,454
Class R-5	24,105	18,816	42,921	10,610	4,552	15,162
Total	$3,903,711	$3,639,343	$7,543,054	$3,454,007	$1,728,252	$5,182,259

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company® ("AFS"), the fund’s transfer agent, and American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.250% on the first $500 million of daily net assets and decreasing to 0.125% on such assets in excess of $71 billion. The agreement also provides for monthly fees, accrued daily, of 2.25% of the fund’s monthly gross income. Prior to January 1, 2008, CRMC reduced total investment advisory services fees by decreasing the annual rate on net assets in excess of $89 billion from a rate of 0.125% to 0.123%. The board of directors approved an amended agreement effective January 1, 2008, which reflected this reduction in the annual rate on net assets in excess of $89 billion. In addition, CRMC is currently waiving 10% of investment advisory services fees. During the year ended July 31, 2008, total investment advisory services fees waived by CRMC were $21,094,000. As a result, the fee shown on the accompanying financial statements of $210,885,000, which was equivalent to an annualized rate of 0.250%, was reduced to $189,791,000, or 0.225% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of July 31, 2008, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended July 31, 2008, the total administrative services fees paid by CRMC were $1,000 for Class R-2. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended July 31, 2008, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$151,516	$42,813	Not applicable	Not applicable	Not applicable
Class B	47,894	3,244	Not applicable	Not applicable	Not applicable
Class C	86,640	Included in administrative services	$8,841	$1,008	Not applicable
Class F-1	7,614		2,689	310	Not applicable
Class 529-A	1,440		480	61	$684
Class 529-B	1,173		83	25	117
Class 529-C	2,910		205	49	291
Class 529-E	167		23	3	22
Class 529-F-1	-		15	2	34
Class R-1	852		81	32	Not applicable
Class R-2	4,123		802	1,570	Not applicable
Class R-3	5,420		1,552	503	Not applicable
Class R-4	1,396		799	28	Not applicable
Class R-5	Not applicable		436	12	Not applicable
Total	$311,145	$46,057	$16,006	$3,603	$1,148

Directors’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $35,000, shown on the accompanying financial statements, includes $314,000 in current fees (either paid in cash or deferred) and a net decrease of $279,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net increase (decrease)
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended July 31, 2008
Class A	$8,146,230	423,511	$5,292,485	276,012	$(9,068,488)	(480,352)	$4,370,227	219,171
Class B	335,424	17,532	359,218	18,809	(743,435)	(39,833)	(48,793)	(3,492)
Class C	1,289,999	67,111	638,186	33,450	(1,521,685)	(81,759)	406,500	18,802
Class F-1	879,704	45,563	226,732	11,841	(893,923)	(47,364)	212,513	10,040
Class 529-A	150,265	7,824	60,016	3,138	(72,570)	(3,856)	137,711	7,106
Class 529-B	15,162	792	9,456	495	(9,895)	(525)	14,723	762
Class 529-C	67,666	3,539	23,327	1,220	(43,922)	(2,335)	47,071	2,424
Class 529-E	7,434	387	2,834	149	(4,142)	(218)	6,126	318
Class 529-F-1	7,451	385	1,936	101	(4,146)	(222)	5,241	264
Class R-1	43,273	2,254	6,695	351	(23,119)	(1,220)	26,849	1,385
Class R-2	202,674	10,639	44,310	2,325	(164,675)	(8,734)	82,309	4,230
Class R-3	511,403	26,501	91,683	4,801	(307,548)	(16,371)	295,538	14,931
Class R-4	391,084	20,374	47,284	2,481	(180,160)	(9,619)	258,208	13,236
Class R-5	378,573	19,654	38,894	2,045	(108,822)	(5,759)	308,645	15,940
Total net increase
(decrease)	$12,426,342	646,066	$6,843,056	357,218	$(13,146,530)	(698,167)	$6,122,868	305,117

Year ended July 31, 2007
Class A	$11,380,559	552,805	$3,645,817	179,124	$(5,882,210)	(285,623)	$9,144,166	446,306
Class B	592,214	28,970	258,866	12,801	(479,658)	(23,462)	371,422	18,309
Class C	2,229,591	109,165	410,555	20,323	(824,465)	(40,327)	1,815,681	89,161
Class F-1	1,294,485	63,019	133,621	6,566	(435,975)	(21,103)	992,131	48,482
Class 529-A	178,893	8,686	35,737	1,756	(39,519)	(1,922)	175,111	8,520
Class 529-B	19,217	936	6,115	301	(5,615)	(273)	19,717	964
Class 529-C	85,314	4,147	13,876	684	(27,708)	(1,349)	71,482	3,482
Class 529-E	8,454	411	1,734	85	(2,660)	(130)	7,528	366
Class 529-F-1	9,629	468	930	46	(1,175)	(57)	9,384	457
Class R-1	46,174	2,246	2,924	144	(12,774)	(619)	36,324	1,771
Class R-2	226,310	11,043	26,541	1,312	(116,865)	(5,682)	135,986	6,673
Class R-3	516,588	25,057	46,778	2,300	(200,112)	(9,691)	363,254	17,666
Class R-4	235,448	11,404	21,573	1,058	(76,506)	(3,699)	180,515	8,763
Class R-5	206,608	9,878	12,745	625	(44,685)	(2,169)	174,668	8,334
Total net increase
(decrease)	$17,029,484	828,235	$4,617,812	227,125	$(8,149,927)	(396,106)	$13,497,369	659,254

(*) Includes exchanges between share classes of the fund.

6. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $30,027,284,000 and $27,212,964,000, respectively, during the year ended July 31, 2008.

Financial highlights

		(Loss) income from investment operations(1)			Dividends and distributions
	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return (2) (3)	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers (3)	Ratio of net income to average net assets (3)
Class A:
Year ended 7/31/2008	$20.54	$.87	$(2.67)	$(1.80)	$(.91)	$(.85)	$(1.76)	$16.98	(9.46)%	$58,029.57%		.54%	4.53%
Year ended 7/31/2007	19.33	.87	1.73	2.60	(.93)	(.46)	(1.39)	20.54	13.66	65,713.56		.54	4.22
Year ended 7/31/2006	18.70	.81	.94	1.75	(.76)	(.36)	(1.12)	19.33	9.77	53,188.56		.53	4.35
Year ended 7/31/2005	17.10	.77	1.61	2.38	(.65)	(.13)	(.78)	18.70	14.12	47,196.55		.54	4.26
Year ended 7/31/2004	15.44	.70	1.70	2.40	(.74)	-	(.74)	17.10	15.76	36,075.57		.57	4.15
Class B:
Year ended 7/31/2008	20.43	.72	(2.66)	(1.94)	(.77)	(.85)	(1.62)	16.87	(10.16)	4,149	1.33	1.31	3.76
Year ended 7/31/2007	19.22	.70	1.74	2.44	(.77)	(.46)	(1.23)	20.43	12.83	5,094	1.32	1.30	3.46
Year ended 7/31/2006	18.61	.66	.93	1.59	(.62)	(.36)	(.98)	19.22	8.87	4,442	1.33	1.31	3.58
Year ended 7/31/2005	17.01	.63	1.61	2.24	(.51)	(.13)	(.64)	18.61	13.32	4,135	1.34	1.32	3.48
Year ended 7/31/2004	15.36	.56	1.69	2.25	(.60)	-	(.60)	17.01	14.84	3,231	1.35	1.35	3.37
Class C:
Year ended 7/31/2008	20.39	.71	(2.65)	(1.94)	(.76)	(.85)	(1.61)	16.84	(10.22)	7,676	1.38	1.35	3.72
Year ended 7/31/2007	19.19	.69	1.73	2.42	(.76)	(.46)	(1.22)	20.39	12.80	8,911	1.37	1.35	3.41
Year ended 7/31/2006	18.58	.65	.93	1.58	(.61)	(.36)	(.97)	19.19	8.83	6,675	1.38	1.36	3.52
Year ended 7/31/2005	16.99	.61	1.60	2.21	(.49)	(.13)	(.62)	18.58	13.17	5,756	1.43	1.41	3.38
Year ended 7/31/2004	15.34	.55	1.69	2.24	(.59)	-	(.59)	16.99	14.75	3,833	1.44	1.44	3.26
Class F-1:
Year ended 7/31/2008	20.52	.86	(2.68)	(1.82)	(.90)	(.85)	(1.75)	16.95	(9.56)	2,712.61		.58	4.48
Year ended 7/31/2007	19.30	.86	1.74	2.60	(.92)	(.46)	(1.38)	20.52	13.69	3,075.60		.57	4.18
Year ended 7/31/2006	18.68	.80	.93	1.73	(.75)	(.36)	(1.11)	19.30	9.68	1,957.60		.57	4.30
Year ended 7/31/2005	17.08	.75	1.61	2.36	(.63)	(.13)	(.76)	18.68	14.01	1,603.67		.65	4.14
Year ended 7/31/2004	15.42	.67	1.71	2.38	(.72)	-	(.72)	17.08	15.65	1,000.69		.69	4.02
Class 529-A:
Year ended 7/31/2008	20.52	.85	(2.66)	(1.81)	(.90)	(.85)	(1.75)	16.96	(9.55)	662.65		.63	4.46
Year ended 7/31/2007	19.31	.85	1.73	2.58	(.91)	(.46)	(1.37)	20.52	13.57	655.65		.63	4.14
Year ended 7/31/2006	18.68	.80	.94	1.74	(.75)	(.36)	(1.11)	19.31	9.70	452.63		.61	4.27
Year ended 7/31/2005	17.08	.75	1.61	2.36	(.63)	(.13)	(.76)	18.68	13.98	328.70		.68	4.13
Year ended 7/31/2004	15.42	.68	1.70	2.38	(.72)	-	(.72)	17.08	15.61	195.67		.67	4.06
Class 529-B:
Year ended 7/31/2008	20.47	.69	(2.65)	(1.96)	(.74)	(.85)	(1.59)	16.92	(10.25)	110	1.46	1.43	3.65
Year ended 7/31/2007	19.26	.68	1.73	2.41	(.74)	(.46)	(1.20)	20.47	12.71	117	1.45	1.43	3.34
Year ended 7/31/2006	18.65	.64	.92	1.56	(.59)	(.36)	(.95)	19.26	8.71	92	1.47	1.44	3.44
Year ended 7/31/2005	17.05	.59	1.61	2.20	(.47)	(.13)	(.60)	18.65	13.05	74	1.55	1.53	3.28
Year ended 7/31/2004	15.36	.53	1.70	2.23	(.54)	-	(.54)	17.05	14.67	51	1.57	1.57	3.16
Class 529-C:
Year ended 7/31/2008	20.49	.70	(2.67)	(1.97)	(.74)	(.85)	(1.59)	16.93	(10.29)	276	1.45	1.43	3.66
Year ended 7/31/2007	19.27	.69	1.74	2.43	(.75)	(.46)	(1.21)	20.49	12.77	285	1.45	1.42	3.35
Year ended 7/31/2006	18.65	.64	.93	1.57	(.59)	(.36)	(.95)	19.27	8.77	201	1.46	1.43	3.45
Year ended 7/31/2005	17.06	.59	1.60	2.19	(.47)	(.13)	(.60)	18.65	13.00	153	1.54	1.52	3.29
Year ended 7/31/2004	15.39	.53	1.71	2.24	(.57)	-	(.57)	17.06	14.69	95	1.56	1.56	3.17
Class 529-E:
Year ended 7/31/2008	20.49	.79	(2.66)	(1.87)	(.84)	(.85)	(1.69)	16.93	(9.83)	32.94		.92	4.17
Year ended 7/31/2007	19.28	.79	1.73	2.52	(.85)	(.46)	(1.31)	20.49	13.27	32.94		.91	3.86
Year ended 7/31/2006	18.66	.74	.93	1.67	(.69)	(.36)	(1.05)	19.28	9.32	23.94		.92	3.96
Year ended 7/31/2005	17.06	.69	1.61	2.30	(.57)	(.13)	(.70)	18.66	13.63	17	1.02	1.01	3.80
Year ended 7/31/2004	15.40	.62	1.70	2.32	(.66)	-	(.66)	17.06	15.24	10	1.04	1.04	3.69

Class 529-F-1:
Year ended 7/31/2008	$20.52	$.89	$(2.66)	$(1.77)	$(.94)	$(.85)	$(1.79)	$16.96	(9.35)%	$21.44%		.42%	4.67%
Year ended 7/31/2007	19.30	.90	1.73	2.63	(.95)	(.46)	(1.41)	20.52	13.87	20.44		.41	4.37
Year ended 7/31/2006	18.68	.83	.93	1.76	(.78)	(.36)	(1.14)	19.30	9.85	10.44		.42	4.46
Year ended 7/31/2005	17.08	.75	1.60	2.35	(.62)	(.13)	(.75)	18.68	13.96	5.70		.68	4.14
Year ended 7/31/2004	15.42	.67	1.69	2.36	(.70)	-	(.70)	17.08	15.53	3.79		.79	3.95
Class R-1:
Year ended 7/31/2008	20.48	.71	(2.67)	(1.96)	(.75)	(.85)	(1.60)	16.92	(10.25)	86	1.39	1.37	3.73
Year ended 7/31/2007	19.27	.70	1.72	2.42	(.75)	(.46)	(1.21)	20.48	12.75	75	1.41	1.39	3.41
Year ended 7/31/2006	18.65	.64	.94	1.58	(.60)	(.36)	(.96)	19.27	8.79	37	1.45	1.41	3.46
Year ended 7/31/2005	17.05	.61	1.61	2.22	(.49)	(.13)	(.62)	18.65	13.15	19	1.50	1.45	3.36
Year ended 7/31/2004	15.39	.55	1.70	2.25	(.59)	-	(.59)	17.05	14.75	8	1.55	1.48	3.27
Class R-2:
Year ended 7/31/2008	20.42	.70	(2.66)	(1.96)	(.75)	(.85)	(1.60)	16.86	(10.26)	516	1.44	1.42	3.66
Year ended 7/31/2007	19.22	.69	1.72	2.41	(.75)	(.46)	(1.21)	20.42	12.73	539	1.44	1.39	3.38
Year ended 7/31/2006	18.60	.64	.94	1.58	(.60)	(.36)	(.96)	19.22	8.83	379	1.52	1.40	3.48
Year ended 7/31/2005	17.01	.61	1.60	2.21	(.49)	(.13)	(.62)	18.60	13.16	271	1.58	1.42	3.39
Year ended 7/31/2004	15.36	.55	1.69	2.24	(.59)	-	(.59)	17.01	14.75	139	1.75	1.44	3.30
Class R-3:
Year ended 7/31/2008	20.50	.79	(2.66)	(1.87)	(.84)	(.85)	(1.69)	16.94	(9.83)	1,061.95		.93	4.16
Year ended 7/31/2007	19.29	.79	1.73	2.52	(.85)	(.46)	(1.31)	20.50	13.26	978.94		.92	3.86
Year ended 7/31/2006	18.67	.73	.93	1.66	(.68)	(.36)	(1.04)	19.29	9.29	579.96		.94	3.94
Year ended 7/31/2005	17.07	.70	1.60	2.30	(.57)	(.13)	(.70)	18.67	13.68	394.97		.96	3.85
Year ended 7/31/2004	15.41	.62	1.70	2.32	(.66)	-	(.66)	17.07	15.25	176	1.02	1.02	3.70
Class R-4:
Year ended 7/31/2008	20.53	.85	(2.68)	(1.83)	(.89)	(.85)	(1.74)	16.96	(9.56)	597.66		.63	4.49
Year ended 7/31/2007	19.31	.85	1.74	2.59	(.91)	(.46)	(1.37)	20.53	13.57	451.65		.63	4.15
Year ended 7/31/2006	18.69	.79	.93	1.72	(.74)	(.36)	(1.10)	19.31	9.60	255.66		.64	4.22
Year ended 7/31/2005	17.09	.76	1.60	2.36	(.63)	(.13)	(.76)	18.69	14.00	120.67		.65	4.17
Year ended 7/31/2004	15.43	.68	1.70	2.38	(.72)	-	(.72)	17.09	15.64	30.69		.69	4.05
Class R-5:
Year ended 7/31/2008	20.54	.91	(2.68)	(1.77)	(.95)	(.85)	(1.80)	16.97	(9.26)	559.36		.33	4.80
Year ended 7/31/2007	19.32	.91	1.74	2.65	(.97)	(.46)	(1.43)	20.54	13.94	350.36		.33	4.42
Year ended 7/31/2006	18.70	.85	.93	1.78	(.80)	(.36)	(1.16)	19.32	9.92	168.36		.34	4.56
Year ended 7/31/2005	17.10	.80	1.61	2.41	(.68)	(.13)	(.81)	18.70	14.33	81.37		.35	4.45
Year ended 7/31/2004	15.44	.73	1.71	2.44	(.78)	-	(.78)	17.10	16.01	57.37		.37	4.35

	Year ended July 31
	2008	2007	2006	2005	2004

Portfolio turnover rate for all classes of shares	38%	32%	35%	24%	27%

(1) Based on average shares outstanding.
(2) Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(3) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the years shown, CRMC reduced fees for investment advisory services. In addition, during some of the years shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of The Income Fund of America, Inc.:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of The Income Fund of America, Inc. (the “Fund”), as of July 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the years presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Income Fund of America, Inc. as of July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the years presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
September 10, 2008

Expense example
unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008, through July 31, 2008).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2/1/2008	Ending account value 7/31/2008	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$933.58	$2.69	.56%
Class A -- assumed 5% return	1,000.00	1,022.08	2.82	.56
Class B -- actual return	1,000.00	930.07	6.33	1.32
Class B -- assumed 5% return	1,000.00	1,018.30	6.62	1.32
Class C -- actual return	1,000.00	929.74	6.57	1.37
Class C -- assumed 5% return	1,000.00	1,018.05	6.87	1.37
Class F-1 -- actual return	1,000.00	933.26	2.88	.60
Class F-1 -- assumed 5% return	1,000.00	1,021.88	3.02	.60
Class 529-A -- actual return	1,000.00	933.08	3.12	.65
Class 529-A -- assumed 5% return	1,000.00	1,021.63	3.27	.65
Class 529-B -- actual return	1,000.00	929.69	6.91	1.44
Class 529-B -- assumed 5% return	1,000.00	1,017.70	7.22	1.44
Class 529-C -- actual return	1,000.00	929.75	6.91	1.44
Class 529-C -- assumed 5% return	1,000.00	1,017.70	7.22	1.44
Class 529-E -- actual return	1,000.00	931.63	4.47	.93
Class 529-E -- assumed 5% return	1,000.00	1,020.24	4.67	.93
Class 529-F-1 -- actual return	1,000.00	934.10	2.07	.43
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.73	2.16	.43
Class R-1 -- actual return	1,000.00	929.57	6.52	1.36
Class R-1 -- assumed 5% return	1,000.00	1,018.10	6.82	1.36
Class R-2 -- actual return	1,000.00	929.51	6.91	1.44
Class R-2 -- assumed 5% return	1,000.00	1,017.70	7.22	1.44
Class R-3 -- actual return	1,000.00	931.63	4.51	.94
Class R-3 -- assumed 5% return	1,000.00	1,020.19	4.72	.94
Class R-4 -- actual return	1,000.00	933.10	3.08	.64
Class R-4 -- assumed 5% return	1,000.00	1,021.68	3.22	.64
Class R-5 -- actual return	1,000.00	934.64	1.64	.34
Class R-5 -- assumed 5% return	1,000.00	1,023.17	1.71	.34

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period (182), and divided by 366 (to reflect the one-half year period).

Tax information
                  unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended July 31, 2008:

Long-term capital gains	$3,816,742,000
Qualified dividend income	2,455,040,000
Corporate dividends received deduction	1,549,532,000
U.S. government income that may be exempt from state taxation	104,561,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2009, to determine the calendar year amounts to be included on their 2008 tax returns. Shareholders should consult their tax advisers.

Other share class results
unaudited

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Class B, Class C, Class F-1 and Class 529

Average annual total returns for periods ended June 30, 2008 (the most recent calendar quarter-end):

	1 year	5 years	Life of class
Class B shares — first sold 3/15/00
Reflecting applicable contingent deferred sales
charge (CDSC), maximum of 5%, payable only
if shares are sold within six years of purchase	–16.20%	7.42%	7.35%
Not reflecting CDSC	–12.16	7.72	7.35

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within
one year of purchase	–12.98	7.65	6.27
Not reflecting CDSC	–12.17	7.65	6.27

Class F-1 shares* — first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	–11.46	8.48	7.08

Class 529-A shares† — first sold 2/15/02
Reflecting 5.75% maximum sales charge	–16.64	7.17	6.48
Not reflecting maximum sales charge	–11.54	8.44	7.47

Class 529-B shares† — first sold 2/19/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	–16.28	7.26	6.73
Not reflecting CDSC	–12.24	7.56	6.73

Class 529-C shares† — first sold 2/19/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–13.04	7.57	6.74
Not reflecting CDSC	–12.23	7.57	6.74

Class 529-E shares*† — first sold 2/25/02	–11.78	8.12	7.11

Class 529-F-1 shares*† — first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	–11.31	8.55	9.70

*These shares are sold without any initial or contingent deferred sales charge.
† Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 29 and 30 for details.

For information regarding the differences among the various share classes, please refer to the fund’s prospectus.

Board of directors and other officers

“Independent” directors

	Year first
	elected
	a director
Name and age	of the fund[1]	Principal occupation(s) during past five years

Mary Jane Elmore, 54	2008	Managing Director and General Partner, Institutional Venture Partners; former Product Marketing Manager, Intel Corporation’s Development Systems Division

Robert A. Fox, 71	1972	Managing General Partner, Fox Investments LP; corporate director; retired President and CEO,
		Foster Farms (poultry producer)

Leonade D. Jones, 60	1993	Co-founder, VentureThink LLC (developed and
Chairman of the Board		managed e-commerce businesses) and Versura Inc.
(Independent and Non-Executive)		(education loan exchange); former Treasurer, The Washington Post Company

William D. Jones, 53	2008	Real estate developer/owner, President and CEO, CityLink Investment Corporation

John M. Lillie, 71	2003
Former President, Sequoia Associates LLC (investment firm specializing in medium-size buyouts); former CEO, American President Companies (container shipping and transportation services); former CEO, Lucky Stores; former CEO, Leslie Salt

John G. McDonald, 71	1976	Stanford Investors Professor, Graduate School of Business, Stanford University

James J. Postl, 62	2008	Former President and CEO, Pennzoil-Quaker State Company (automotive products and services)

Henry E. Riggs, 73	1989	President Emeritus, Keck Graduate Institute of Applied Life Sciences

Isaac Stein, 61	2004	President, Waverly Associates (private investment fund); Chairman Emeritus of the Board of Trustees, Stanford University

Patricia K. Woolf, Ph.D., 74	1985	Private investor; corporate director; former Lecturer, Department of Molecular Biology, Princeton University

“Independent” directors

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	director	Other directorships[3] held by director

Mary Jane Elmore, 54	2	None

Robert A. Fox, 71	7	Chemtura Corporation

Leonade D. Jones, 60	6	None
Chairman of the Board
(Independent and Non-Executive)

William D. Jones, 53	4	Sempra Energy; Southwest Water Company

John M. Lillie, 71	2	None

John G. McDonald, 71	8	iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation; Varian, Inc.

James J. Postl, 62	2	Centex Corporation; Cooper Industries; Northwest Airlines

Henry E. Riggs, 73	4	None

Isaac Stein, 61	2	Alexza Pharmaceuticals, Inc.; Maxygen, Inc.

Patricia K. Woolf, Ph.D., 74	6	None

“Interested” director[4]

	Year first
	elected a
	director or
Name, age and	officer of	Principal occupation(s) during past five years and
position with fund	the fund[1]	positions held with affiliated entities of the fund

Hilda L. Applbaum, 47	1998	Senior Vice President — Capital World Investors,
Vice Chairman of the Board		Capital Research and Management Company

“Interested” director[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	director	Other directorships[3] held by director

Hilda L. Applbaum, 47	1	None
Vice Chairman of the Board

The statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles,
CA 90071, Attention: Secretary.

[1]Directors and officers of the fund serve until their resignation, removal or retirement.

[2]Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3]This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.

[4]“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

[5]Company affiliated with Capital Research and Management Company.

[6]All of the officers listed, except Joanna F. Jonsson, Mary E. Sheridan and Andrew B. Suzman, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

Other officers6

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund[1]	principal underwriter of the fund

David C. Barclay, 51	1998	Senior Vice President — Fixed Income, Capital
President		Research and Management Company; Director, The Capital Group Companies, Inc.[5]

Abner D. Goldstine, 78	1993	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research and Management Company; Director, Capital Research and Management Company

Dina N. Perry, 62	1994	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research and Management Company; Director, Capital Research and Management Company

Paul F. Roye, 54	2007	Senior Vice President — Fund Business Management
Senior Vice President		Group, Capital Research and Management Company; Director, American Funds Service Company;[5] former Director of Investment Management, United States Securities and Exchange Commission

Andrew B. Suzman, 41	2004	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research Company[5]

Joanna F. Jonsson, 45	2006	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company;[5] Director, The Capital Group Companies, Inc.;[5] Director, American Funds Distributors, Inc.;[5] Director, Capital International Limited[5]

Mary E. Sheridan, 58	2004	Vice President — Capital World Investors, Capital
Vice President		Research Company[5]

John H. Smet, 52	1994	Senior Vice President — Fixed Income, Capital
Vice President		Research and Management Company; Director, American Funds Distributors, Inc.[5]

Steven T. Watson, 53	2006	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company;[5] Director, Capital Research Company;[5] Director, The Capital Group Companies, Inc.[5]

Patrick F. Quan, 50	1986	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Jennifer M. Buchheim, 35	2005	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Bryan K. Nielsen, 35	2008	Vice President, Capital Guardian Trust Company;[5]
Assistant Treasurer		Assistant Vice President, Capital International, Inc.[5]

Please see page 35 for footnotes.

Result of meeting of shareholders held August 7, 2008

Shares outstanding (all classes) on record date (June 9, 2008)	4,528,289,891
Total shares voting on August 7, 2008	3,485,038,608	(77%)

Election of directors:

		Percent		Percent
		of shares		of shares
Director	Votes for	voting for	Votes withheld	withheld

Hilda L. Applbaum	3,433,620,693	99%	51,417,915	1%
Mary Jane Elmore	3,433,780,187	99	51,258,420	1
Robert A. Fox	3,431,468,798	98	53,569,810	2
Leonade D. Jones	3,433,163,580	99	51,875,028	1
William D. Jones	3,433,206,295	99	51,832,312	1
John M. Lillie	3,432,563,711	98	52,474,896	2
John G. McDonald	3,430,060,890	98	54,977,718	2
James J. Postl	3,433,560,180	99	51,478,427	1
Henry E. Riggs	3,431,685,555	98	53,353,052	2
Isaac Stein	3,433,639,456	99	51,399,152	1
Patricia K. Woolf	3,430,912,291	98	54,126,317	2

Office of the fund
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and
Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial adviser and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete July 31, 2008, portfolio of The Income Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Income Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of The Income Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2008, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For more than 75 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system

Our unique method of portfolio management, developed 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 26 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

•A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
>The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds    Capital Research and Management    Capital International    Capital Guardian    Capital Bank and Trust

Lit No. MFGEAR-906-0908P

Litho in USA BAG/AC/8061-S16800

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics
The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, One Market, Steuart Tower, Suite 1800, San Francisco, California 94105.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Robert A. Fox, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2007	$108,000
2008	$113,000

b) Audit-Related Fees:
2007	$27,000
2008	$27,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2007	$6,000
2008	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.
d) All Other Fees:
2007	None
2008	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2007	$850,000
2008	$1,109,000

The audit–related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2007	$12,000
2008	$8,000
The tax fees consist of consulting services relating to the Registrant’s investments.
d) All Other Fees:
2007	None
2008	None

The Registrant’s audit committee will pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent registered public accounting firm’s independence.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $1,163,000 for fiscal year 2007 and $1,458,000 for fiscal year 2008. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

[logo – American Funds®]

The Income Fund of America®

Investment portfolio

July 31, 2008

		Market value
Common stocks — 60.43%	Shares	(000)

FINANCIALS — 10.10%
Bank of America Corp.	28,563,550	$939,741
Citigroup Inc.	47,000,000	878,430
U.S. Bancorp	16,337,400	500,088
Lloyds TSB Group PLC	61,959,000	362,520
PNC Financial Services Group, Inc.	4,897,000	349,107
Equity Residential, shares of beneficial interest	7,842,800	338,574
Unibail-Rodamco, non-registered shares	1,375,000	309,181
JPMorgan Chase & Co.	7,170,000	291,317
Kimco Realty Corp.	7,967,866	281,186
Wells Fargo & Co.	7,623,500	230,763
Simon Property Group, Inc.	2,450,000	226,944
Société Générale	2,162,500	201,689
Wachovia Corp.	11,671,300	201,563
Banco Santander, SA	9,030,828	175,662
Banco Itaú Holding Financeira SA, preferred nominative	8,181,250	175,182
Boston Properties, Inc.	1,800,000	173,142
ING Groep NV, depository receipts	4,426,202	144,907
SunTrust Banks, Inc.	3,500,000	143,710
Arthur J. Gallagher & Co.[1]	5,403,700	137,416
AMB Property Corp.	2,650,000	129,744
Malayan Banking Bhd.	51,243,350	125,176
Crédit Agricole SA	5,000,000	107,310
CapitalSource Inc.	8,828,441	102,586
Fidelity National Financial, Inc.	7,610,250	101,673
DnB NOR ASA	7,500,000	96,956
Hospitality Properties Trust	4,500,000	95,850
BNP Paribas SA	910,000	90,489
American Capital, Ltd.	4,445,000	90,322
HCP, Inc.	2,442,300	88,094
Itaúsa — Investimentos Itaú SA, preferred nominative	11,058,500	72,875
Boardwalk REIT	1,884,000	72,152
iStar Financial, Inc.[1]	8,574,350	70,395
Allied Capital Corp.	4,859,520	66,818
Unibanco-União de Bancos Brasileiros SA, units (GDR)	484,000	63,709
Singapore Exchange Ltd.	12,300,000	61,338
Developers Diversified Realty Corp.	1,595,000	50,976
AMP Ltd.	6,500,000	40,082
HRPT Properties Trust	5,449,700	38,202
Brandywine Realty Trust	2,000,000	32,100
Wilmington Trust Corp.	1,300,000	30,641
XL Capital Ltd., Class A	1,175,000	21,021
Cousins Properties Inc.	666,525	14,644
		7,724,275

TELECOMMUNICATION SERVICES — 8.00%
AT&T Inc.	56,084,621	$1,727,967
Verizon Communications Inc.	43,974,000	1,496,875
Vodafone Group PLC	249,415,000	672,449
Koninklijke KPN NV	30,795,000	538,047
Telekomunikacja Polska SA	34,117,900	380,560
Telstra Corp. Ltd.	52,868,954	223,636
Chunghwa Telecom Co., Ltd. (ADR)[2]	5,023,500	126,542
Chunghwa Telecom Co., Ltd.[2]	35,064,162	88,948
Telecom Italia SpA	66,565,000	120,659
Telecom Italia SpA, nonvoting	56,438,000	76,379
Qwest Communications International Inc.	44,280,000	169,592
Bell Aliant Regional Communications Income Fund	5,510,100	142,904
Hutchison Telecommunications International Ltd.[2]	84,753,000	111,244
StarHub Ltd	45,306,250	92,428
Singapore Telecommunications Ltd.	30,000,000	78,532
SK Telecom Co., Ltd. (ADR)	2,775,000	59,163
Sprint Nextel Corp., Series 1	760,501	6,191
American Tower Corp., Class A2	42,271	1,771
Embarq Corp.	38,025	1,741
XO Holdings, Inc.[2]	9,158	4
		6,115,632

UTILITIES — 7.19%
E.ON AG	4,025,000	768,173
GDF Suez	10,841,565	681,652
Entergy Corp.	4,842,600	517,771
FirstEnergy Corp.	4,516,500	332,189
Enel SpA	35,518,000	329,105
Exelon Corp.	3,800,000	298,756
Southern Co.	8,405,000	297,453
RWE AG	2,250,000	269,887
DTE Energy Co.	6,500,000	266,370
Duke Energy Corp.	13,431,172	236,120
Public Service Enterprise Group Inc.	4,834,000	202,061
Consolidated Edison, Inc.	4,480,000	177,856
American Electric Power Co., Inc.	4,250,000	167,875
Ameren Corp.	3,240,994	133,172
Hongkong Electric Holdings Ltd.	17,686,000	102,922
NiSource Inc.	5,804,600	99,143
PPL Corp.	2,000,000	93,920
Progress Energy, Inc.	2,045,400	86,541
MDU Resources Group, Inc.	2,655,000	84,721
DUET Group	23,251,114	64,475
Equitable Resources, Inc.	1,202,048	62,807
Northeast Utilities	2,250,000	56,610
Dominion Resources, Inc.	1,000,000	44,180
CLP Holdings Ltd.	5,250,000	43,136
Ratchaburi Electricity Generating Holding PCL	31,800,000	37,507
Electricity Generating PCL	12,062,472	29,355
Glow Energy PCL	14,640,000	12,131
SUEZ SA	20	1
		5,495,889

CONSUMER STAPLES — 6.53%
Kraft Foods Inc., Class A	24,826,892	789,992
H.J. Heinz Co.	15,411,700	776,441
Philip Morris International Inc.	12,530,000	647,175
Coca-Cola Co.	7,840,000	403,760
Hershey Co.[1]	10,821,000	397,888
Unilever NV, depository receipts	6,380,000	$176,404
Unilever NV (New York registered)	5,051,750	139,984
Diageo PLC	17,950,000	313,207
General Mills, Inc.	4,521,800	291,159
ConAgra Foods, Inc.	9,962,600	215,989
Altria Group, Inc.	8,530,000	173,586
Kimberly-Clark Corp.	2,750,000	159,032
Anheuser-Busch Companies, Inc.	2,085,000	141,280
UST Inc.	2,000,000	105,220
SABMiller PLC	4,311,000	89,617
Goodman Fielder Ltd.[1]	67,000,000	82,504
Reynolds American Inc.	860,132	48,021
Coca-Cola Amatil Ltd.	5,822,118	42,250
		4,993,509

INDUSTRIALS — 6.44%
General Electric Co.	47,650,000	1,348,018
Waste Management, Inc.	19,150,500	680,609
Emerson Electric Co.	9,370,000	456,319
Schneider Electric SA	3,775,409	420,260
Deutsche Post AG	13,521,400	318,013
Vallourec SA	837,500	250,832
Atlas Copco AB, Class A	15,850,000	247,509
Sandvik AB	16,080,000	211,908
Cooper Industries, Ltd., Class A	4,500,000	189,765
Masco Corp.	11,253,200	185,565
Hubbell Inc., Class B	3,272,100	137,952
Macquarie Korea Infrastructure Fund[1]	21,023,070	128,798
PACCAR Inc	2,708,550	113,922
R.R. Donnelley & Sons Co.	2,845,400	75,972
Avery Dennison Corp.	1,498,182	65,935
SembCorp Industries Ltd	16,689,500	55,160
Singapore Technologies Engineering Ltd.	15,281,000	31,063
Northwest Airlines Corp.[2]	677,690	6,208
Delta Air Lines, Inc.[2]	652,168	4,917
UAL Corp.[2]	59,995	498
		4,929,223

ENERGY — 5.32%
Chevron Corp.	17,030,000	1,440,057
Diamond Offshore Drilling, Inc.	5,015,000	598,289
TOTAL SA (ADR)	3,640,000	278,460
TOTAL SA	3,390,000	261,013
Spectra Energy Corp	19,311,414	524,691
Marathon Oil Corp.	5,790,000	286,431
Royal Dutch Shell PLC, Class A (ADR)	2,500,000	176,975
Royal Dutch Shell PLC, Class B	2,797,147	98,778
Penn West Energy Trust	6,555,000	196,375
Occidental Petroleum Corp.	2,000,000	157,660
Banpu PCL	2,405,900	29,885
Centennial Coal Co. Ltd.	5,045,082	24,566
		4,073,180

MATERIALS — 3.89%
E.I. du Pont de Nemours and Co.	15,200,000	665,912
Weyerhaeuser Co.[1]	10,728,000	573,519
Dow Chemical Co.	13,125,000	437,194
MeadWestvaco Corp.[1]	11,500,696	308,334
Rohm and Haas Co.	3,150,000	236,250
Vulcan Materials Co.	2,790,000	$179,090
International Paper Co.	5,500,000	152,460
PPG Industries, Inc.	1,885,000	114,306
RPM International, Inc.	5,385,000	110,392
Alcoa Inc.	3,036,400	102,478
UPM-Kymmene Oyj	4,100,000	65,245
Freeport-McMoRan Copper & Gold Inc.	300,000	29,025
		2,974,205

CONSUMER DISCRETIONARY — 3.88%
McDonald’s Corp.	13,600,300	813,162
Vivendi SA	11,030,000	463,651
Esprit Holdings Ltd.	40,949,000	440,117
Carnival Corp., units	9,461,997	349,526
VF Corp.	2,040,000	146,023
Leggett & Platt, Inc.	6,500,000	126,750
CBS Corp., Class B	7,000,000	114,520
Regal Entertainment Group, Class A	5,660,000	94,239
DSG International PLC	83,830,000	74,757
Polaris Industries Inc.[1]	1,707,000	73,059
H & M Hennes & Mauritz AB, Class B	1,200,000	64,446
Kesa Electricals PLC	17,900,000	53,386
Stockmann Oyj, Class B	1,576,000	48,685
Gannett Co., Inc.	2,500,000	45,300
Macquarie Media Group	6,055,676	20,207
Marks and Spencer Group PLC	3,195,000	16,367
Time Warner Cable Inc., Class A2	398,337	11,325
Ford Motor Co.[2]	2,169,728	10,415
Adelphia Recovery Trust, Series ACC-1[2]	19,531,478	514
		2,966,449

HEALTH CARE — 3.85%
Merck & Co., Inc.	28,675,000	943,407
Bristol-Myers Squibb Co.	30,025,500	634,139
Eli Lilly and Co.	11,100,000	522,921
Pfizer Inc	20,500,000	382,735
Wyeth	6,500,000	263,380
Abbott Laboratories	3,500,000	197,190
Clarent Hospital Corp.[1,2,3]	484,684	24
		2,943,796

INFORMATION TECHNOLOGY — 1.36%
Microchip Technology Inc.[1]	14,128,000	451,107
Maxim Integrated Products, Inc.	15,190,000	298,332
Microsoft Corp.	4,000,000	102,880
Lite-On Technology Corp.	107,917,127	96,009
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	5,527,729	52,513
Taiwan Semiconductor Manufacturing Co. Ltd.	16,080,668	29,505
Quanta Computer Inc.	4,547,450	6,495
ZiLOG, Inc.[2]	455,000	1,811
Micron Technology, Inc.[2,4]	339,328	1,639
		1,040,291

MISCELLANEOUS — 3.87%
Other common stocks in initial period of acquisition		2,963,258

Total common stocks (cost: $44,396,026,000)		46,219,707

		Market value
Preferred stocks — 1.21%	Shares	(000)

FINANCIALS — 1.04%
Bank of America Corp., Series K, 8.00% noncumulative[5]	102,750,000	$94,939
Barclays Bank PLC 7.434%[4,5]	82,880,000	71,459
Vornado Realty Trust, Series I, 6.625%	3,380,000	67,769
Washington Mutual Preferred Funding Trust IV 9.75%[3,4,5]	80,700,000	41,157
Washington Mutual Preferred Funding Trust I, Series A-1, 6.534%[4,5]	61,100,000	18,370
Fannie Mae, Series O, 7.00%[4,5]	1,818,075	54,997
MUFG Capital Finance 1 Ltd. 6.346% noncumulative[5]	46,240,000	39,699
HSBC Capital Funding LP, Series 1, 9.547% noncumulative step-up4,5	25,000,000	26,030
HSBC Capital Funding LP, Series 2, 10.176% noncumulative step-up4,5	10,000,000	11,900
BNP Paribas 7.195%[4,5]	28,500,000	24,567
BNP Paribas Capital Trust 9.003% noncumulative trust[4,5]	8,000,000	8,158
Standard Chartered PLC 6.409%[4,5]	25,500,000	20,396
Standard Chartered PLC 7.014% noncumulative redeemable preference shares[4,5]	11,000,000	9,267
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative[4,5]	45,950,000	29,365
Santander Finance Preferred S.A., Unipersonal, 6.50%	1,524,000	29,337
Public Storage, Inc., Series F, 6.45%	1,000,000	19,180
Public Storage, Inc., Series V, 7.50% cumulative depositary shares	400,000	9,400
Chuo Mitsui Trust and Banking Co., Ltd. 5.506%[4,5]	31,710,000	26,011
PNC Preferred Funding Trust I 6.517%[4,5]	35,400,000	24,206
Freddie Mac, Series W, 5.66%	1,912,800	22,786
SMFG Preferred Capital USD 1 Ltd. 6.078%[4,5]	26,770,000	21,963
AXA SA, Series B, 6.379%[4,5]	24,250,000	19,680
Mizuho Capital Investment (USD) 1 Ltd. 6.686% noncumulative[4,5]	18,758,000	15,816
QBE Capital Funding II LP 6.797%[4,5]	18,715,000	15,436
ILFC E-Capital Trust II 6.25%[4,5]	18,790,000	15,422
National Bank of Canada, Series A, 8.35% exchangeable depositary shares	520,000	13,598
Société Générale 5.922%[4,5]	15,935,000	13,316
Lloyds TSB Group PLC 6.267%[4,5]	12,400,000	9,772
XL Capital Ltd., Series E, 6.50%[5]	12,750,000	8,300
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference shares[4,5]	6,500,000	6,568
iStar Financial, Inc., Series F, 7.80% cumulative redeemable[1]	400,000	4,760
CBG Florida REIT Corp., Series A, Class A, 7.114%[4,5]	9,000,000	2,570
IndyMac Bancorp, Inc., Series A, 8.50% noncumulative[4]	2,948,000	214
		796,408

MISCELLANEOUS — 0.17%
Other preferred stocks in initial period of acquisition		126,350

Total preferred stocks (cost: $1,310,343,000)		922,758

Warrants — 0.00%

TELECOMMUNICATION SERVICES — 0.00%
XO Holdings, Inc., Series A, warrants, expire 2010[2,3]	18,316	1
XO Holdings, Inc., Series B, warrants, expire 2010[2]	13,738	—
XO Holdings, Inc., Series C, warrants, expire 2010[2]	13,738	—
GT Group Telecom Inc., warrants, expire 2010[2,3,4]	15,000	—

Total warrants (cost: $779,000)		1

	Shares or
Convertible securities — 2.28%	principal amount	Market value(000)

HEALTH CARE — 0.60%
Schering-Plough Corp., 6.00% convertible preferred 2010	982,100	$192,639
Mylan Inc. 6.50% convertible preferred 2010	140,000	125,174
Medtronic, Inc. 1.625% convertible notes 2013	$45,500,000	49,254
Medtronic, Inc. 1.50% convertible notes 2011	$69,900,000	75,317
Incyte Corp. 3.50% convertible notes 2011[4]	$15,000,000	14,850
		457,234

FINANCIALS — 0.54%
Citigroup Inc., Series J, 7.00% noncumulative convertible preferred depositary shares[3,6]	3,570,000	173,730
Metropolitan Life Insurance Co., Class B, 6.375% convertible preferred 2008	4,000,000 units	100,720
Fannie Mae, Series 2004-1, 5.375% convertible preferred	1,979	83,118
Wachovia Corp., Class A, Series L, 7.50% noncumulative convertible preferred	50,000	43,773
XL Capital Ltd. 7.00% convertible preferred 2009	1,320,000 units	10,085
		411,426

MATERIALS — 0.31%
Cia. Vale do Rio Doce, Class A, 5.50% convertible preferred 2010	800,000	47,200
Cia. Vale do Rio Doce, Series 1, 5.50% convertible preferred 2010	2,590,000	148,744
Freeport-McMoRan Copper & Gold Inc. 6.75% convertible preferred 2010	290,000	40,666
		236,610

UTILITIES — 0.18%
PG&E Corp. 9.50% convertible notes 2010	$28,000,000	74,935
NRG Energy, Inc. 5.75% convertible preferred 2009	200,000	62,350
		137,285

ENERGY — 0.14%
El Paso Corp. 4.99% convertible preferred[4]	75,000	108,956

INFORMATION TECHNOLOGY — 0.11%
Advanced Micro Devices, Inc. 6.00% convertible notes 2015	$92,245,000	48,659
Advanced Micro Devices, Inc. 5.75% convertible notes 2012	$63,525,000	40,021
		88,680

CONSUMER STAPLES — 0.10%
Bunge Ltd. 4.875% convertible preferred	247,700	30,067
Bunge Ltd. 5.125% convertible preferred 2010	50,000	45,805
		75,872

INDUSTRIALS — 0.05%
UAL Corp. 4.50% convertible notes 2021[4]	$72,600,000	36,653

CONSUMER DISCRETIONARY — 0.05%
Ford Motor Co. 4.25% convertible notes 2036	$26,316,700	18,422
Amazon.com, Inc. 4.75% convertible debentures 2009	$16,415,000	17,872
		36,294

MISCELLANEOUS — 0.20%
Other convertible securities in initial period of acquisition		151,950

Total convertible securities (cost: $1,949,147,000)		1,740,960

	Principal amount	Market value
Bonds & notes — 27.04%	(000)	(000)

FINANCIALS — 4.88%
General Motors Acceptance Corp. 3.951% 2008[5]	$3,700	$3,663
Residential Capital Corp. 8.125% 2008	2,550	2,346
GMAC LLC 3.926% 2009[5]	1,300	1,151
General Motors Acceptance Corp. 7.75% 2010	5,000	4,041
Residential Capital Corp. 8.375% 2010[5]	71,615	22,559
Residential Capital Corp. 8.50% 2010[4]	5,726	4,080
General Motors Acceptance Corp. 6.875% 2011	92,370	61,030
General Motors Acceptance Corp. 7.25% 2011	99,015	67,952
General Motors Acceptance Corp. 6.875% 2012	15,270	9,591
General Motors Acceptance Corp. 7.00% 2012	51,780	32,782
General Motors Acceptance Corp. 4.882% 2014[5]	17,000	9,193
Ford Motor Credit Co. 5.625% 2008	5,615	5,548
Ford Motor Credit Co. 5.80% 2009	4,000	3,881
Ford Motor Credit Co. 7.375% 2009	1,200	1,093
Ford Motor Credit Co. 7.875% 2010	7,000	5,964
Ford Motor Credit Co. 9.75% 2010[5]	81,750	70,613
Ford Motor Credit Co. 7.25% 2011	4,450	3,366
Ford Motor Credit Co. 7.375% 2011	1,800	1,452
Ford Motor Credit Co. 9.875% 2011	7,500	6,119
Ford Motor Credit Co. 5.538% 2012[5]	97,905	71,035
Ford Motor Credit Co. 7.80% 2012	3,500	2,631
Ford Motor Credit Co. 8.00% 2016	12,375	8,758
Sumitomo Mitsui Banking Corp. 5.625% (undated)[4,5]	23,125	20,800
SMFG Preferred Capital USD 2 Ltd. 8.75% noncumulative preferred (undated)	7,600	7,821
SMFG Preferred Capital USD 3 Ltd. 9.50% (undated)[4,5]	151,370	151,635
Countrywide Home Loans, Inc., Series M, 4.125% 2009	13,187	12,821
Countrywide Home Loans, Inc., Series K, 5.625% 2009	17,833	17,494
Countrywide Financial Corp., Series A, 4.50% 2010	2,695	2,535
Countrywide Home Loans, Inc., Series L, 4.00% 2011	2,803	2,608
Countrywide Financial Corp., Series B, 3.21% 2012[5]	11,250	10,406
Countrywide Financial Corp., Series B, 5.80% 2012	40,943	38,448
Bank of America Corp. 4.90% 2013	4,000	3,878
Bank of America Corp. 5.30% 2017	1,815	1,662
MBNA Global Capital Funding, Series B, 3.673% 2027[5]	35,000	28,032
Countrywide Financial Corp., Series A, 0% 2037[4,5]	39,000	37,903
Merrill Lynch & Co., Inc., Series C, 5.45% 2013	23,000	21,356
Merrill Lynch & Co., Inc. 6.875% 2018	122,000	114,401
Liberty Mutual Group Inc. 6.50% 2035[4]	21,275	16,657
Liberty Mutual Group Inc. 7.50% 2036[4]	5,655	4,750
Liberty Mutual Group Inc., Series A, 7.80% 2087[4]	12,030	8,949
Liberty Mutual Group Inc., Series C, 10.75% 2088[4,5]	108,470	100,000
Citigroup Inc. 5.125% 2011	12,500	12,423
Citigroup Inc. 6.125% 2017	8,000	7,681
Citigroup Inc., Series E, 8.40% (undated)[5]	38,450	32,970
Citigroup Capital XXI 8.30% 2077[5]	63,050	57,718
Westfield Group 5.40% 2012[4]	5,000	4,726
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 2014[4]	22,500	20,546
Westfield Group 5.70% 2016[4]	46,105	41,479
Westfield Group 7.125% 2018[4]	33,500	32,293
Realogy Corp., Term Loan, Letter of Credit, 5.313% 2013[5,7,8]	6,321	5,147
Realogy Corp., Term Loan B, 5.459% 2013[5,7,8]	18,751	15,269
Realogy Corp. 10.50% 2014	91,945	60,224
Realogy Corp. 11.00% 2014[9]	18,000	9,855
Realogy Corp. 12.375% 2015	11,125	5,340
JPMorgan Chase & Co. 4.891% 2015[5]	10,000	9,981
JPMorgan Chase Bank NA 6.00% 2017	6,500	6,323
Bear Stearns Companies Inc. 7.25% 2018	16,000	16,661
JPMorgan Chase Capital XXV, Series Y, 6.80% 2037	13,615	11,537
JPMorgan Chase & Co., Series I, 7.90% (undated)[5]	48,985	45,445
JPMorgan Chase Capital XXII, Series V, 6.45% 2087[5]	3,100	2,511
Simon Property Group, LP 4.875% 2010	5,000	4,969
Simon Property Group, LP 5.375% 2011	32,700	32,323
Simon Property Group, LP 6.35% 2012	5,000	5,006
Simon Property Group, LP 5.30% 2013	6,000	5,718
Simon Property Group, LP 5.75% 2015	2,500	2,440
Simon Property Group, LP 5.25% 2016	25,040	22,156
Simon Property Group, LP 6.10% 2016	4,250	4,104
Simon Property Group, LP 5.875% 2017	5,825	5,597
Simon Property Group, LP 6.125% 2018	6,375	5,916
Lehman Brothers Holdings Inc., Series I, 3.018% 2012[5]	2,195	1,890
Lehman Brothers Holdings Inc., Series G, 4.80% 2014	9,895	8,781
Lehman Brothers Holdings Inc., Series I, 6.20% 2014	3,000	2,764
Lehman Brothers Holdings Inc., Series I, 6.875% 2018	61,028	57,391
Lehman Brothers Holdings Inc., Series I, 7.00% 2027	9,891	8,764
Lehman Brothers Holdings Inc. 6.875% 2037	3,330	2,767
Lehman Brothers Holdings E-Capital Trust I 3.499% 2065[5]	3,085	2,176
International Lease Finance Corp. 5.00% 2012	5,000	4,239
International Lease Finance Corp., Series R, 5.40% 2012	10,000	8,806
International Lease Finance Corp., Series R, 6.625% 2013	3,500	3,137
American General Finance Corp., Series I, 5.40% 2015	17,250	13,466
American General Finance Corp., Series J, 6.50% 2017	8,000	6,302
American General Finance Corp., Series J, 6.90% 2017	12,500	10,043
American International Group, Inc. 8.175% 2058[4,5]	16,000	14,372
ILFC E-Capital Trust I 5.90% 2065[4,5]	25,300	18,898
American International Group, Inc., Series A-1, 6.25% 2087[5]	4,775	3,635
Rouse Co. 3.625% 2009	32,561	31,478
Rouse Co. 7.20% 2012	36,789	32,088
Rouse Co. 5.375% 2013	2,770	2,144
Rouse Co. 6.75% 2013[4]	13,400	11,335
Washington Mutual, Inc. 5.55% 2010	3,000	2,401
Washington Mutual Bank, FA, Series 11, 6.875% 2011	750	544
Washington Mutual, Inc. 5.00% 2012	7,000	4,904
Washington Mutual Bank 3.115% 2013[5]	10,000	6,509
Washington Mutual Bank, FA 5.50% 2013	1,585	1,095
Washington Mutual, Inc. 5.95% 2013	5,000	3,453
Washington Mutual Bank, FA 5.65% 2014	16,168	10,845
Washington Mutual Bank, FA, Series 16, 5.125% 2015	39,488	25,699
Washington Mutual, Inc. 6.75% 2036	2,589	1,583
Washington Mutual Preferred Funding II Ltd. 6.665% (undated)[4,5]	18,100	5,889
Washington Mutual Preferred Funding Trust III 6.895% (undated)[3,4,5]	36,200	11,946
CIT Group Inc. 2.787% 2009[5]	1,259	1,161
CIT Group Inc. 4.125% 2009	1,600	1,421
CIT Group Inc. 6.875% 2009	15,000	13,837
CIT Group Inc. 4.25% 2010	9,294	7,993
CIT Group Inc. 4.75% 2010	4,733	3,863
CIT Group Inc. 3.075% 2011[5]	2,500	1,902
CIT Group Inc. 5.60% 2011	100	81
CIT Group Inc. 5.40% 2012	50	39
CIT Group Inc. 7.625% 2012	17,560	14,926
CIT Group Inc. 7.75% 2012	865	726
CIT Group Inc. 5.40% 2013	9,842	7,426
CIT Group Inc. 5.00% 2014	6,065	4,433
CIT Group Inc. 5.125% 2014	235	171
CIT Group Inc. 5.85% 2016	685	489
CIT Group Inc. 5.65% 2017	2,715	1,942
CIT Group Inc. 5.80% 2036	12,000	8,274
CIT Group Inc. 6.10% 2067[5]	13,890	5,512
iStar Financial, Inc. 3.027% 2010[1,5]	3,248	2,551
iStar Financial, Inc. 5.375% 2010[1]	14,010	11,212
iStar Financial, Inc. 6.00% 2010[1]	6,950	5,458
iStar Financial, Inc., Series B, 5.125% 2011[1]	15,000	11,482
iStar Financial, Inc. 5.65% 2011[1]	3,418	2,548
iStar Financial, Inc. 5.50% 2012[1]	3,700	2,685
iStar Financial, Inc., Series B, 5.95% 2013[1]	808	572
iStar Financial, Inc. 6.50% 2013[1]	5,133	3,597
iStar Financial, Inc. 8.625% 2013[1]	35,675	27,684
iStar Financial, Inc., Series B, 5.70% 2014[1]	2,918	2,072
iStar Financial, Inc. 6.05% 2015[1]	4,152	2,868
HSBK (Europe) BV 7.75% 2013	10,275	9,445
HSBK (Europe) BV 7.75% 2013[4]	2,165	1,990
HSBK (Europe) BV 7.25% 2017[4]	65,640	55,157
HSBK (Europe) BV 7.25% 2017	3,125	2,626
Independence Community Bank Corp. 4.90% 2010	5,000	4,403
Sovereign Bancorp, Inc. 4.375% 2013[5]	5,710	4,390
Sovereign Bancorp, Inc. 5.125% 2013	19,395	15,706
Independence Community Bank 3.75% 2014[5]	10,990	7,980
Sovereign Bancorp, Inc. 8.75% 2018	38,550	33,484
TuranAlem Finance BV 8.00% 2014	6,005	4,774
TuranAlem Finance BV 8.50% 2015	22,485	17,763
TuranAlem Finance BV 8.50% 2015[4]	10,000	7,900
TuranAlem Finance BV 8.25% 2037[4]	35,000	27,169
TuranAlem Finance BV, Series 8, 8.25% 2037	5,385	4,180
UniCredito Italiano SpA 5.584% 2017[4,5]	32,750	31,144
UniCredito Italiano SpA 6.00% 2017[4]	25,300	23,751
HVB Funding Trust I 8.741% 2031[4]	3,265	2,863
HBOS PLC 6.75% 2018[4]	36,725	33,167
HBOS PLC 5.375% (undated)[4,5]	24,110	20,416
HBOS PLC 6.657% (undated)[4,5]	5,950	3,784
Capmark Financial Group Inc. 3.366% 2010[5]	37,255	26,471
Capmark Financial Group Inc. 5.875% 2012	22,625	14,430
Capmark Financial Group Inc. 6.30% 2017	21,435	12,605
HSBC Finance Corp. 4.625% 2010	14,000	13,908
HSBC Holdings PLC 6.50% 2037	39,350	35,634
Midland Bank 3.438% Eurodollar note (undated)[5]	5,000	3,303
E*TRADE Financial Corp. 8.00% 2011	26,350	23,320
E*TRADE Financial Corp. 7.375% 2013	8,100	6,885
E*TRADE Financial Corp. 7.875% 2015	24,700	20,872
Metropolitan Life Global Funding I, 5.125% 2013[4]	10,000	9,870
MetLife Capital Trust IV 7.875% 2067[4,5]	21,500	19,878
MetLife Capital Trust X 9.25% 2068[4,5]	19,000	19,324
Standard Chartered Bank 6.40% 2017[4]	40,550	37,998
Standard Chartered Bank 3.25% Eurodollar note (undated)[5]	15,000	9,450
SLM Corp., Series A, 4.00% 2010	1,155	1,080
SLM Corp., Series A, 4.50% 2010	1,845	1,700
SLM Corp., Series A, 5.40% 2011	15,000	13,478
SLM Corp., Series A, 3.10% 2014[5]	10,000	8,068
SLM Corp., Series A, 5.00% 2015	12,000	9,778
SLM Corp., Series A, 8.45% 2018	12,500	11,817
Royal Bank of Scotland Group PLC 6.99% (undated)[4,5]	53,575	44,871
UnumProvident Corp. 5.859% 2009	11,500	11,612
UnumProvident Finance Co. PLC 6.85% 2015[4]	33,500	33,070
Kimco Realty Corp. 6.00% 2012	3,250	3,179
Kimco Realty Corp., Series C, 5.783% 2016	20,000	18,563
Kimco Realty Corp. 5.70% 2017	21,985	20,211
Hartford Financial Services Group, Inc. 6.30% 2018	9,250	9,187
Glen Meadow Pass-Through Trust 6.505% 2067[4,5]	38,500	32,745
Santander Issuances, SA Unipersonal 3.163% 2016[4,5]	15,200	14,189
Santander Issuances, SA Unipersonal 5.805% 2016[4,5]	15,700	15,218
Santander Perpetual, SA Unipersonal 6.671% (undated)[4,5]	12,900	12,233
Wachovia Bank NA 5.85% 2037	2,545	1,793
Wachovia Bank NA 6.60% 2038	47,863	37,724
Charles Schwab Corp., Series A, 6.375% 2017	16,200	16,116
Schwab Capital Trust I 7.50% 2037[5]	24,900	22,115
Hospitality Properties Trust 6.75% 2013	18,365	17,101
Hospitality Properties Trust 5.125% 2015	2,160	1,745
Hospitality Properties Trust 6.30% 2016	2,368	1,934
Hospitality Properties Trust 5.625% 2017	1,485	1,138
Hospitality Properties Trust 6.70% 2018	16,175	13,262
ZFS Finance (USA) Trust I 6.15% 2065[4,5]	6,000	5,486
ZFS Finance (USA) Trust II 6.45% 2065[4,5]	12,500	10,917
ZFS Finance (USA) Trust V 6.50% 2067[4,5]	20,360	17,475
Fifth Third Capital Trust IV 6.50% 2067[5]	59,500	32,930
Zions Bancorporation 5.65% 2014	19,000	14,607
Zions Bancorporation 5.50% 2015	25,335	16,497
Lazard Group LLC 7.125% 2015	28,540	25,969
Lazard Group LLC 6.85% 2017	5,712	4,986
Prudential Holdings, LLC, Series C, 8.695% 2023[4,7]	22,250	25,458
Prudential Financial, Inc. 8.875% 2068[5]	5,000	4,858
Northern Rock PLC 5.60% (undated)[3,4,5]	16,380	9,582
Northern Rock PLC 6.594% (undated)[3,4,5]	33,985	19,881
Korea Development Bank 5.30% 2013	29,500	29,214
Lincoln National Corp. 5.65% 2012	12,000	11,930
Lincoln National Corp. 7.00% 2066[5]	17,525	15,406
Kazkommerts International BV 8.50% 2013[4]	2,500	2,125
Kazkommerts International BV 7.875% 2014[4]	10,000	8,000
Kazkommerts International BV 8.00% 2015	14,500	11,165
Kazkommerts International BV, Series 4, 7.50% 2016	7,500	5,462
Woori Bank 6.208% 2067[4,5]	33,200	26,402
Capital One Financial Corp. 6.25% 2013	20,000	18,728
Capital One Capital III 7.686% 2036[5]	10,000	7,592
Resona Bank, Ltd. 5.85% (undated)[4,5]	31,500	25,837
ProLogis 5.625% 2015	2,605	2,439
ProLogis 6.625% 2018	25,000	23,263
Host Marriott, LP, Series M, 7.00% 2012	17,650	16,679
Host Marriott, LP, Series K, 7.125% 2013	7,000	6,475
Host Hotels & Resorts, LP, Series S, 6.875% 2014	1,675	1,499
Catlin Insurance Ltd. 7.249% (undated)[4,5]	40,090	23,922
CNA Financial Corp. 6.60% 2008	7,130	7,174
CNA Financial Corp. 5.85% 2014	5,625	5,367
CNA Financial Corp. 7.25% 2023	11,625	10,724
Development Bank of Singapore Ltd. 7.875% 2010[4]	10,000	10,583
Development Bank of Singapore Ltd. 7.125% 2011[4]	5,000	5,284
DBS Bank Ltd. 3.401% 2021[4,5]	7,250	6,454
Banco Bilbao Vizcaya Argentaria, SA, 5.919% (undated)[5]	23,825	18,196
Monumental Global Funding 5.50% 2013[4]	10,000	10,041
Monumental Global Funding III 2.991% 2014[4,5]	8,000	7,138
New York Life Global Funding 4.65% 2013[4]	17,000	16,867
American Express Co. 6.15% 2017	12,610	11,972
American Express Co. 8.15% 2038	4,500	4,662
Allstate Corp., Series B, 6.125% 2067[5]	8,020	7,221
Allstate Corp., Series A, 6.50% 2067[5]	9,775	8,442
Goldman Sachs Group, Inc. 5.95% 2018	4,900	4,663
Goldman Sachs Group, Inc. 6.15% 2018	11,100	10,712
Mangrove Bay Pass Through Trust 6.102% 2033[3,4,5]	25,980	14,439
Twin Reefs Asset Trust (XLFA), Series B, 3.459% 2079[4,5]	7,200	729
Wells Fargo & Co. 4.375% 2013	8,500	8,095
Wells Fargo Bank, National Assn. 4.75% 2015	7,500	6,968
Developers Diversified Realty Corp. 4.625% 2010	8,695	8,377
Developers Diversified Realty Corp. 5.375% 2012	2,000	1,842
Developers Diversified Realty Corp. 5.50% 2015	5,000	4,390
North Front Pass Through Trust 5.81% 2024[4,5]	10,000	9,301
Nationwide Mutual Insurance Co. 7.875% 2033[4]	5,000	4,785
Genworth Financial, Inc. 6.15% 2066[5]	17,665	13,307
National City Preferred Capital Trust I 12.00% (undated)[3,5]	20,000	13,000
AXA SA 6.463% (undated)[4,5]	15,000	12,074
ORIX Corp. 5.48% 2011	12,000	11,615
Banco Mercantil del Norte, SA 6.135% 2016[4]	2,000	1,965
Banco Mercantil del Norte, SA 6.862% 2021[4,5]	10,250	9,620
Downey Financial Corp. 6.50% 2014	18,060	11,398
Skandinaviska Enskilda Banken AB 7.50% (undated)[4,5]	10,405	10,414
Protective Life Insurance Co., Series 2005-C, 4.85% 2010	10,000	10,034
Principal Life Insurance Co. 5.30% 2013	10,000	9,994
United Overseas Bank Ltd. 5.375% 2019[4,5]	10,000	9,491
Chubb Corp. 6.375% 2067[5]	10,250	9,366
Credit Agricole SA 6.637% (undated)[4,5]	9,233	7,483
Nationwide Financial Services, Inc. 6.75% 2067[5]	9,780	7,084
Société Générale 5.75% 2016[4]	7,400	7,000
Plum Creek Timberlands, LP 5.875% 2015	7,145	6,563
Bank of Nova Scotia 3.188% 2085[3,5]	10,000	6,100
Canadian Imperial Bank of Commerce 3.188% Eurodollar note 2085[3,5]	10,000	6,000
Barclays Bank PLC 7.70% (undated)[4,5]	6,000	5,816
Assurant, Inc. 5.625% 2014	5,740	5,361
Silicon Valley Bank 5.70% 2012	5,000	4,613
ERP Operating LP 6.584% 2015	2,705	2,637
ERP Operating LP 5.75% 2017	1,660	1,496
Brandywine Operating Partnership, LP 5.75% 2012	4,190	3,932
SunTrust Banks, Inc. 7.25% 2018	4,000	3,877
KeyBank NA 5.50% 2012	4,000	3,619
PNC Funding Corp., Series II, 6.113% (undated)[4,5]	3,800	2,555
United Dominion Realty Trust, Inc. 5.00% 2012	2,500	2,400
Ambac Financial Group, Inc. 6.15% 2087[5]	10,385	2,368
Shinhan Bank 5.663% 2035[5]	2,075	1,677
Shinhan Bank 6.819% 2036[5]	400	333
LaBranche & Co Inc. 11.00% 2012	1,750	1,796
BOI Capital Funding (No. 2) LP 5.571% (undated)[4,5]	2,500	1,677
		3,729,473

MORTGAGE-BACKED OBLIGATIONS[7] — 4.39%
Fannie Mae, Series 2000-T5, Class B, 7.30% 2010	36,750	38,830
Fannie Mae 9.00% 2010	39	39
Fannie Mae 4.89% 2012	10,000	10,004
Fannie Mae 4.00% 2015	4,976	4,944
Fannie Mae 7.00% 2016	163	170
Fannie Mae 5.00% 2018	13,490	13,462
Fannie Mae 5.50% 2018	11,406	11,600
Fannie Mae 10.00% 2018	211	237
Fannie Mae 5.50% 2020	30,651	31,026
Fannie Mae 6.00% 2021	1,325	1,356
Fannie Mae, Series 2003-48, Class TJ, 4.50% 2022	21,914	21,644
Fannie Mae 9.50% 2022	225	249
Fannie Mae 7.50% 2023	7	7
Fannie Mae 10.00% 2025	147	165
Fannie Mae, Series 2001-4, Class GA, 10.191% 2025[5]	815	907
Fannie Mae, Series 2001-4, Class NA, 11.878% 2025[5]	66	72
Fannie Mae 6.00% 2026	18,308	18,548
Fannie Mae 6.50% 2026	5,730	5,895
Fannie Mae 6.50% 2026	889	915
Fannie Mae 7.00% 2026	2,371	2,484
Fannie Mae 6.50% 2027	1,411	1,452
Fannie Mae 6.50% 2027	1,404	1,445
Fannie Mae 6.50% 2027	1,217	1,252
Fannie Mae 6.50% 2027	1,053	1,083
Fannie Mae 6.00% 2028	27,538	27,830
Fannie Mae 7.00% 2028	7,102	7,438
Fannie Mae 7.00% 2028	1,271	1,331
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2028	685	730
Fannie Mae 7.50% 2031	293	314
Fannie Mae, Series 2001-20, Class E, 9.62% 2031[5]	664	733
Fannie Mae 5.50% 2033	4,235	4,171
Fannie Mae 4.55% 2035[5]	5,190	5,217
Fannie Mae 5.50% 2035	15,468	15,205
Fannie Mae 5.50% 2035	7,007	6,888
Fannie Mae 6.50% 2035	447	463
Fannie Mae 7.00% 2035	7,361	7,712
Fannie Mae, Series 2006-43, Class PX, 6.00% 2036	8,072	8,111
Fannie Mae 6.50% 2036	16,901	17,277
Fannie Mae 6.50% 2036	13,501	13,890
Fannie Mae 5.50% 2037	98,187	96,243
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037	24,114	23,881
Fannie Mae 5.50% 2037	18,149	17,790
Fannie Mae 5.615% 2037[5]	15,568	15,877
Fannie Mae 6.00% 2037	27,867	28,041
Fannie Mae 6.00% 2037	24,747	24,908
Fannie Mae 6.00% 2037[3]	20,414	20,256
Fannie Mae, Series 2007-24, Class P, 6.00% 2037	18,305	18,462
Fannie Mae 6.00% 2037	16,754	16,858
Fannie Mae 6.00% 2037	10,514	10,579
Fannie Mae 6.00% 2037	2,318	2,318
Fannie Mae 6.50% 2037	56,665	57,924
Fannie Mae 6.50% 2037	17,963	18,553
Fannie Mae 6.50% 2037	13,703	14,007
Fannie Mae 6.50% 2037[3]	13,385	13,589
Fannie Mae 6.50% 2037	7,320	7,483
Fannie Mae 6.50% 2037	6,421	6,632
Fannie Mae 6.50% 2037	4,069	4,202
Fannie Mae 6.792% 2037[5]	1,641	1,695
Fannie Mae 7.00% 2037	37,785	39,256
Fannie Mae 7.00% 2037	32,832	34,378
Fannie Mae 7.00% 2037	14,571	15,257
Fannie Mae 7.00% 2037	14,086	14,635
Fannie Mae 7.00% 2037	11,593	12,045
Fannie Mae 7.00% 2037	10,864	11,287
Fannie Mae 7.00% 2037	9,029	9,454
Fannie Mae 7.00% 2037	8,636	8,972
Fannie Mae 7.00% 2037[3]	4,701	4,838
Fannie Mae 7.00% 2037[3]	3,769	3,879
Fannie Mae 7.00% 2037	1,868	1,941
Fannie Mae 7.00% 2037	1,275	1,335
Fannie Mae 7.50% 2037	24,100	25,273
Fannie Mae 7.50% 2037	4,845	5,081
Fannie Mae 7.50% 2037	3,404	3,569
Fannie Mae 7.50% 2037	1,601	1,679
Fannie Mae 7.50% 2037[3]	1,466	1,524
Fannie Mae 7.50% 2037[3]	747	777
Fannie Mae 8.00% 2037	2,035	2,130
Fannie Mae 8.00% 2037	1,414	1,479
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	1,412	1,485
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	964	1,011
Fannie Mae, Series 2002-W1, Class 2A, 7.50% 2042	1,528	1,610
Fannie Mae 6.50% 2047	6,619	6,758
Fannie Mae 6.50% 2047	5,873	5,997
Fannie Mae 6.50% 2047	5,510	5,626
Fannie Mae 6.50% 2047	5,053	5,159
Fannie Mae 6.50% 2047	3,797	3,877
Fannie Mae 6.50% 2047	2,487	2,539
Fannie Mae 6.50% 2047	1,415	1,445
Fannie Mae 6.50% 2047	1,040	1,062
Fannie Mae 7.00% 2047	6,305	6,563
Fannie Mae 7.00% 2047	3,718	3,870
Fannie Mae 7.00% 2047	3,503	3,646
Fannie Mae 7.00% 2047	2,695	2,805
Fannie Mae 7.00% 2047	1,581	1,645
Freddie Mac 8.50% 2009	13	13
Freddie Mac 8.50% 2010	26	27
Freddie Mac 5.00% 2018	8,297	8,269
Freddie Mac 5.50% 2018	4,120	4,196
Freddie Mac 11.00% 2018	168	188
Freddie Mac, Series 2890, Class KT, 4.50% 2019	25,425	23,220
Freddie Mac 5.50% 2019	11,133	11,273
Freddie Mac, Series 178, Class Z, 9.25% 2021	75	78
Freddie Mac, Series 2289, Class NB, 11.421% 2022[5]	163	184
Freddie Mac 5.00% 2023	30,839	30,289
Freddie Mac 5.00% 2023	28,817	28,303
Freddie Mac 5.00% 2023	23,777	23,353
Freddie Mac 5.00% 2023	16,031	15,745
Freddie Mac 5.00% 2023	8,441	8,290
Freddie Mac 5.00% 2023	4,864	4,777
Freddie Mac 6.00% 2026	4,777	4,839
Freddie Mac 6.00% 2027	8,129	8,215
Freddie Mac 4.636% 2035[5]	6,899	6,928
Freddie Mac 5.00% 2035	11,980	11,423
Freddie Mac, Series 3061, Class PN, 5.50% 2035	5,642	5,714
Freddie Mac 5.00% 2036	10,423	9,918
Freddie Mac, Series 3257, Class PA, 5.50% 2036	23,288	22,998
Freddie Mac 7.00% 2036	1,689	1,754
Freddie Mac 4.50% 2037	953	873
Freddie Mac 4.50% 2037	891	816
Freddie Mac 4.50% 2037	856	784
Freddie Mac 4.50% 2037	250	229
Freddie Mac 4.50% 2037	106	97
Freddie Mac 4.50% 2037	57	52
Freddie Mac 4.50% 2037	33	31
Freddie Mac 5.00% 2037	3,352	3,187
Freddie Mac 5.442% 2037[5]	11,579	11,674
Freddie Mac, Series 3286, Class JN, 5.50% 2037	31,417	30,949
Freddie Mac, Series 3312, Class PA, 5.50% 2037	23,952	23,607
Freddie Mac, Series 3318, Class JT, 5.50% 2037	17,491	17,217
Freddie Mac, Series 3271, Class OA, 6.00% 2037	22,753	23,359
Freddie Mac 6.50% 2037	8,261	8,494
Freddie Mac 4.50% 2038	25,000	22,889
Freddie Mac 4.50% 2038	6,200	5,676
Freddie Mac 4.50% 2038	4,200	3,845
Freddie Mac 4.50% 2038	911	834
Freddie Mac 4.50% 2038	96	88
Freddie Mac 4.50% 2038	96	87
Freddie Mac 5.935% 2038[5]	4,079	4,092
Freddie Mac 6.00% 2038	16,985	17,062
Countrywide Alternative Loan Trust, Series 2006-J3, Class 2-A-1, 4.75% 2020	6,833	6,008
Countrywide Alternative Loan Trust, Series 2005-49CB, Class A-1, 5.50% 2035	87,384	78,689
Countrywide Alternative Loan Trust, Series 2005-40CB, Class A-1, 5.50% 2035	13,911	12,006
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 2-A-5, 5.50% 2035	11,354	7,316
Countrywide Alternative Loan Trust, Series 2005-46CB, Class A-8, 5.50% 2035	6,846	6,212
Countrywide Alternative Loan Trust, Series 2005-64CB, Class 1-A-7, 5.50% 2035	5,929	5,664
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 1-A-7, 5.50% 2035	5,705	5,599
Countrywide Alternative Loan Trust, Series 2005-50CB, Class 3-A-1, 6.00% 2035	12,468	7,925
Countrywide Alternative Loan Trust, Series 2004-36CB, Class 1-A-1, 6.00% 2035	4,033	3,533
Countrywide Alternative Loan Trust, Series 2006-6CB, Class 1-A-1, 5.50% 2036	7,548	6,569
Countrywide Alternative Loan Trust, Series 2006-6CB, Class 1-A-4, 5.50% 2036	10,000	6,483
Countrywide Alternative Loan Trust, Series 2007-J1, Class 3-A-4, 5.755% 2036[5]	20,000	13,733
Countrywide Alternative Loan Trust, Series 2007-14T2, Class A-4, 2.811% 2037[5]	28,180	18,635
Countrywide Alternative Loan Trust, Series 2007-2CB, Class 1-A-9, 5.75% 2037	15,745	12,691
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 3-A-1, 5.873% 2047[5]	30,585	18,141
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 4-A-1, 5.946% 2047[5]	17,033	10,228
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-S8, Class A-2, 5.00% 2018	56,288	53,744
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-S10, Class A-2, 5.00% 2018	34,930	33,352
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-S6, Class II-A-1, 5.00% 2018	12,379	11,820
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR1, Class A-6, 5.765% 2033[5]	204	179
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY5, Class 3-A1, 5.827% 2037[5]	35,492	29,915
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY7, Class 4-A2, 5.87% 2037[5]	16,523	13,739
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY7, Class 2-A1, 5.877% 2037[5]	18,130	14,525
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class II-A-4, 6.00% 2037	14,000	10,967
Wells Fargo Alternative Loan Trust, Series 2007-PA4, Class III-A-1, 6.085% 2037[5]	16,103	9,550
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class III-A-1, 6.25% 2037	33,018	28,858
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class IV-A-1, 6.50% 2037	44,651	34,744
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class V-A-1, 7.00% 2037	22,538	16,840
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-CIBC5, Class A-1, 4.372% 2037	3,899	3,861
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-2, 4.739% 2037	1,860	1,855
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC11, Class A-2, 5.016% 2037	14,040	14,005
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C1, Class A-3, 4.719% 2038	7,000	6,596
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1, Class A-1, 3.972% 2039	844	812
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C3, Class A-2, 4.223% 2042	11,687	11,563
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-2, 4.79% 2042	2,970	2,948
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CIBC14, Class A-4, 5.481% 2044[5]	3,840	3,672
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 5.875% 2045[5]	27,700	26,773
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046	20,000	19,924
CS First Boston Mortgage Securities Corp., Series 2005-7, Class III-A-1, 5.00% 2020	5,585	4,932
CS First Boston Mortgage Securities Corp., Series 2001-CKN5, Class A-4, 5.435% 2034	3,904	3,929
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IV-A-1, 6.00% 2034	2,964	2,299
CS First Boston Mortgage Securities Corp., Series 2001-CP4, Class A-4, 6.18% 2035	7,375	7,498
CS First Boston Mortgage Securities Corp., Series 2005-5, Class IV-A-1, 6.25% 2035	5,114	4,020
CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A-3, 6.38% 2035	9,357	9,601
CS First Boston Mortgage Securities Corp., Series 2006-2R, Class A-PO, principal only, 0% 2036[4]	18,861	11,214
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-2, 4.183% 2037	9,951	9,910
CS First Boston Mortgage Securities Corp., Series 2005-C3, Class A-AB, 4.614% 2037	10,000	9,572
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A-3, 6.133% 2037	6,910	7,016
CS First Boston Mortgage Securities Corp., Series 2005-C5, Class A-2, 5.10% 2038[5]	8,000	7,964
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-2FX, 5.207% 2040[5]	3,050	3,044
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 2040[5]	10,900	10,624
Residential Accredit Loans, Inc., Series 2003-QS16, Class A-1, 5.00% 2018	11,603	10,980
Residential Accredit Loans, Inc., Series 2004-QS6, Class A-1, 5.00% 2019	9,663	9,069
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034	7,010	4,946
Residential Accredit Loans, Inc., Series 2005-QS9, Class A-6, 5.50% 2035	100	65
Residential Accredit Loans, Inc., Series 2007-QS9, Class A-33, 6.50% 2037	54,671	39,815
Residential Accredit Loans, Inc., Series 2007-QS7, Class II-A-1, 6.75% 2037	14,490	10,612
Residential Accredit Loans, Inc., Series 2007-QS11, Class A-1, 7.00% 2037	15,809	11,810
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 2037[4]	7,250	6,863
American Tower Trust I, Series 2007-1A, Class B, 5.537% 2037[3,4]	20,000	17,769
American Tower Trust I, Series 2007-1A, Class D, 5.957% 2037[3,4]	37,375	30,966
American Tower Trust I, Series 2007-1A, Class E, 6.249% 2037[3,4]	20,500	16,678
American Tower Trust I, Series 2007-1A, Class F, 6.639% 2037[3,4]	5,550	4,679
CHL Mortgage Pass-Through Trust, Series 2003-56, Class 6-A-1, 4.837% 2033[5]	964	950
CHL Mortgage Pass-Through Trust, Series 2004-22, Class A-2, 4.632% 2034[5]	3,691	2,744
CHL Mortgage Pass-Through Trust, Series 2005-HYB8, Class 4-A-1, 5.609% 2035[5]	6,308	4,548
CHL Mortgage Pass-Through Trust, Series 2007-HY5, Class 3-A-1, 6.204% 2037[5]	19,337	16,327
CHL Mortgage Pass-Through Trust, Series 2007-HY5, Class 1-A-1, 5.931% 2047[5]	40,165	33,141
CHL Mortgage Pass-Through Trust, Series 2007-HY4, Class 1-A-1, 6.094% 2047[5]	22,517	19,016
Crown Castle Towers LLC, Series 2005-1, Class A-FX, 4.643% 2035[4]	10,000	9,866
Crown Castle Towers LLC, Series 2005-1, Class D, 5.612% 2035[4]	37,750	35,672
Crown Castle Towers LLC, Series 2006-1, Class E, 6.065% 2036[4]	9,000	7,861
Crown Castle Towers LLC, Series 2006-1, Class F, 6.650% 2036[3,4]	16,575	14,435
Crown Castle Towers LLC, Series 2006-1, Class G, 6.795% 2036[3,4]	1,250	1,064
SBA CMBS Trust, Series 2005-1, Class A, 5.369% 2035[3,4]	10,000	9,943
SBA CMBS Trust, Series 2005-1, Class B, 5.565% 2035[3,4]	7,000	6,841
SBA CMBS Trust, Series 2006-1A, Class A, 5.314% 2036[4]	12,000	11,654
SBA CMBS Trust, Series 2006-1A, Class D, 5.852% 2036[4]	5,000	4,438
SBA CMBS Trust, Series 2006-1A, Class F, 6.709% 2036[3,4]	18,000	16,297
SBA CMBS Trust, Series 2006-1A, Class G, 6.904% 2036[3,4]	17,000	15,368
SBA CMBS Trust, Series 2006-1A, Class H, 7.389% 2036[3,4]	1,670	1,506
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A-PB, 4.692% 2041	15,000	14,477
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-2, 4.782% 2042	10,389	10,367
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-4, 5.083% 2042[5]	5,000	4,748
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A-4, 5.265% 2044[5]	22,000	20,943
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A-PB, 5.446% 2045	12,500	12,183
Tower Ventures, LLC, Series 2006-1, Class A1-FX, 5.361% 2036[3,4]	12,000	11,856
Tower Ventures, LLC, Series 2006-1, Class A-2, 5.45% 2036[3,4]	11,100	10,951
Tower Ventures, LLC, Series 2006-1, Class C, 5.707% 2036[4]	8,000	7,472
Tower Ventures, LLC, Series 2006-1, Class D, 6.052% 2036[3,4]	29,000	26,838
Wells Fargo Mortgage-backed Securities Trust, Series 2003-13, Class A-1, 4.50% 2018	14,906	13,892
Wells Fargo Mortgage-backed Securities Trust, Series 2004-7, Class II-A-1, 4.50% 2019	21,282	19,834
Wells Fargo Mortgage-backed Securities Trust, Series 2006-1, Class A-3, 5.00% 2021	7,945	7,109
Wells Fargo Mortgage-backed Securities Trust, Series 2006-AR15, Class A-1, 5.652% 2036[5]	13,759	12,158
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2-A-1, 5.813% 2036[5]	29,303	19,272
IndyMac INDX Mortgage Loan Trust, Series 2006-AR25, Class 3-A-1, 6.359% 2036[5]	41,845	30,271
IndyMac IMSC Mortgage Loan Trust, Series 2007-F3, Class 2-A-1, 6.50% 2037	19,924	16,491
IndyMac IMSC Mortgage Loan Trust, Series 2007-F3, Class 3-A-1, 7.00% 2037	39,933	31,831
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-8, Class 3-AF, 3.18% 2036[5]	7,022	5,252
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 5-A-1, 5.907% 2036[5]	11,607	8,518
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 6-A, 5.919% 2036[5]	27,948	21,800
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-12, Class 2-A1, 5.956% 2037[5]	11,088	7,329
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-9, Class 2-A1, 5.996% 2037[5]	6,385	4,769
GE Commercial Mortgage Corp., Series 2004-C1, Class A-2, 3.915% 2038	5,550	5,503
GE Commercial Mortgage Corp., Series 2006-C1, Class A-4, 5.339% 2044[5]	13,000	12,143
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.333% 2045[5]	17,000	16,777
GE Commercial Mortgage Corp., Series 2005-C4, Class A-M, 5.333% 2045[5]	1,650	1,560
Lehman Mortgage Trust, Series 2005-2, Class 3-A3, 5.50% 2035	8,116	7,735
Lehman Mortgage Trust, Series 2007-6, Class 2-A1, 6.891% 2037[5]	25,534	19,077
Lehman Mortgage Trust, Series 2007-7, Class 6-A4, 7.00% 2037	7,363	6,473
Bear Stearns ARM Trust, Series 2003-9, Class III-A-2, 4.957% 2034[5]	1,880	1,728
Bear Stearns ARM Trust, Series 2005-10, Class A-3, 4.65% 2035[5]	20,000	17,905
Bear Stearns ARM Trust, Series 2005-6, Class I-A-1, 4.753% 2035[5]	14,778	10,123
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7-A-1, 5.00% 2019	28,968	27,659
Banc of America Mortgage Securities, Inc., Series 2003-G, Class 2-A-1, 4.158% 2033[5]	1,988	1,968
CitiMortgage Alternative Loan Trust, Series 2005-A1, Class IIA-1, 5.00% 2020	15,642	14,596
CitiMortgage Alternative Loan Trust, Series 2007-A3, Class IA-1, 6.00% 2037	20,000	12,858
Citigroup Mortgage Loan Trust, Inc., Series 2003-UST1, Class A-3, 5.00% 2018	6,052	5,627
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR5, Class 2-A7A, 6.216% 2036[5]	24,338	16,288
Citigroup Mortgage Loan Trust, Inc., Series 2007-AR5, Class 1-A2A, 5.61% 2037[5]	5,820	4,562
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036	8,433	8,621
Banc of America Commercial Mortgage Inc., Series 2005-5, Class A-3B, 5.227% 2045[5]	17,730	17,439
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A-3, 5.172% 2049[5]	27,410	25,130
American Home Mortgage Assets Trust, Series 2007-3, Class II-2A-1, 6.25% 2037[5]	30,747	24,542
Bank of America 5.50% 2012[4]	22,500	22,861
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[4]	22,129	21,965
GS Mortgage Securities Corp. II, Series 1998-C1, Class D, 7.17% 2030[5]	20,000	19,966
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP6, Class A-4, 5.475% 2043[5]	20,250	19,043
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048	20,000	18,913
Morgan Stanley Mortgage Loan Trust, Series 2005-10, Class 5-A-1, 6.00% 2035	11,268	8,739
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 3-A-1, 5.978% 2036[5]	937	620
Morgan Stanley Mortgage Loan Trust, Series 2007-11AR, Class 2-A-1, 6.625% 2037[5]	13,668	9,503
GSR Mortgage Loan Trust, Series 2004-2F, Class VIIA-1, 4.50% 2019	16,225	14,634
GSR Mortgage Loan Trust, Series 2004-15F, Class 5A-1, 5.50% 2020	3,979	3,878
Structured Products Asset Return Certificates Trust, Series 2001-CF1, Class A, 6.36% 2033[3]	18,327	18,467
Nationwide Building Society, Series 2007-2, 5.50% 2012[4]	17,500	17,887
Morgan Stanley Capital I Trust, Series 2005-HQ7, Class A-2, 5.208% 2042[5]	17,875	17,585
Thornburg Mortgage Securities Trust, Series 2006-5, Class A-1, 2.581% 2046[5]	17,663	16,370
Bear Stearns Asset-backed Securities I Trust, Series 2005-AC3, Class II-A-1, 5.25% 2020	7,410	6,630
Bear Stearns Asset-backed Securities I Trust, Series 2005-AC8, Class A-4, 5.50% 2035	5,531	4,992
Bear Stearns Asset-backed Securities I Trust, Series 2006-AC2, Class II-1A-1, 6.00% 2036	3,015	2,657
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038	6,925	6,480
Commercial Mortgage Trust, Series 2004-LNB2, Class A-2, 3.60% 2039	7,203	7,173
Chase Mortgage Finance Trust, Series 2003-S2, Class A-1, 5.00% 2018	13,930	13,300
Bear Stearns Commercial Mortgage Securities Inc., Series 1999-C1, Class X, interest only, 1.011% 2031[4,5]	65,829	689
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-PBW1, Class A-1, 3.97% 2035	4,186	4,137
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A-2, 6.48% 2035	7,665	7,842
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A-2, 6.465% 2034	12,082	12,440
Host Marriott Pool Trust, Series 1999-HMTA, Class D, 7.97% 2015[4]	10,990	11,368
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA11, Class I-A-5, 5.75% 2036	1,230	1,068
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA3, Class A-6, 6.00% 2036	11,120	10,094
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-4-1, 5.243% 2037[5]	10,000	9,819
Merrill Lynch Mortgage Investors, Inc., Series 1999-C1, Class A-2, 7.56% 2031	9,172	9,366
BCAP LLC Trust, Series 2006-AA2, Class A-1, 2.631% 2037[5]	14,924	8,933
American General Mortgage Loan Trust, Series 2006-1, Class A-5, 5.75% 2035[4,5]	10,000	8,861
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A-M, 5.724% (undated)[5]	8,000	7,314
GMAC Mortgage Loan Trust, Series 2006-AR1, Class 2-A-1, 5.635% 2036[5]	7,682	6,616
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A-1, 6.079% 2033	946	949
GE Capital Commercial Mortgage Corp., Series 2002-3, Class A-1, 4.229% 2037	5,604	5,528
Bear Stearns ALT-A Trust, Series 2006-2, Class II-4-A-1, 5.886% 2036[5]	10,946	6,419
Four Times Square Trust, Series 2000-4TS, Class C, 7.86% 2015[4]	6,000	6,416
Banc of America Alternative Loan Trust, Series 2003-11, Class 5-A-1, 5.50% 2019	6,115	5,867
TBW Mortgage-Backed Trust, Series 2006-1, Class 2-A-1, 6.50% 2036	7,045	5,478
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032	5,247	5,440
American Home Mortgage Investment Trust, Series 2004-1, Class III-A, 3.28% 2044	5,063	4,818
Government National Mortgage Assn. 9.50% 2009	71	72
Government National Mortgage Assn. 9.00% 2016	37	40
Government National Mortgage Assn. 8.50% 2017	8	9
Government National Mortgage Assn. 8.50% 2017	3	3
Government National Mortgage Assn. 10.00% 2020	768	875
Government National Mortgage Assn. 8.50% 2021	177	193
Government National Mortgage Assn. 8.50% 2021	33	36
Government National Mortgage Assn. 8.50% 2021	6	6
Government National Mortgage Assn. 9.50% 2021	98	110
Government National Mortgage Assn. 10.00% 2021	1,106	1,259
Government National Mortgage Assn. 10.00% 2025	1,059	1,200
Harborview Mortgage Loan Trust, Series 2006-6, Class 1A, 5.30% 2036[5]	3,575	2,251
J.P. Morgan Mortgage Trust, Series 2006-A3, Class 3-A-3, 5.735% 2036[5]	2,000	1,597
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.486% 2027[4,5]	246	245
Structured Asset Securities Corp., Series 1998-RF1, Class A, 8.737% 2027[4,5]	199	199
Financial Asset Securitization, Inc., Series 1997-NAM1, Class B-1, 7.75% 2027	289	273
		3,357,605

CONSUMER DISCRETIONARY — 3.80%
CCH II, LLC and CCH II Capital Corp. 10.25% 2010	39,050	37,390
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 13.50% 2011	4,375	3,456
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00% 2012[4]	53,548	51,272
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013	23,350	21,715
Charter Communications Operating, LLC, Term Loan B, 4.80% 2014[5,7,8]	50,073	44,062
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.375% 2014[4]	20,000	19,100
Charter Communications Operating, LLC, Term Loan B, 8.50% 2014[5,7,8]	26,933	26,658
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 10.875% 2014[4]	24,550	25,655
CCH I, LLC and CCH I Capital Corp. 11.00% 2015	30,575	23,313
Allison Transmission Holdings, Inc., Term Loan B, 5.22% 2014[5,7,8]	116,222	104,618
Allison Transmission Holdings, Inc. 11.00% 2015[4]	25,800	23,478
Allison Transmission Holdings, Inc. 11.25% 2015[4,9]	76,450	66,894
Univision Communications, Inc., Second Lien Term Loan B, 4.963% 2009[5,7,8]	3,325	3,183
Univision Communications Inc. 7.85% 2011	20,325	18,851
Univision Communications, Inc., First Lien Term Loan B, 5.049% 2014[5,7,8]	62,284	50,995
Univision Communications Inc. 9.75% 2015[4,9]	132,950	102,039
General Motors Nova Scotia Finance Co. 6.85% 2008	1,675	1,650
General Motors Corp. 7.20% 2011	68,695	45,339
General Motors Corp. 7.125% 2013	56,695	32,458
General Motors Corp. 7.70% 2016	4,000	2,070
General Motors Corp. 8.80% 2021	28,470	14,377
General Motors Corp. 9.40% 2021	9,100	4,823
General Motors Corp. 8.25% 2023	7,000	3,500
Comcast Cable Communications, Inc. 6.20% 2008	49,000	49,143
Comcast Corp. 3.088% 2009[5]	1,250	1,236
Comcast Cable Communications, Inc. 6.75% 2011	3,300	3,416
Comcast Cable Communications, Inc. 7.125% 2013	8,100	8,566
Comcast Corp. 5.85% 2015	13,200	12,927
Comcast Corp. 5.90% 2016	8,475	8,294
Comcast Corp. 6.45% 2037	10,000	9,184
Comcast Corp. 6.95% 2037	10,275	9,926
Michaels Stores, Inc., Term Loan B, 4.75% 2013[5,7,8]	24,199	19,535
Michaels Stores, Inc. 10.00% 2014	81,100	65,488
Michaels Stores, Inc. 0%/13.00% 2016[10]	14,450	5,997
Michaels Stores, Inc. 11.375% 2016	6,800	4,828
Time Warner Inc. 2.915% 2009[5]	14,700	14,369
Time Warner Inc. 5.50% 2011	1,000	987
AOL Time Warner Inc. 6.875% 2012	11,950	12,215
Time Warner Companies, Inc. 9.125% 2013	5,000	5,470
Time Warner Inc. 5.875% 2016	18,900	17,741
Time Warner Companies, Inc. 7.25% 2017	9,500	9,514
AOL Time Warner Inc. 7.625% 2031	10,750	10,684
Time Warner Inc. 6.50% 2036	18,000	15,650
K. Hovnanian Enterprises, Inc. 8.875% 2012	10,515	7,098
K. Hovnanian Enterprises, Inc. 7.75% 2013	14,265	8,488
K. Hovnanian Enterprises, Inc. 6.375% 2014	7,891	4,971
K. Hovnanian Enterprises, Inc. 6.50% 2014	25,796	16,380
K. Hovnanian Enterprises, Inc. 6.25% 2015	28,080	17,550
K. Hovnanian Enterprises, Inc. 6.25% 2016	16,170	9,945
K. Hovnanian Enterprises, Inc. 7.50% 2016	14,930	9,481
K. Hovnanian Enterprises, Inc. 8.625% 2017	17,250	11,644
Federated Retail Holdings, Inc. 5.35% 2012	7,000	6,505
Macy’s Retail Holdings, Inc. 7.875% 2015	23,875	23,766
Federated Retail Holdings, Inc. 5.90% 2016	48,915	42,471
Federated Retail Holdings, Inc. 6.375% 2037	14,300	10,829
MGM MIRAGE 6.00% 2009	35,100	34,398
Mandalay Resort Group 6.50% 2009	7,122	6,997
MGM MIRAGE 8.50% 2010	22,830	22,088
MGM MIRAGE 6.75% 2012	9,150	8,075
MGM MIRAGE 6.75% 2013	8,200	6,888
MGM MIRAGE 7.50% 2016	4,000	3,210
Time Warner Cable Inc. 5.40% 2012	25,000	24,870
Time Warner Cable Inc. 6.75% 2018	22,500	22,731
Time Warner Cable Inc. 6.55% 2037	25,000	23,089
Tenneco Automotive Inc., Series B, 10.25% 2013	5,144	5,350
Tenneco Automotive Inc. 8.625% 2014	54,300	45,883
Tenneco Inc. 8.125% 2015	19,550	17,497
KB Home 5.875% 2015	33,545	27,675
KB Home 6.25% 2015	40,920	34,270
Sally Holdings LLC and Sally Capital Inc. 9.25% 2014	61,025	59,804
NTL Cable PLC 8.75% 2014	30,564	28,654
NTL Cable PLC 9.125% 2016	32,000	29,760
Toys “R” Us, Inc. 7.625% 2011	45,375	40,497
Toys “R” Us-Delaware, Inc., Term Loan B, 6.969% 2012[5,7,8]	14,940	14,324
Liberty Media Corp. 7.75% 2009	10,950	11,100
Liberty Media Corp. 7.875% 2009	28,350	28,771
Liberty Media Corp. 8.25% 2030	13,870	12,356
News America Holdings Inc. 8.00% 2016	6,000	6,639
News America Inc. 7.25% 2018	1,405	1,495
News America Holdings Inc. 8.25% 2018	7,000	7,867
News America Inc. 6.40% 2035	750	697
News America Inc. 6.65% 2037	18,000	17,149
News America Inc. 6.75% 2038	15,000	15,325
J.C. Penney Co., Inc. 8.00% 2010	35,705	36,791
J.C. Penney Co., Inc. 9.00% 2012	10,506	11,266
Cox Communications, Inc. 7.875% 2009	12,500	12,777
Cox Communications, Inc. 4.625% 2010	8,250	8,197
Cox Communications, Inc. 7.75% 2010	10,000	10,520
Cox Communications, Inc. 5.45% 2014	13,500	13,073
TL Acquisitions, Inc., Term Loan B, 4.96% 2014[5,7,8]	15,268	13,564
Thomson Learning 0%/13.25% 2015[4,10]	2,250	1,654
Thomson Learning 10.50% 2015[4]	33,050	29,249
CanWest Media Inc., Series B, 8.00% 2012	47,573	41,626
CanWest MediaWorks Inc. 9.25% 2015[4]	3,150	2,457
Delphi Automotive Systems Corp. 6.50% 2009[11]	54,466	9,395
Delphi Corp. 6.50% 2013[11]	72,580	12,701
Delphi Automotive Systems Corp. 6.55% 2006[11]	17,105	2,951
Delphi Automotive Systems Corp. 7.125% 2029[11]	104,355	18,001
Delphi Trust I 8.25% 2033[11]	30,031	375
Quebecor Media Inc. 7.75% 2016	30,450	28,242
Quebecor Media Inc. 7.75% 2016	11,195	10,383
Radio One, Inc., Series B, 8.875% 2011	25,630	21,657
Radio One, Inc. 6.375% 2013	22,565	16,585
Ford Motor Co. 9.50% 2011	1,000	800
Ford Motor Co., Term Loan B, 5.46% 2013[5,7,8]	39,631	31,347
Ford Motor Co. 6.50% 2018	5,742	2,900
Ford Motor Co. 8.875% 2022	1,320	680
Mohegan Tribal Gaming Authority 6.375% 2009	19,780	19,187
Mohegan Tribal Gaming Authority 8.00% 2012	2,100	1,774
Mohegan Tribal Gaming Authority 6.125% 2013	4,175	3,653
Mohegan Tribal Gaming Authority 7.125% 2014	4,950	3,613
Mohegan Tribal Gaming Authority 6.875% 2015	8,775	6,186
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014	36,535	33,247
Boyd Gaming Corp. 7.75% 2012	28,400	23,714
Boyd Gaming Corp. 6.75% 2014	8,004	5,923
Technical Olympic USA, Inc. 9.00% 2010[11]	10,675	5,711
Technical Olympic USA, Inc. 9.00% 2010[11]	7,815	4,181
Technical Olympic USA, Inc. 9.25% 2011[4,11]	33,175	17,417
Harrah’s Operating Co., Inc. 5.50% 2010	26,375	23,078
Harrah’s Operating Co., Inc. 5.625% 2015	8,800	4,048
Royal Caribbean Cruises Ltd. 8.75% 2011	26,850	26,582
Dollar General Corp., Term Loan B2, 5.213% 2014[5,7,8]	2,575	2,347
Dollar General Corp. 10.625% 2015	16,975	17,187
Dollar General Corp. 11.875% 2017[5,9]	6,200	5,890
Standard Pacific Corp. 5.125% 2009	13,750	13,509
Standard Pacific Corp. 6.875% 2011	3,385	2,962
Standard Pacific Corp. 6.25% 2014	7,050	5,675
Standard Pacific Corp. 7.00% 2015	3,830	3,069
American Media Operations, Inc., Series B, 10.25% 2009	17,230	13,569
American Media Operations, Inc., Series B, 10.25% 2009[4]	582	458
American Media Operations, Inc. 8.875% 2011	8,930	7,055
American Media Operations, Inc. 8.875% 2011[4]	325	257
Vidéotron Ltée 6.875% 2014	16,599	16,101
Vidéotron Ltée 6.375% 2015	4,905	4,574
Target Corp. 6.00% 2018	11,350	11,468
Target Corp. 7.00% 2038	8,750	9,011
Seminole Tribe of Florida 6.535% 2020[4,7]	10,000	9,728
Seminole Tribe of Florida 7.804% 2020[4,7]	10,750	10,672
Kabel Deutschland GmbH 10.625% 2014	19,675	20,216
Meritage Corp. 7.00% 2014	5,335	4,295
Meritage Homes Corp. 6.25% 2015	10,125	7,895
Meritage Corp. 7.731% 2017[3,4]	12,500	7,725
Warner Music Group 7.375% 2014	25,000	19,875
Thomson Reuters Corp. 5.95% 2013	3,625	3,667
Thomson Reuters Corp. 6.50% 2018	15,760	15,810
Gap, Inc. 10.05% 2008[5]	18,840	19,283
Clear Channel Communications, Inc. 7.65% 2010	15,000	14,107
Clear Channel Communications, Inc. 5.50% 2014	9,170	5,003
Beazer Homes USA, Inc. 8.375% 2012	11,298	8,586
Beazer Homes USA, Inc. 8.125% 2016	13,050	9,314
Viacom Inc. 5.75% 2011	3,000	2,974
Viacom Inc. 6.25% 2016	14,250	13,613
CSC Holdings, Inc., Series B, 8.125% 2009	14,025	14,200
CSC Holdings, Inc., Series B, 6.75% 2012	400	383
Cablevision Systems Corp., Series B, 8.00% 2012	2,050	1,973
Cooper-Standard Automotive Inc. 7.00% 2012	19,150	15,895
DaimlerChrysler North America Holding Corp. 7.75% 2011	15,000	15,747
DaimlerChrysler Financial Services Americas LLC, First Lien Term Loan, 6.78% 2012[5,7,8]	19,004	15,743
Dex Media West LLC, Dex Media West Finance Co., Series B, 8.50% 2010	5,000	4,825
Dex Media, Inc., Series B, 0%/9.00% 2013[10]	9,000	5,445
R.H. Donnelley Corp., Series A-2, 6.875% 2013	5,825	2,912
R.H. Donnelley Corp., Series A-3, 8.875% 2016	4,325	2,108
LBI Media, Inc. 8.50% 2017[4]	19,605	15,120
AMC Entertainment Inc., Series B, 8.625% 2012	14,650	15,089
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. 8.375% 2013	12,187	12,644
Claire’s Stores, Inc., Term Loan B, 5.399% 2014[5,7,8]	7,079	4,863
Claire’s Stores, Inc. 9.25% 2015	16,875	7,678
D.R. Horton, Inc. 8.00% 2009	12,225	12,225
Bon-Ton Department Stores, Inc. 10.25% 2014	21,925	11,730
Neiman Marcus Group, Inc. 9.00% 2015[9]	11,300	11,131
McGraw-Hill Companies, Inc. 5.375% 2012	5,170	5,182
McGraw-Hill Companies, Inc. 5.90% 2017	6,000	5,909
Hanesbrands Inc., Series B, 6.508% 2014[5]	12,300	11,009
Centex Corp. 5.25% 2015	7,315	5,669
Centex Corp. 6.50% 2016	6,375	5,259
Education Management LLC and Education Management Finance Corp. 8.75% 2014	7,775	7,036
Education Management LLC and Education Management Finance Corp. 10.25% 2016	4,370	3,813
Young Broadcasting Inc. 10.00% 2011	21,855	10,545
Young Broadcasting Inc. 8.75% 2014	535	231
YUM! Brands, Inc. 7.70% 2012	10,000	10,643
Seneca Gaming Corp. 7.25% 2012	8,000	7,340
Seneca Gaming Corp., Series B, 7.25% 2012	3,275	3,005
Gaylord Entertainment Co. 8.00% 2013	6,804	6,362
Gaylord Entertainment Co. 6.75% 2014	4,000	3,570
Staples, Inc. 7.375% 2012	9,000	9,247
Visteon Corp. 7.00% 2014	18,000	9,045
William Lyon Homes, Inc. 7.625% 2012	17,000	6,970
William Lyon Homes, Inc. 10.75% 2013	2,500	1,088
Marriott International, Inc., Series J, 5.625% 2013	5,000	4,693
Marriott International, Inc., Series I, 6.375% 2017	3,500	3,198
Ryland Group, Inc. 5.375% 2012	9,000	7,830
ERAC USA Finance Co. 7.00% 2037[4]	10,000	7,628
Regal Cinemas Corp., Series B, 9.375% 2012[3]	7,250	7,427
Pinnacle Entertainment, Inc. 7.50% 2015	9,400	7,050
Sealy Mattress Co. 8.25% 2014	7,250	6,054
Warnaco, Inc. 8.875% 2013	5,625	5,857
MDC Holdings, Inc. 7.00% 2012	5,000	5,017
Pulte Homes, Inc. 7.875% 2011	5,000	4,850
Morris Publishing Group, LLC and Morris Publishing Finance Co., Series B, 7.00% 2013	9,015	4,733
Fox Acquisition LLC 13.375% 2016[4]	4,175	4,222
Local T.V. Finance LLC 9.25% 2015[4,9]	4,775	3,653
Cinemark USA, Inc., Term Loan B, 4.44% 2013[5,7,8]	3,734	3,549
Walt Disney Co. 5.70% 2011	1,000	1,047
Walt Disney Co. 5.625% 2016	2,000	2,029
Goodyear Tire & Rubber Co. 6.678% 2009[5]	3,000	2,985
WCI Communities, Inc. 9.125% 2012	7,300	2,884
Toll Brothers, Inc. 4.95% 2014	2,000	1,710
		2,908,103

BONDS & NOTES OF U.S. GOVERNMENT & GOVERNMENT AGENCIES — 2.44%
U.S. Treasury 3.625% 2009	10,000	10,130
U.S. Treasury 3.875% 2009	14,000	14,180
U.S. Treasury 4.50% 2011	16,165	16,975
U.S. Treasury 4.625% 2011	122,750	129,415
U.S. Treasury 4.875% 2011	26,115	27,571
U.S. Treasury 4.125% 2012	15,250	15,853
U.S. Treasury 4.25% 2012	112,490	117,614
U.S. Treasury 4.875% 2012	25,000	26,661
U.S. Treasury 3.625% 2013	163,125	166,012
U.S. Treasury 4.25% 2013	242,057	253,346
U.S. Treasury Principal Strip 0% 2013	10,000	8,365
U.S. Treasury 4.25% 2014	91,000	95,362
U.S. Treasury Principal Strip 0% 2014	51,560	42,106
U.S. Treasury Principal Strip 0% 2014	46,030	38,006
U.S. Treasury Principal Strip 0% 2014	30,000	24,375
U.S. Treasury Principal Strip 0% 2014	10,000	8,298
U.S. Treasury Principal Strip 0% 2014	10,000	8,076
U.S. Treasury Principal Strip 0% 2014	10,000	7,986
U.S. Treasury 4.50% 2017	106,250	110,853
U.S. Treasury 8.875% 2017	7,500	10,216
U.S. Treasury 3.50% 2018	28,650	27,598
U.S. Treasury 6.00% 2026	20,000	23,305
U.S. Treasury 5.50% 2028	35,000	38,773
U.S. Treasury 3.375% 2032[3,12]	11,134	13,776
U.S. Treasury 4.50% 2036	31,940	31,334
U.S. Treasury Principal Strip 0% 2037	45,000	12,007
Fannie Mae 5.00% 2011	39,865	41,409
Fannie Mae 6.25% 2011	5,400	5,517
Fannie Mae 5.25% 2012	74,000	71,778
Fannie Mae 4.625% 2013	80,000	75,941
Fannie Mae 5.25% 2016	27,000	28,268
Fannie Mae 6.25% 2029	71,000	80,481
Freddie Mac 5.25% 2011	83,915	87,713
Freddie Mac 5.00% 2018	170,000	150,921
Federal Home Loan Bank 5.125% 2013	18,000	18,866
CoBank ACB 7.875% 2018[4]	10,000	9,752
CoBank ACB 3.376% 2022[4,5]	8,315	6,622
Federal Agricultural Mortgage Corp. 4.875% 2011[4]	1,000	1,029
United States Agency for International Development, Republic of Egypt 4.45% 2015	10,000	10,155
Federal Agricultural Mortgage Corp. 5.50% 2011[4]	3,000	3,127
		1,869,772

TELECOMMUNICATION SERVICES — 2.04%
U S WEST Communications, Inc. 5.625% 2008	18,020	18,020
Qwest Capital Funding, Inc. 7.90% 2010	32,510	32,347
Qwest Capital Funding, Inc. 7.25% 2011	136,770	130,957
Qwest Communications International Inc. 7.25% 2011	30,025	28,899
Qwest Corp. 8.875% 2012	12,400	12,431
Qwest Capital Funding, Inc. 7.625% 2021	7,225	5,888
U S WEST Capital Funding, Inc. 6.875% 2028	21,175	15,881
Qwest Capital Funding, Inc. 7.75% 2031	39,335	30,878
Sprint Capital Corp. 6.375% 2009	1,925	1,925
Nextel Communications, Inc., Series E, 6.875% 2013	103,850	81,577
Nextel Communications, Inc., Series F, 5.95% 2014	43,000	32,716
Nextel Communications, Inc., Series D, 7.375% 2015	134,905	103,941
Sprint Nextel Corp. 6.00% 2016	5,000	4,219
Sprint Capital Corp. 6.90% 2019	5,120	4,373
Sprint Capital Corp. 8.75% 2032	33,085	29,597
Centennial Communications Corp. 8.541% 2013[5]	47,300	47,359
Centennial Communications Corp. 10.00% 2013	2,250	2,351
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC 10.125% 2013	17,500	18,287
Centennial Communications Corp., Centennial Cellular Operating Co. LLC and
Centennial Puerto Rico Operations Corp. 8.125% 2014[5]	60,275	61,179
American Tower Corp. 7.125% 2012	59,775	61,120
American Tower Corp. 7.50% 2012	43,300	44,274
American Tower Corp. 7.00% 2017[4]	11,135	11,163
SBC Communications Inc. 6.25% 2011	5,500	5,693
AT&T Corp. 7.30% 2011[5]	14,789	15,736
AT&T Wireless Services, Inc. 8.125% 2012	16,935	18,598
AT&T Inc. 4.95% 2013	8,750	8,761
SBC Communications Inc. 5.10% 2014	38,500	37,794
SBC Communications Inc. 5.625% 2016	10,000	9,917
AT&T Corp. 8.00% 2031[5]	5,000	5,695
AT&T Inc. 6.40% 2038	7,000	6,686
Verizon Global Funding Corp. 4.90% 2015	3,560	3,368
Verizon Communications Inc. 5.50% 2017	27,000	25,945
Verizon Communications Inc. 6.10% 2018	11,300	11,294
Verizon Global Funding Corp. 7.75% 2030	6,705	6,988
Verizon Communications Inc. 6.25% 2037	50,000	46,245
Verizon Communications Inc. 6.90% 2038	7,000	6,963
Windstream Corp. 8.125% 2013	7,500	7,613
Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp. 7.75% 2015	17,125	17,287
Windstream Corp. 8.625% 2016	63,950	65,069
Telecom Italia Capital SA 4.00% 2010	1,470	1,448
Telecom Italia Capital SA 4.875% 2010	1,630	1,619
Telecom Italia Capital SA, Series B, 5.25% 2013	2,700	2,551
Telecom Italia Capital SA 5.25% 2015	14,000	12,781
Telecom Italia Capital SA 6.999% 2018	24,400	24,299
Telecom Italia Capital SA 7.20% 2036	18,400	17,287
Telecom Italia Capital SA 7.721% 2038	30,100	29,715
Cricket Communications, Inc. 9.375% 2014	35,450	34,918
Cricket Communications, Inc. 10.875% 2014	19,000	18,715
Rural Cellular Corp. 8.25% 2012	4,000	4,110
Rural Cellular Corp. 8.623% 2012[5]	11,590	11,735
Rural Cellular Corp. 5.682% 2013[5]	36,300	36,482
British Telecommunications PLC 8.625% 2010[5]	2,000	2,149
British Telecommunications PLC 5.15% 2013	8,750	8,567
British Telecommunications PLC 5.95% 2018	33,250	32,050
British Telecommunications PLC 9.125% 2030[5]	5,800	6,898
MetroPCS Wireless, Inc., Term Loan B, 5.125% 2013[5,7,8]	13,802	13,181
MetroPCS Wireless, Inc. 9.25% 2014	17,300	16,868
Rogers Wireless Inc. 7.25% 2012	9,175	9,677
Rogers Wireless Inc. 7.50% 2015	16,750	17,770
Cincinnati Bell Inc. 7.25% 2013	26,275	25,487
Vodafone Group PLC 5.625% 2017	9,200	8,849
Vodafone Group PLC 6.15% 2037	16,560	14,960
ALLTEL Corp. 7.00% 2012	7,885	8,122
ALLTEL Corp., Term Loan B3, 5.208% 2015[5,7,8]	13,027	13,008
France Télécom 7.75% 2011[5]	15,500	16,517
Singapore Telecommunications Ltd. 6.375% 2011[4]	6,000	6,306
Singapore Telecommunications Ltd. 6.375% 2011	4,825	5,071
Singapore Telecommunications Ltd. 7.375% 2031[4]	3,800	4,128
Koninklijke KPN NV 8.00% 2010	10,000	10,591
Koninklijke KPN NV 8.375% 2030	3,020	3,453
Hawaiian Telcom Communications, Inc. 8.486% 2013[5]	15,920	5,652
Hawaiian Telcom Communications, Inc. 9.75% 2013	16,945	6,270
Hawaiian Telcom Communications, Inc., Series B, 12.50% 2015	7,075	1,521
Intelsat, Ltd. 6.50% 2013	14,850	11,063
PCCW-HKT Capital No. 3 Ltd. 5.25% 2015[4]	12,000	10,582
Level 3 Financing, Inc. 9.25% 2014	8,000	7,320
NTELOS Inc., Term Loan B, 5.27% 2011[5,7,8]	5,806	5,712
Embarq Corp. 6.738% 2013	5,000	4,819
Trilogy International Partners LLC, Term Loan B, 6.301% 2012[5,7,8]	5,250	4,750
Nordic Telephone Co. Holding ApS 8.875% 2016[4]	4,000	3,880
Citizens Communications Co. 7.875% 2027	3,725	3,297
		1,563,212

INFORMATION TECHNOLOGY — 1.76%
NXP BV and NXP Funding LLC 5.541% 2013[5]	114,045	89,953
NXP BV and NXP Funding LLC 7.875% 2014	120,850	101,212
NXP BV and NXP Funding LLC 9.50% 2015	204,515	142,138
Freescale Semiconductor, Inc., Term Loan B, 4.221% 2013[5,7,8]	10,013	9,052
Freescale Semiconductor, Inc. 6.651% 2014[5]	7,900	6,221
Freescale Semiconductor, Inc. 8.875% 2014	56,382	48,066
Freescale Semiconductor, Inc. 9.125% 2014[9]	123,175	100,388
Freescale Semiconductor, Inc. 10.125% 2016	152,550	120,514
Electronic Data Systems Corp. 7.125% 2009	10,315	10,606
Electronic Data Systems Corp., Series B, 6.50% 2013[5]	117,650	123,793
Electronic Data Systems Corp. 7.45% 2029	10,555	11,092
Sanmina-SCI Corp. 5.526% 2010[4,5]	1,732	1,723
Sanmina-SCI Corp. 6.75% 2013	25,085	22,451
Sanmina-SCI Corp. 5.526% 2014[4,5]	15,500	14,492
Sanmina-SCI Corp. 8.125% 2016	66,275	59,316
Jabil Circuit, Inc. 5.875% 2010	50,640	49,627
Jabil Circuit, Inc. 8.25% 2018	39,225	39,225
First Data Corp., Term Loan B2, 5.552% 2014[5,7,8]	60,964	56,177
First Data Corp., Bridge Loan, 9.375% 2015[3,5,7,8]	10,000	8,662
SunGard Data Systems Inc. 3.75% 2009	11,050	10,953
SunGard Data Systems Inc. 9.125% 2013	48,900	50,245
KLA-Tencor Corp. 6.90% 2018	50,500	49,428
Western Union Co. 2.869% 2008[5]	17,000	16,992
Western Union Co. 5.40% 2011	5,000	5,002
Western Union Co. 5.93% 2016	24,000	23,238
Celestica Inc. 7.875% 2011	16,540	16,705
Celestica Inc. 7.625% 2013	23,320	22,387
Ceridian Corp. 11.25% 2015[4]	28,425	25,938
National Semiconductor Corp. 6.15% 2012	18,750	18,995
Hughes Communications, Inc. 9.50% 2014	15,750	16,006
Sensata Technologies BV, Term Loan B, 4.543% 2013[5,7,8]	3,792	3,324
Sensata Technologies BV 8.00% 2014[5]	11,000	9,405
Serena Software, Inc. 10.375% 2016	13,430	12,473
Oracle Corp. 5.75% 2018	10,000	9,995
Hewlett-Packard Co. 5.50% 2018	9,500	9,351
Nortel Networks Ltd. 7.041% 2011[5]	6,500	6,159
Nortel Networks Ltd. 10.125% 2013	3,250	3,189
Xerox Corp. 7.125% 2010	9,000	9,299
MagnaChip Semiconductor SA and MagnaChip Semiconductor Finance Co. 8.00% 2014	30,005	8,851
		1,342,643

INDUSTRIALS — 1.64%
Continental Airlines, Inc. 8.75% 2011	29,250	20,548
Continental Airlines, Inc., Series 2000-2, Class A-2, 7.487% 2012[7]	11,700	11,335
Continental Airlines, Inc., Series 1997-1, Class A, 7.461% 2016[7]	9,988	8,290
Continental Airlines, Inc., Series 2001-1, Class B, 7.373% 2017[7]	5,741	5,368
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 2018[7]	1,318	1,028
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 2019[7]	17,650	16,061
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[7]	5,013	4,362
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 2019[7]	862	718
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[7]	16,036	14,192
Continental Airlines, Inc., Series 1999-1, Class B, 6.795% 2020[7]	837	651
Continental Airlines, Inc., Series 2003-ERJ3, Class A, 7.875% 2020[7]	11,719	7,973
Continental Airlines, Inc., Series 1999-2, Class A-1, 7.256% 2021[7]	705	627
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 2021[7]	5,408	4,555
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[7]	14,448	12,588
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 2022[7]	11,380	8,023
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[7]	2,704	2,361
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[7]	6,823	6,425
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 2022[7]	5,852	4,684
Nielsen Finance LLC, Term Loan B, 4.734% 2013[5,7,8]	5,984	5,570
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014	55,100	55,789
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014[4]	10,100	10,226
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 2016[10]	64,150	44,103
United Air Lines, Inc., Series 2001-1, Class A-2, 6.201% 2010[7]	4,717	4,670
United Air Lines, Inc., Series 2000-2, Class B, 7.811% 2011[7,11]	5,302	6,031
United Air Lines, Inc., Series 2000-2, Class A-2, 7.186% 2012[7]	35,060	34,720
United Air Lines, Inc., Term Loan B, 4.50% 2014[5,7,8]	43,236	31,604
United Air Lines, Inc., Series 2001-1, Class A-1, 6.071% 2014[7]	3,499	3,442
United Air Lines, Inc., Series 2001-1, Class A-3, 6.602% 2015[7]	1,853	1,823
United Air Lines, Inc., Series 1996-A2, 7.87% 2019[7,11]	2,453	849
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 2021[4,7]	5,225	3,932
United Air Lines, Inc., Series 2007-1, Class A, 6.636% 2024[7]	9,330	7,634
US Investigations Services, Inc., Term Loan B, 5.551% 2015[5,7,8]	18,857	17,474
US Investigations Services, Inc. 10.50% 2015[4]	41,545	37,806
US Investigations Services, Inc. 11.75% 2016[4]	15,775	13,488
Delta Air Lines, Inc., Series 2000-1, Class A-2, 7.57% 2012[7]	8,050	7,587
Delta Air Lines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.417% 2014[7]	46,035	40,050
Delta Air Lines, Inc., Series 1992-A2, 9.20% 2014[7,11]	3,345	3,173
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 2024[7]	19,813	16,197
Ashtead Group PLC 8.625% 2015[4]	15,700	13,816
Ashtead Capital, Inc. 9.00% 2016[4]	58,885	52,113
American Airlines, Inc., Series 2003-1, Class G, AMBAC insured, 3.857% 2012[7]	1,404	1,275
American Airlines, Inc., Series 2001-1, Class A-2, 6.817% 2012[7]	17,745	13,575
American Airlines, Inc., Series 2001-2, Class A-1, 6.978% 2012[7]	2,349	2,220
American Airlines, Inc., Series 2001-2, Class B, 8.608% 2012[7]	4,595	3,722
AMR Corp. 9.00% 2012	11,000	6,545
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013[7]	17,138	15,767
AMR Corp. 9.00% 2016	2,000	1,190
American Airlines, Inc., Series 2001-1, Class B, 7.377% 2019[7]	14,806	7,616
AMR Corp. 10.00% 2021[3]	3,000	1,800
American Airlines, Inc., Series 2001-1, Class A-1, 6.977% 2022[7]	7,423	5,642
Allied Waste North America, Inc., Series B, 6.50% 2010	12,000	12,060
Allied Waste North America, Inc., Series B, 5.75% 2011	18,800	18,659
Allied Waste North America, Inc. 7.875% 2013	2,500	2,556
Allied Waste North America, Inc., Series B, 6.125% 2014	2,500	2,356
Allied Waste North America, Inc., Series B, 7.375% 2014	4,500	4,511
Allied Waste North America, Inc. 7.25% 2015	8,500	8,436
Allied Waste North America, Inc. 6.875% 2017	7,250	6,996
Northwest Airlines, Inc., Term Loan B, 6.31% 2013[3,5,7,8]	6,397	5,461
Northwest Airlines, Inc., Term Loan A, 4.56% 2018[3,5,7,8]	60,067	48,880
General Electric Capital Corp., Series A, 4.80% 2013	13,000	12,818
General Electric Co. 5.25% 2017	11,250	10,919
General Electric Capital Corp., Series A, 3.164% 2026[5]	25,000	21,326
ARAMARK Corp., Term Loan B, 4.676% 2014[5,7,8]	12,047	11,503
ARAMARK Corp., Term Loan B, Letter of Credit, 4.676% 2014[5,7,8]	765	731
ARAMARK Corp. 6.373% 2015[5]	8,050	7,446
ARAMARK Corp. 8.50% 2015	24,575	24,606
Sequa Corp., Term Loan B, 6.06% 2014[5,7,8]	38,982	36,972
Koninklijke Philips Electronics NV 5.75% 2018	26,000	25,723
Koninklijke Philips Electronics NV 6.875% 2038	10,700	11,036
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011[4,7]	24,805	25,693
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 2013[4,7]	10,092	10,420
Hutchison Whampoa International Ltd. 7.00% 2011[4]	5,000	5,246
Hutchison Whampoa International Ltd. 6.50% 2013[4]	25,000	25,689
Waste Management, Inc. 6.50% 2008	5,000	5,041
Waste Management, Inc. 5.00% 2014	7,000	6,493
WMX Technologies, Inc. 7.10% 2026	10,125	9,795
NTK Holdings Inc. 0%/10.75% 2014[7,10]	13,500	5,636
THL Buildco, Inc. 8.50% 2014	27,325	15,609
Hawker Beechcraft Acquisition Co., LLC 8.50% 2015	5,300	5,327
Hawker Beechcraft Acquisition Co., LLC 8.875% 2015[9]	11,530	11,444
Hawker Beechcraft Acquisition Co., LLC 9.75% 2017	4,105	4,074
USG Corp. 6.30% 2016	10,000	8,000
USG Corp. 8.00% 2018	14,650	12,746
CSX Corp. 5.75% 2013	4,960	4,824
CSX Corp. 6.25% 2015	3,460	3,357
CSX Corp. 6.15% 2037	11,800	9,539
American Standard Inc. 7.625% 2010	16,501	17,290
Navios Maritime Holdings Inc. 9.50% 2014	15,825	15,548
CEVA Group PLC 10.00% 2014[4]	8,825	8,957
CEVA Group PLC, Bridge Loan, 7.208% 2015[3,5,7,8]	6,691	4,516
Atrium Companies, Inc., Term Loan B, 6.54% 2012[5,7,8]	14,002	11,528
ACIH, Inc. 11.50% 2012[4,11]	6,125	1,868
Caterpillar Financial Services Corp., Series F, 2.865% 2008[5]	400	400
Caterpillar Financial Services Corp., Series F, 4.85% 2012	5,000	5,056
Caterpillar Financial Services Corp., Series F, 5.50% 2016	5,000	5,027
Caterpillar Financial Services Corp., Series F, 5.85% 2017	2,000	2,047
Atlas Copco AB 5.60% 2017[4]	11,405	11,091
DRS Technologies, Inc. 6.875% 2013	275	278
DRS Technologies, Inc. 6.625% 2016	10,250	10,404
DRS Technologies, Inc. 7.625% 2018	200	209
B/E Aerospace 8.50% 2018	9,525	9,858
Norfolk Southern Corp. 5.75% 2018	10,000	9,788
Union Pacific Corp. 5.75% 2017	2,065	2,009
Union Pacific Corp. 5.70% 2018	8,000	7,744
Tyco International Group SA 6.125% 2008	8,000	8,020
Tyco International Group SA 7.00% 2019[4]	600	602
Tyco International Group SA 6.875% 2021[4]	1,000	994
DynCorp International and DIV Capital Corp., Series A, 9.50% 2013	5,230	5,184
DynCorp International and DIV Capital Corp. 9.50% 2013[4]	4,445	4,412
John Deere Capital Corp. 4.875% 2009	4,000	4,043
John Deere Capital Corp. 5.40% 2011	2,000	2,039
John Deere Capital Corp. 5.10% 2013	500	504
John Deere Capital Corp., Series D, 5.50% 2017	2,500	2,485
Accuride Corp. 8.50% 2015	12,100	8,289
RBS Global, Inc. and Rexnord LLC 9.50% 2014	7,800	7,488
RBS Global, Inc. and Rexnord LLC 8.875% 2016	575	529
Esco Corp. 6.651% 2013[4,5]	3,725	3,520
Esco Corp. 8.625% 2013[4]	4,000	4,010
Esterline Technologies Corp. 6.625% 2017	7,500	7,200
RSC Holdings III, LLC, Second Lien Term Loan B, 6.30% 2013[3,5,7,8]	8,105	6,970
TransDigm Inc. 7.75% 2014	6,865	6,728
H&E Equipment Services, Inc. 8.375% 2016	6,800	5,882
Lockheed Martin Corp. 4.121% 2013	5,000	4,843
BNSF Funding Trust I 6.613% 2055[5]	2,910	2,580
Canadian National Railway Co. 4.95% 2014	2,000	1,990
Alion Science and Technology Corp. 10.25% 2015	1,740	1,211
		1,256,307

HEALTH CARE — 1.28%
Tenet Healthcare Corp. 6.375% 2011	3,345	3,312
Tenet Healthcare Corp. 7.375% 2013	3,495	3,303
Tenet Healthcare Corp. 9.875% 2014	140,615	142,021
Tenet Healthcare Corp. 9.25% 2015	31,845	31,805
HealthSouth Corp. 9.133% 2014[5]	41,025	41,948
HealthSouth Corp. 10.75% 2016	85,700	92,127
Boston Scientific Corp. 5.45% 2014	10,400	9,724
Boston Scientific Corp. 6.40% 2016	43,898	42,362
Boston Scientific Corp. 5.125% 2017	12,785	11,251
Boston Scientific Corp. 7.00% 2035	54,145	48,730
HCA Inc., Term Loan B, 5.051% 2013[5,7,8]	87,153	82,110
HCA Inc. 9.125% 2014	2,090	2,158
HCA Inc. 9.25% 2016	3,650	3,769
HCA Inc. 9.625% 2016[9]	3,400	3,511
VWR Funding, Inc. 10.25% 2015[5,9]	73,210	67,536
PTS Acquisition Corp. 9.50% 2015[9]	55,635	49,376
Warner Chilcott Corp. 8.75% 2015	44,424	45,312
Elan Finance PLC and Elan Finance Corp. 7.75% 2011	4,250	4,091
Elan Finance PLC and Elan Finance Corp. 6.807% 2013[5]	13,570	12,417
Elan Finance PLC and Elan Finance Corp. 8.875% 2013	19,350	18,963
Mylan Inc., Term Loan B, 6.063% 2014[5,7,8]	33,452	33,175
Cardinal Health, Inc. 4.00% 2015	25,000	22,713
Cardinal Health, Inc. 5.80% 2016	10,000	9,773
GlaxoSmithKline Capital Inc. 4.85% 2013	13,500	13,513
GlaxoSmithKline Capital Inc. 6.375% 2038	16,850	16,825
Team Finance LLC and Health Finance Corp. 11.25% 2013	26,600	27,797
Coventry Health Care, Inc. 6.30% 2014	26,750	25,078
UnitedHealth Group Inc. 4.875% 2013	3,500	3,370
UnitedHealth Group Inc. 4.875% 2013	1,500	1,454
UnitedHealth Group 6.00% 2017	12,430	11,811
CHS/Community Health Systems, Inc. 8.875% 2015	15,665	15,861
Hospira, Inc. 3.281% 2010[5]	10,000	9,617
Hospira, Inc. 5.55% 2012	5,295	5,243
Surgical Care Affiliates, Inc. 8.875% 2015[4,9]	5,250	4,607
Surgical Care Affiliates, Inc. 10.00% 2017[4]	9,500	7,363
Humana Inc. 6.45% 2016	10,000	9,513
AMR HoldCo, Inc. and EmCare HoldCo, Inc. 10.00% 2015	8,565	9,036
Symbion Inc. 11.00% 2015[4,5,9]	10,250	7,790
AstraZeneca PLC 5.40% 2012	7,000	7,205
Viant Holdings Inc. 10.125% 2017[4]	8,335	7,085
Biogen Idec Inc. 6.00% 2013	6,000	5,965
Abbott Laboratories 5.60% 2017	4,615	4,663
Bausch & Lomb Inc. 9.875% 2015[4]	2,250	2,312
		977,595

UTILITIES — 1.28%
Texas Competitive Electric Holdings Co. LLC, Term Loan B2, 6.234% 2014[5,7,8]	19,377	18,250
Texas Competitive Electric Holdings Co. LLC 10.25% 2015[4]	164,804	165,628
Texas Competitive Electric Holdings Co. LLC, Series B, 10.25% 2015[4]	60,355	60,657
Edison Mission Energy 7.50% 2013	32,525	32,850
Edison Mission Energy 7.75% 2016	35,300	35,565
Midwest Generation, LLC, Series B, 8.56% 2016[7]	11,625	12,002
Edison Mission Energy 7.00% 2017	19,525	18,549
Edison Mission Energy 7.20% 2019	39,450	37,280
Homer City Funding LLC 8.734% 2026[7]	12,561	13,378
Edison Mission Energy 7.625% 2027	20,850	18,452
Southern California Edison Co., First and Refunding Mortgage Bonds, Series 2006-E, 5.55% 2037	6,500	6,002
AES Corp. 9.50% 2009	39,554	40,741
AES Corp. 9.375% 2010	7,502	7,933
AES Corp. 8.75% 2013[4]	38,707	40,352
AES Corp. 7.75% 2015	10,000	9,925
AES Red Oak, LLC, Series A, 8.54% 2019[7]	36,423	37,880
AES Red Oak, LLC, Series B, 9.20% 2029[7]	7,000	7,280
NRG Energy, Inc. 7.25% 2014	24,525	23,973
NRG Energy, Inc. 7.375% 2016	76,625	74,518
Nevada Power Co., General and Refunding Mortgage Bonds, Series A, 8.25% 2011	6,000	6,481
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series H, 6.25% 2012	7,500	7,704
Nevada Power Co., General and Refunding Mortgage Notes, Series I, 6.50% 2012	4,250	4,401
Sierra Pacific Resources 8.625% 2014	2,725	2,868
Nevada Power Co., General and Refunding Mortgage Notes, Series L, 5.875% 2015	5,675	5,627
Nevada Power Co., General and Refunding Mortgage Notes, Series M, 5.95% 2016	13,700	13,578
Sierra Pacific Resources 6.75% 2017	3,000	2,940
MidAmerican Energy Co. 4.65% 2014	3,200	3,083
MidAmerican Energy Co. 5.95% 2017	7,000	7,118
MidAmerican Energy Holdings Co. 5.75% 2018[4]	20,000	19,742
MidAmerican Energy Holdings Co. 6.125% 2036	10,150	9,563
MidAmerican Energy Holdings Co. 6.50% 2037	3,000	2,968
Israel Electric Corp. Ltd. 7.95% 2011[4]	5,000	5,175
Israel Electric Corp. Ltd. 7.70% 2018[4]	22,500	22,879
Israel Electric Corp. Ltd. 7.25% 2019[4]	1,800	1,786
Israel Electric Corp. Ltd. 8.10% 2096[3,4]	4,905	4,391
Cilcorp Inc. 8.70% 2009	9,000	9,168
Union Electric Co. 5.40% 2016	8,000	7,482
Illinois Power Co. 6.125% 2017	5,000	4,768
Cilcorp Inc. 9.375% 2029	3,000	3,109
E.ON International Finance BV 5.80% 2018[4]	23,000	22,635
Abu Dhabi National Energy Co. PJSC (TAQA) 5.875% 2016[4]	11,000	10,361
Abu Dhabi National Energy Co. PJSC (TAQA) 6.165% 2017[4]	4,000	3,813
Abu Dhabi National Energy Co. PJSC (TAQA) 6.50% 2036[4]	7,750	6,763
National Rural Utilities Cooperative Finance Corp. 5.50% 2013	19,000	19,335
PSEG Power LLC 7.75% 2011	7,500	7,898
PSEG Power LLC 5.00% 2014	10,000	9,500
Public Service Electric and Gas Co., Series E, 5.30% 2018	1,000	977
Virginia Electric and Power Co., Series 2003-A, 4.75% 2013	6,000	5,887
Virginia Electric and Power Co., Series B, 5.95% 2017	4,500	4,539
Virginia Electric and Power Co., Series A, 6.00% 2037	2,250	2,096
Mirant Americas Generation, Inc. 8.30% 2011	9,000	9,225
Veolia Environnement 5.25% 2013	8,000	8,001
AES Panamá, SA 6.35% 2016[4]	8,000	7,947
Appalachian Power Co., Series M, 5.55% 2011	3,000	3,015
Ohio Power Co., Series K, 6.00% 2016	5,000	4,921
Alabama Power Co., Series R, 4.70% 2010	1,250	1,270
Alabama Power Co., Series Q, 5.50% 2017	5,000	5,015
Carolina Power & Light Co. d/b/a Progress Energy Carolinas, Inc. 5.25% 2015	6,000	6,016
Duke Energy Corp., First and Refunding Mortgage Bonds, 5.30% 2015	5,000	5,016
PECO Energy Co., First and Refunding Mortgage Bonds, 5.70% 2037	5,000	4,560
Constellation Energy Group, Inc. 6.125% 2009	4,030	4,070
Pacific Gas and Electric Co., First Mortgage Bonds, 6.05% 2034	4,000	3,786
Enersis SA 7.375% 2014	3,500	3,728
Intergen Power 9.00% 2017[4]	3,000	3,075
Centerpoint Energy, Inc., Series B, 6.85% 2015	3,000	3,056
Tri-State Generation and Transmission Assn. Inc., Pass Through Trust, Series 2003-A, 6.04% 2018[4,7]	2,461	2,461
FPL Energy National Wind Portfolio, LLC 6.125% 2019[4,7]	1,754	1,746
		976,758

ENERGY — 1.14%
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009[4,7]	15,892	15,928
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009[7]	306	306
Ras Laffan Liquefied Natural Gas Co. Ltd. 8.294% 2014[4,7]	13,329	14,760
Ras Laffan Liquefied Natural Gas Co. Ltd. 8.294% 2014[7]	4,325	4,789
Ras Laffan Liquefied Natural Gas II 5.298% 2020[4,7]	49,350	46,181
Ras Laffan Liquefied Natural Gas III 5.838% 2027[4,7]	55,650	48,068
Williams Companies, Inc. and Credit Linked Certificate Trust 6.75% 2009[4]	8,000	8,140
Williams Companies, Inc. 4.791% 2010[4,5]	8,000	7,880
Williams Companies, Inc. 6.375% 2010[4]	4,700	4,841
Transcontinental Gas Pipe Line Corp., Series B, 7.00% 2011	10,000	10,450
Williams Companies, Inc. 7.125% 2011	38,750	40,494
Williams Companies, Inc. 8.125% 2012	14,810	15,921
Williams Companies, Inc. 7.875% 2021	15,125	16,146
Williams Companies, Inc. 8.75% 2032	12,500	14,250
Enterprise Products Operating LP 4.95% 2010	2,400	2,391
Enterprise Products Operating LP 7.50% 2011	2,400	2,516
Enterprise Products Operating LLC 5.65% 2013	10,000	9,989
Enterprise Products Operating LP, Series B, 5.00% 2015	7,000	6,628
Enterprise Products Operating LP 6.875% 2033	5,750	5,577
Enterprise Products Operating LP 8.375% 2066[5]	30,280	29,626
Enterprise Products Operating LP 7.034% 2068[5]	35,720	31,197
Southern Natural Gas Co. 5.90% 2017[4]	11,740	11,351
El Paso Natural Gas Co. 5.95% 2017	7,500	7,227
Tennessee Gas Pipeline Co. 7.00% 2028	71,500	69,191
Gaz Capital SA 8.146% 2018[4]	3,250	3,307
Gaz Capital SA 6.51% 2022[4]	42,310	37,402
Gaz Capital SA, Series 9, 6.51% 2022	9,500	8,398
Gaz Capital SA 7.288% 2037[4]	24,925	22,328
TransCanada PipeLines Ltd. 6.20% 2037	800	730
TransCanada PipeLines Ltd. 6.35% 2067[5]	78,600	66,527
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 2014[4,7]	26,466	24,881
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 2014[7]	8,358	7,857
Drummond Co., Inc. 7.375% 2016[4]	35,705	32,492
Premcor Refining Group Inc. 6.125% 2011	14,500	14,622
Premcor Refining Group Inc. 6.75% 2011	11,150	11,380
Enbridge Energy Partners, LP 6.50% 2018[4]	5,225	5,204
Enbridge Energy Partners, LP 8.05% 2067[5]	20,045	18,226
Enbridge Inc. 5.60% 2017	20,400	19,553
Sunoco, Inc. 4.875% 2014	10,060	9,363
Sunoco, Inc. 5.75% 2017	10,000	9,527
Kinder Morgan Energy Partners LP 5.85% 2012	2,400	2,429
Kinder Morgan Energy Partners LP 5.125% 2014	10,325	9,830
Kinder Morgan Energy Partners LP 6.00% 2017	5,200	5,144
Qatar Petroleum 5.579% 2011[4,7]	13,334	13,610
Canadian Natural Resources Ltd. 5.45% 2012	5,600	5,619
Canadian Natural Resources Ltd. 5.70% 2017	7,350	7,173
Forest Oil Corp. 7.25% 2019	13,500	12,758
Williams Partners L.P. and Williams Partners Finance Corp. 7.25% 2017	12,325	12,356
Pemex Project Funding Master Trust 7.875% 2009	1,297	1,334
Pemex Project Funding Master Trust 5.75% 2018[4]	4,500	4,403
Pemex Project Funding Master Trust 6.625% 2035[4]	5,000	4,914
Devon Financing Corp., ULC 6.875% 2011	10,000	10,572
Rockies Express Pipeline LLC 6.85% 2018[4]	10,000	10,190
XTO Energy Inc. 5.90% 2012	2,400	2,426
XTO Energy Inc. 6.25% 2017	7,750	7,747
Husky Energy Inc. 6.20% 2017	800	797
Husky Energy Inc. 6.80% 2037	8,625	8,431
TEPPCO Partners LP 7.00% 2067[5]	8,055	6,983
Petroplus Finance Ltd. 6.75% 2014[4]	3,750	3,300
Petroplus Finance Ltd. 7.00% 2017[4]	3,750	3,263
Petrobas International Finance Co. 6.125% 2016	6,000	6,090
Marathon Oil Corp. 6.00% 2017	800	791
Marathon Oil Corp. 5.90% 2018	5,000	4,873
PETRONAS Capital Ltd. 7.00% 2012[4]	4,000	4,311
Delek & Avner-Yam Tethys Ltd. 5.326% 2013[4,7]	2,891	2,905
TNK-BP Finance SA 7.50% 2016[4]	1,500	1,365
		869,258

ASSET-BACKED OBLIGATIONS[7] — 1.02%
Drive Auto Receivables Trust, Series 2005-1, Class A-4, MBIA insured, 4.01% 2012	4,585	4,582
Drive Auto Receivables Trust, Series 2005-2, Class A-3, MBIA insured, 4.26% 2012[4]	7,154	7,055
Drive Auto Receivables Trust, Series 2005-3, Class A-4, FSA insured, 5.09% 2013[4]	20,000	19,775
Drive Auto Receivables Trust, Series 2006-2, Class A-3, MBIA insured, 5.33% 2014[4]	20,000	19,050
Washington Mutual Master Note Trust, Series 2006-A3A, Class A-3, 2.488% 2013[4,5]	8,000	7,570
Washington Mutual Master Note Trust, Series 2007-C1, Class C-1, 2.858% 2014[4,5]	7,550	5,753
Washington Mutual Master Note Trust, Series 2007-A4A, Class A-4, 5.20% 2014[4]	17,475	16,503
Washington Mutual Master Note Trust, Series 2006-A2A, Class A, 2.508% 2015[4,5]	17,000	14,920
Washington Mutual Master Note Trust, Series 2006-C2A, Class C-2, 2.958% 2015[4,5]	2,300	1,695
CSAB Mortgage-backed Trust, Series 2006-3, Class A-2, 2.621% 2036[5]	18,294	15,473
CSAB Mortgage-backed Trust, Series 2006-4, Class A-2-B, 2.621% 2036[5]	8,651	6,034
CSAB Mortgage-backed Trust, Series 2006-2, Class A-2, 2.631% 2036[5]	22,064	18,903
CSAB Mortgage-backed Trust, Series 2006-2, Class A-6-A, 5.72% 2036[5]	6,923	5,648
Honda Auto Receivables Owner Trust, Series 2006-3, Class A-4, 5.11% 2012	17,500	17,642
Honda Auto Receivables Owner Trust, Series 2007-2, Class A-4, 5.57% 2013	24,500	25,144
Citigroup Mortgage Loan Trust, Inc., Series 2006-WF2, Class A-2D, 6.164% 2036[5]	22,289	14,439
Citigroup Mortgage Loan Trust, Inc., Series 2006-WF2, Class A-2E, 6.351% 2036[5]	7,000	4,550
Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC2, Class A-3B, 2.641% 2037[5]	25,000	15,305
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-4-A, MBIA insured, 5.55% 2014	12,000	10,684
AmeriCredit Automobile Receivables Trust, Series 2007-D-F, Class A-4-A, FSA insured, 5.56% 2014	7,000	6,813
AmeriCredit Automobile Receivables Trust, Series 2008-A-F, Class A-4, FSA insured, 6.96% 2014	15,000	14,970
UPFC Auto Receivables Trust, Series 2005-B, Class A-3, XLCA insured, 4.98% 2011	3,973	3,792
UPFC Auto Receivables Trust, Series 2007-B, Class A-3, AMBAC insured, 6.15% 2014	23,250	21,928
CPS Auto Receivables Trust, Series 2006-A, Class 1-A-4, FSA insured, 5.33% 2012[4]	7,500	6,957
CPS Auto Receivables Trust, Series 2006-C, Class A-4, XLCA insured, 5.14% 2013[4]	10,000	8,832
CPS Auto Receivables Trust, Series 2007-B, Class A-4, FSA insured, 5.60% 2014[4]	10,000	8,997
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-3, 4.14% 2012	10,000	10,068
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-3, 5.12% 2014	8,040	8,154
ARG Funding Corp., Series 2005-2, Class A-4, AMBAC insured, 4.84% 2011[4]	20,000	18,191
Advanta Business Card Master Trust, Series 2005-A2, Class A-2, 2.588% 2013[5]	18,000	17,184
CWABS Asset-backed Certificates Trust, Series 2007-2, Class 2-A-3, 2.601% 2037[5]	20,000	11,255
CWABS Asset-backed Certificates Trust, Series 2006-14, Class 2-A-2, 2.611% 2037[5]	7,125	5,191
Triad Automobile Receivables Trust, Series 2006-C, Class A-3, AMBAC insured, 5.26% 2011	7,573	7,398
Triad Automobile Receivables Trust, Series 2005-A, Class A-4, AMBAC insured, 4.22% 2012	8,946	8,541
American Express Issuance Trust, Series 2005-1, Class C, 2.788% 2011[5]	17,500	15,917
J.P. Morgan Alternative Loan Trust, Series 2006-S1, Class 3-A-5, 5.73% 2036[5]	19,462	14,769
Santander Drive Auto Receivables Trust, Series 2007-1, Class A-3, FGIC insured, 5.05% 2011	15,000	14,766
Long Beach Acceptance Auto Receivables Trust, Series 2006-B, Class A-3, FSA insured, 5.17% 2011	3,797	3,764
Long Beach Acceptance Auto Receivables Trust, Series 2006-B, Class A-4, FSA insured, 5.18% 2013	11,500	10,834
Residential Funding Mortgage Securities II, Inc., Series 2006-HSA2, Class A-I-5, FGIC insured, 5.63% 2036[5]	10,000	4,183
Residential Funding Mortgage Securities II, Inc., Series 2007-HSA2, Class A-1F, MBIA insured, 8.47% 2037[5]	10,810	10,297
Susquehanna Auto Lease Trust, Series 2007-1, Class A-3, 5.25% 2010[4]	14,250	14,476
CWHEQ Revolving Home Equity Loan Trust, Series 2007-C, Class A, FGIC insured, 2.608% 2037[5]	34,672	14,114
Nissan Auto Lease Trust, Series 2008-A, Class A-3a, 5.14% 2011	14,000	14,081
Home Equity Mortgage Trust, Series 2006-2, Class 1A-1, 5.367% 2036[3,5]	2,894	1,013
Home Equity Mortgage Trust, Series 2006-4, Class A-1, 5.671% 2036[5]	5,951	1,883
Home Equity Mortgage Trust, Series 2006-6, Class 2A-1, 2.561% 2037[5]	25,030	6,074
Home Equity Mortgage Trust, Series 2006-5, Class A-1, 5.50% 2037[5]	15,091	4,312
Securitized Asset-backed Receivables LLC Trust, Series 2006-HE2, Class A-2C, 2.611% 2036[3,5]	17,043	8,010
Securitized Asset-backed Receivables LLC Trust, Series 2006-NC3, Class A-2B, 2.611% 2036[5]	7,950	5,103
Prestige Auto Receivables Trust, Series 2005-1A, Class A-2, FSA insured, 4.37% 2012[4]	4,342	4,348
Prestige Auto Receivables Trust, Series 2006-1A, Class A-2, FSA insured, 5.25% 2013[4]	7,151	6,999
Capital One Multi-asset Execution Trust, Series 2005-1, Class C, 2.858% 2013[5]	6,000	5,505
Capital One Multi-asset Execution Trust, Series 2006-1, Class C, 2.748% 2014[5]	2,000	1,719
Capital One Multi-asset Execution Trust, Series 2003-3, Class C, 4.708% 2016[5]	4,600	4,026
BMW Vehicle Owner Trust, Series 2006-A, Class A-4, 5.07% 2011	11,044	11,132
Drivetime Auto Owner Trust, Series 2005-C, Class A-3, MBIA insured, 5.006% 2011[4,5]	2,863	2,801
Drivetime Auto Owner Trust, Series 2006-A, Class A-3, XLCA insured, 5.501% 2011[4,5]	7,782	7,512
Discover Card Execution Note Trust, Series 2008-3, Class A, 5.10% 2013	10,125	10,187
Chase Issuance Trust, Series 2008-4, Class A, 4.65% 2015	10,000	9,805
SACO I Trust, Series 2005-4, Class M-1, 3.061% 2035[3,4,5]	3,000	1,022
SACO I Trust, Series 2006-7, Class A, 2.591% 2036[5]	27,882	5,961
SACO I Trust, Series 2006-12, Class I-A, 2.601% 2036[5]	13,033	2,427
J.P. Morgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A-F-4, 5.488% 2035[5]	11,978	9,118
Option One Mortgage Loan Trust, Series 2006-3, Class II-A-2, 2.561% 2037[5]	10,000	8,970
MBNA Credit Card Master Note Trust, Series 2003-1, Class C, 4.158% 2012[5]	3,600	3,529
MBNA Credit Card Master Note Trust, Series 2001-C, Class C, 7.10% 2013[4]	5,000	4,906
Conseco Finance Home Loan Trust, Series 1999-G, Class B-2, 10.96% 2029[3]	15,194	8,357
Ameriquest Mortgage Securities Trust, Series 2006-M3, Class A-2C, 2.621% 2036[5]	12,000	8,200
AEP Texas Central Transitioning Funding II LLC, Senior Secured Transition Bonds, Series A, Class A-3, 5.09% 2015	8,265	8,160
Home Equity Asset Trust, Series 2004-7, Class M-1, 3.081% 2035[5]	10,000	7,697
Home Equity Asset Trust, Series 2005-2, Class B-4, 5.961% 2035[3,4,5]	4,820	2
GMAC Mortgage Loan Trust, Series 2007-HE2, Class A-2, FGIC insured, 6.054% 2037[5]	5,000	2,800
GMAC Mortgage Loan Trust, Series 2007-HE2, Class A-3, FGIC insured, 6.193% 2037[5]	10,000	4,694
New Century Home Equity Loan Trust, Series 2006-2, Class A-2-b, 2.621% 2036[5]	9,000	7,292
CWABS, Inc., Series 2005-11, Class AF-2, 4.657% 2036[5]	7,194	7,090
CarMax Auto Owner Trust, Series 2007-2, Class A-3, 5.23% 2011	7,000	7,003
Vanderbilt Mortgage and Finance, Inc., Series 1999-B, Class I-A-6, 6.925% 2024	6,981	6,970
Residential Asset Securities Corp. Trust, Series 2001-KS3, Class A-I-6, 5.96% 2031	5,058	4,452
Residential Asset Securities Corp. Trust, Series 2003-KS6, Class A-2, 3.061% 2033[5]	140	90
Residential Asset Securities Corp. Trust, Series 2006-KS3, Class M-2, 2.801% 2036[3,5]	10,000	2,316
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-2, Class A-6, AMBAC insured, 5.08% 2011[4]	6,375	6,002
Structured Asset Investment Loan Trust, Series 2006-BNC2, Class A-5, 2.621% 2036[5]	10,000	5,788
Ameriquest Mortgage Securities Inc., Series 2003-12, Class M-1, 3.211% 2034[5]	7,000	5,743
RAMP Trust, Series 2003-RZ4, Class A-7, 4.79% 2033[5]	6,008	5,669
MASTR Asset-backed Securities Trust, Series 2007-HE1, Class A-2, 2.611% 2037[5]	6,600	5,378
First Franklin Mortgage Loan Trust, Series 2006-FFA, Class A-3, 2.581% 2026[5]	16,940	5,361
BNC Mortgage Loan Trust, Series 2007-3, Class A3, 2.591% 2037[5]	5,819	4,783
Citibank Credit Card Issuance Trust, Series 2008, Class C6, 6.30% 2014	2,000	1,826
Citibank Credit Card Issuance Trust, Series 2008, Class A5, 4.85% 2015	3,000	2,956
MBNA Master Credit Card Trust II, Series 2000-H, Class B, 3.058% 2013[5]	5,000	4,768
CWHEQ Home Equity Loan Trust, Series 2006-S2, Class A-5, FGIC insured, 5.753% 2027	10,000	4,654
Metropolitan Asset Funding, Inc., Series 1998-A, Class B-1, 7.728% 2014[3,4]	4,651	4,462
Bear Stearns Asset-backed Securities I Trust, Series 2005-CL1, Class A-1, 2.961% 2034[5]	4,726	3,489
BA Credit Card Trust, Series 2007-2, Class C-2, 2.728% 2012[5]	3,315	3,157
Long Beach Mortgage Loan Trust, Series 2006-A, Class A-1, 2.551% 2036[5]	16,157	2,580
NovaStar Mortgage Funding Trust, Series 2004-4, Class B-1, 4.161% 2035[5]	7,500	2,578
GSAA Home Equity Trust, Series 2006-7, Class AF-5A, 6.205% 2046[5]	2,800	2,356
First USA Credit Card Master Trust, Series 1998-6, Class C, 6.16% 2011[4]	2,000	1,999
Merrill Lynch Mortgage Investors Trust, Series 2007-SL1, Class A-1, 2.761% 2037[5]	4,002	1,316
Nebhelp Trust, Student Loan Interest Margin Securities, Series 1, Class A, MBIA insured, 6.68% 2016[3,4]	567	567
Structured Asset Securities Corp., Series 2005-WF4, Class B-1, 4.961% 2035[5]	1,500	134
		783,248

MATERIALS — 0.78%
ArcelorMittal 5.375% 2013[4]	16,165	15,918
ArcelorMittal 6.125% 2018[4]	50,775	48,690
International Paper Co. 7.40% 2014	12,500	12,499
International Paper Co. 7.95% 2018	47,545	47,358
Jefferson Smurfit Corp. (U.S.) 8.25% 2012	3,700	3,265
Stone Container Corp. 8.375% 2012	19,558	17,358
Jefferson Smurfit Corp. (U.S.) 7.50% 2013	15,825	13,214
Smurfit-Stone Container Enterprises, Inc. 8.00% 2017	18,665	15,352
Freeport-McMoRan Copper & Gold Inc. 6.875% 2014	3,100	3,173
Freeport-McMoRan Copper & Gold Inc. 8.25% 2015	24,130	25,188
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	17,735	18,606
Georgia Gulf Corp. 7.125% 2013	850	629
Georgia Gulf Corp. 9.50% 2014	52,970	40,257
Georgia Gulf Corp. 10.75% 2016	2,535	1,331
Domtar Corp. 5.375% 2013	3,350	2,898
Domtar Corp. 7.125% 2015	37,750	35,674
C5 Capital (SPV) Ltd. 6.196% (undated)[4,5]	3,000	2,881
C8 Capital (SPV) Ltd. 6.64% (undated)[4,5]	16,000	14,659
C10 Capital (SPV) Ltd. 6.722% (undated)[4,5]	12,500	11,415
Nalco Co. 7.75% 2011	15,010	15,235
Nalco Co. 8.875% 2013	1,000	1,037
Nalco Finance Holdings LLC and Nalco Finance Holdings Inc. 0%/9.00% 2014[10]	7,200	6,516
Georgia-Pacific Corp. 8.125% 2011	9,825	9,727
Georgia-Pacific Corp. 9.50% 2011	5,000	5,062
Georgia-Pacific Corp., First Lien Term Loan B, 4.446% 2012[5,7,8]	6,319	5,970
Stora Enso Oyj 6.404% 2016[4]	12,485	10,584
Stora Enso Oyj 7.25% 2036[4]	13,000	9,824
Abitibi-Consolidated Inc. 8.55% 2010	10,193	5,504
Abitibi-Consolidated Co. of Canada 15.50% 2010[4]	2,320	1,752
Abitibi-Consolidated Co. of Canada 6.276% 2011[5]	5,225	2,403
Abitibi-Consolidated Inc. 7.75% 2011	6,865	3,227
Abitibi-Consolidated Co. of Canada 6.00% 2013	1,955	802
Abitibi-Consolidated Co. of Canada 8.375% 2015	14,675	6,090
Graphic Packaging International, Inc. 8.50% 2011	18,975	18,216
Owens-Illinois, Inc. 7.50% 2010	750	767
Owens-Brockway Glass Container Inc. 8.25% 2013	16,000	16,480
Boise Cascade, LLC and Boise Cascade Finance Corp. 7.125% 2014	21,530	14,963
NewPage Corp., Series B, 10.00% 2012	10,500	10,106
NewPage Corp., Series A, 12.00% 2013	3,170	3,051
Allegheny Technologies, Inc. 8.375% 2011	10,500	11,119
Momentive Performance Materials Inc. 9.75% 2014	12,000	10,680
AMH Holdings, Inc. 0%/11.25% 2014[10]	16,795	10,371
Metals USA Holdings Corp. 8.791% 2012[5,9]	8,095	7,468
Metals USA, Inc. 11.125% 2015	2,150	2,236
Algoma Steel Inc. 9.875% 2015[4]	7,500	7,087
FMG Finance Pty Ltd. 10.625% 2016[4]	6,000	6,990
Airgas, Inc. 6.25% 2014	1,400	1,375
Airgas, Inc. 7.125% 2018[4]	5,500	5,528
AEP Industries Inc. 7.875% 2013	8,220	6,617
Building Materials Corp. of America 7.75% 2014	8,400	6,594
UPM-Kymmene Corp. 5.625% 2014[4]	7,500	6,545
JSG Funding PLC 7.75% 2015	6,500	5,883
Weyerhaeuser Co. 7.375% 2032[1]	3,500	3,347
Weyerhaeuser Co. 6.875% 2033[1]	2,500	2,261
Rohm and Haas Co. 5.60% 2013	4,020	4,045
Dow Chemical Co. 5.70% 2018	4,000	3,783
Rockwood Specialties Group, Inc. 7.50% 2014	3,240	3,200
E.I. du Pont de Nemours and Co. 5.00% 2013	3,025	3,037
Packaging Corp. of America 4.375% 2008	2,500	2,500
Arbermarle Corp. 5.10% 2015	2,570	2,433
Plastipak Holdings, Inc. 8.50% 2015[4]	2,275	1,945
Berry Plastics Holding Corp. 10.25% 2016	2,950	1,932
Corporación Nacional del Cobre de Chile 6.375% 2012[4]	1,500	1,575
Neenah Paper, Inc. 7.375% 2014	277	237
		596,469

CONSUMER STAPLES — 0.46%
Wesfarmers Ltd. 6.998% 2013[4]	50,000	51,864
SUPERVALU INC., Term Loan B, 3.642% 2012[5,7,8]	14,129	13,381
SUPERVALU INC. 7.50% 2012	3,323	3,323
Albertson’s, Inc. 7.25% 2013	14,122	14,193
SUPERVALU INC. 7.50% 2014	1,000	991
Albertson’s, Inc. 8.00% 2031	12,650	12,218
Tyson Foods, Inc. 6.85% 2016[5]	39,900	37,116
Stater Bros. Holdings Inc. 8.125% 2012	22,625	22,625
Stater Bros. Holdings Inc. 7.75% 2015	13,750	13,200
CVS Caremark Corp. 2.982% 2010[5]	5,000	4,897
CVS Corp. 5.789% 2026[4,7]	4,405	3,950
CVS Corp. 6.036% 2028[4,7]	13,495	12,565
CVS Caremark Corp. 6.943% 2030[4,7]	5,943	5,775
Dole Food Co., Inc. 8.625% 2009	7,850	7,723
Dole Food Co., Inc. 7.25% 2010	7,875	7,284
Dole Food Co., Inc. 8.875% 2011	10,735	9,836
Yankee Candle Co., Inc., Series B, 8.50% 2015	22,995	17,016
Yankee Candle Co., Inc., Series B, 9.75% 2017	11,895	6,899
Kroger Co. 6.40% 2017	17,950	18,375
Duane Reade Inc. 9.75% 2011	14,120	12,496
Vitamin Shoppe Industries Inc. 10.176% 2012[3,5]	11,650	11,912
Tesco PLC 6.15% 2037[4]	10,600	9,628
Delhaize Group 6.50% 2017	3,850	3,848
Delhaize America, Inc. 9.00% 2031	5,000	5,760
Safeway Inc. 6.35% 2017	8,000	8,162
Rite Aid Corp. 8.625% 2015	3,000	1,943
Rite Aid Corp. 7.70% 2027	9,000	4,635
Rite Aid Corp. 6.875% 2028	2,500	1,163
Pilgrim’s Pride Corp. 7.625% 2015	7,000	5,950
Pilgrim’s Pride Corp. 8.375% 2017	2,000	1,540
Constellation Brands, Inc. 8.375% 2014	3,675	3,776
Constellation Brands, Inc. 7.25% 2017	3,000	2,910
Kraft Foods Inc. 6.875% 2038	5,875	5,688
Elizabeth Arden, Inc. 7.75% 2014	3,675	3,482
Smithfield Foods, Inc., Series B, 8.00% 2009	875	878
Smithfield Foods, Inc., Series B, 7.75% 2013	2,800	2,548
		349,550

BONDS & NOTES OF GOVERNMENTS & GOVERNMENT AGENCIES OUTSIDE THE U.S. — 0.12%
United Mexican States Government Global 6.375% 2013	14,765	15,577
United Mexican States Government Global 11.375% 2016	9,118	12,606
United Mexican States Government Global 5.625% 2017	3,640	3,680
United Mexican States Government Global 6.75% 2034	7,740	8,344
United Mexican States Government Global 6.05% 2040	2,000	1,930
Russian Federation 8.25% 2010[7]	1,333	1,387
Russian Federation 7.50% 2030[7]	24,398	27,479
State of Qatar 9.75% 2030	4,000	6,010
El Salvador (Republic of) 7.75% 2023	3,000	3,150
El Salvador (Republic of) 7.75% 2023[4]	1,250	1,312
El Salvador (Republic of) 7.65% 2035[4]	750	737
Banque Centrale de Tunisie 7.375% 2012	3,500	3,723
Bulgaria (Republic of) 8.25% 2015	3,000	3,386
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014	2,500	3,124
Corporación Andina de Fomento 5.75% 2017	2,000	1,909
		94,354

MUNICIPALS — 0.01%
State of South Dakota, Educational Enhancement Funding Corp., Tobacco Settlement Asset-backed Bonds,
Series 2002-A, Class A, 6.72% 2025	3,617	3,310
State of Louisiana, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds,
Series 2001-A, Class A, 6.36% 2025	2,110	2,066
		5,376

Total bonds & notes (cost: $22,812,593,000)		20,679,723

Short-term securities — 9.10%

Federal Home Loan Bank 1.70%–2.55% due 8/13–12/10/2008	1,053,362	1,050,202
Freddie Mac 1.736%–2.55% due 8/18–9/29/2008	978,019	975,906
U.S. Treasury Bills 1.44%–1.865% due 8/14–11/13/2008	848,645	846,757
Procter & Gamble International Funding S.C.A. 2.06%–2.27% due 8/8–10/3/2008[4]	437,400	436,261
Coca-Cola Co. 2.03%–2.37% due 8/7–10/9/2008[4]	357,300	356,280
Fannie Mae 2.07%–2.35% due 8/1–10/28/2008	317,800	317,047
JPMorgan Chase & Co. 2.50%–2.65% due 9/2–10/16/2008	147,300	146,680
Jupiter Securitization Co., LLC 2.50% due 8/7/2008[4]	50,000	49,972
Park Avenue Receivables Co., LLC 2.72% due 9/5/2008[4]	31,300	31,205
Johnson & Johnson 2.02%–2.15% due 8/11–10/14/2008[4]	225,000	224,642
Wells Fargo & Co. 2.17%–2.34% due 8/15–10/7/2008	217,200	216,479
United Parcel Service Inc. 2.04%–2.17% due 8/1–10/1/2008[4]	194,800	194,397
International Bank for Reconstruction and Development 1.89% due 9/17/2008	175,000	174,559
IBM Corp. 2.08%–2.24% due 9/3–9/11/2008[4]	104,500	104,215
IBM Capital Inc. 2.25% due 9/18/2008[4]	50,000	49,818
Honeywell International Inc. 2.00%–2.29% due 8/13–9/29/2008[4]	154,262	153,818
Pfizer Inc 2.16%–2.18% due 9/5–9/8/2008[4]	134,500	134,127
General Electric Capital Corp. 2.62% due 8/12/2008	75,000	74,941
Edison Asset Securitization LLC 2.47% due 9/17/2008[4]	50,371	50,205
Paccar Financial Corp. 1.97%–2.01% due 8/13–8/19/2008	112,397	112,276
Private Export Funding Corp. 2.045%–2.22% due 8/12–9/18/2008[4]	110,890	110,704
Walt Disney Co. 2.03%–2.13% due 8/18–10/9/2008	108,500	108,269
Wal-Mart Stores Inc. 1.99%–2.07% due 8/5–10/6/2008[4]	100,000	99,754
Merck & Co. Inc. 2.14%–2.15% due 8/15–9/23/2008	100,000	99,745
Bank of America Corp. 2.575%–2.68% due 9/8–10/7/2008	100,000	99,594
John Deere Capital Corp. 2.12%–2.17% due 9/4–9/23/2008[4]	85,000	84,725
Eaton Corp. 2.20%–2.35% due 8/11–9/4/2008[4]	82,900	82,736
NetJets Inc. 2.08%–2.17% due 9/8–9/19/2008[4]	80,000	79,801
Variable Funding Capital Corp. 2.63% due 9/16/2008[4]	59,100	58,871
Union Bank of California, N.A. 2.62% due 8/15/2008	$50,000	$50,000
AT&T Inc. 2.30% due 8/20/2008[4]	50,000	49,924
Medtronic Inc. 2.20% due 8/26/2008[4]	50,000	49,901
E.I. duPont de Nemours and Co. 2.18% due 8/28/2008[4]	50,000	49,894
Brown-Forman Corp. 2.08%–2.20% due 8/5–8/21/2008[4]	48,125	48,073
Ciesco LLC 2.70% due 8/26/2008[4]	42,300	42,210
Genentech, Inc. 2.11%–2.20% due 8/14–8/25/2008[4]	41,555	41,504
3M Co. 2.01% due 8/27/2008	34,000	33,949
Wm. Wrigley Jr. Co. 2.10% due 8/1/2008[4]	25,000	24,998
Harvard University 2.06% due 8/4/2008	25,000	24,992
Becton, Dickinson and Co. 2.10% due 8/25/2008	25,000	24,964

Total short-term securities (cost: $6,964,841,000)		6,964,395

Total investment securities (cost: $77,433,729,000)		76,527,544
Other assets less liabilities		(41,408)

Net assets		$76,486,136

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[2]	Security did not produce income during the last 12 months.
[3]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $691,650,000, which represented .90% of the net assets of the fund.
[4]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $6,809,625,000, which represented 8.90% of the net assets of the fund.

[5]	Coupon rate may change periodically.
[6]
Purchased in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 1/15/2008 at a cost of $178,500,000) may be subject to legal or contractual restrictions on resale.

[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]
Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $803,165,000, which represented 1.05% of the net assets of the fund.

[9]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[10]	Step bond; coupon rate will increase at a later date.
[11]	Scheduled interest and/or principal payment was not received.
[12]	Index-linked bond whose principal amount moves with a government retail price index.

Key to abbreviations

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing.

MFGEFP-906-0908O-S15877

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO
To the Shareholders and Board of Directors of
The Income Fund of America, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of The Income Fund of America, Inc. (the “Fund”) as of July 31, 2008, and for the year then ended and have issued our report thereon dated September 10, 2008, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of July 31, 2008, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
September 10, 2008

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE INCOME FUND OF AMERICA, INC.

By /s/ Hilda L. Applbaum
Hilda L. Applbaum, Vice Chairman and Principal Executive Officer

Date: October 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Hilda L. Applbaum
Hilda L. Applbaum, Vice Chairman and Principal Executive Officer

Date: October 8, 2008

By /s/ Jennifer M. Buchheim
Jennifer M. Buchheim, Treasurer and Principal Financial Officer

Date: October 8, 2008